                                                                 EXHIBIT 10.40

                                                                  EXECUTION COPY





                                CREDIT AGREEMENT

                          Dated as of October 24, 1997

                                     among
                               CODE-ALARM, INC.,

                                  as Borrower,

                   THE OTHER CREDIT PARTIES SIGNATORY HERETO,

                               as Credit Parties,

                          THE LENDERS SIGNATORY HERETO
                               FROM TIME TO TIME,

                                  as Lenders,

                                      and

                     GENERAL ELECTRIC CAPITAL CORPORATION,

                              as Agent and Lender

                               TABLE OF CONTENTS

                                                                                                                         Page
1.       AMOUNT AND TERMS OF CREDIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         1.1     Credit Facilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         1.2     Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         1.3     Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         1.4     Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
         1.5     Interest and Applicable Margins. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
         1.6     Eligible Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
         1.7     Eligible Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
         1.8     Cash Management Systems  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
         1.9     Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
         1.10    Receipt of Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
         1.11    Application and Allocation of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
         1.12    Loan Account and Accounting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
         1.13    Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
         1.14    Access . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
         1.15    Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
         1.16    Capital Adequacy; Increased Costs; Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
         1.17    Single Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

2.       CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
         2.1     Conditions to the Initial Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
         2.2     Further Conditions to Term Loan B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
         2.3     Further Conditions to Incurrence of Litigation L/C Obligations . . . . . . . . . . . . . . . . . . . . . 27
         2.4     Further Conditions to Each Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

3.       REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
         3.1     Corporate Existence; Compliance with Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
         3.2     Executive Offices; FEIN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
         3.3     Corporate Power, Authorization, Enforceable Obligations  . . . . . . . . . . . . . . . . . . . . . . . . 30
         3.4     Financial Statements and Projections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
         3.5     Material Adverse Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
         3.6     Ownership of Property; Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
         3.7     Labor Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
         3.8     Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness  . . . . . . . . . . . . . . . 33
         3.9     Government Regulation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
         3.10    Margin Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
         3.11    Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
         3.12    ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
         3.13    No Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35

                                                                                                                         Page
         3.14    Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
         3.15    Intellectual Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
         3.16    Full Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
         3.17    Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
         3.18    Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
         3.19    Deposit and Disbursement Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
         3.20    Government Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
         3.21    Customer and Trade Relations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
         3.22    Agreements and Other Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
         3.23    Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
         3.24    Series A Preferred Stock Issuance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
         3.25    Series B Preferred Stock Issuance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39

4.       FINANCIAL STATEMENTS AND INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
         4.1     Reports and Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
         4.2     Communication with Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39

5.       AFFIRMATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
         5.1     Maintenance of Existence and Conduct of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
         5.2     Payment of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
         5.3     Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
         5.4     Insurance; Damage to or Destruction of Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
         5.5     Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
         5.6     Supplemental Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
         5.7     Intellectual Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
         5.8     Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
         5.9     Landlords' Agreements, Mortgagee Agreements and Bailee Letters . . . . . . . . . . . . . . . . . . . . . 43
         5.10    Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
         5.11    OEM Contracts and Accreditations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
         5.12    Tessco Liquidation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44

6.       NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
         6.1     Mergers, Subsidiaries, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
         6.2     Investments; Loans and Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
         6.3     Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
         6.4     Employee Loans and Affiliate Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
         6.5     Capital Structure and Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
         6.6     Guaranteed Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
         6.7     Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
         6.8     Sale of Stock and Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
         6.9     ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49

                                                                                                                         Page
         6.10    Financial Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
         6.11    Hazardous Materials  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
         6.12    Sale-Leasebacks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
         6.13    Cancellation of Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
         6.14    Restricted Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
         6.15    Change of Corporate Name or Location; Change of Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . 49
         6.16    No Impairment of Intercompany Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
         6.17    No Speculative Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
         6.18    Changes Relating to Preferred Stock and Subordinated Debt.   . . . . . . . . . . . . . . . . . . . . . . 50

7.       TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
         7.1     Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
         7.2     Survival of Obligations Upon Termination of Financing Arrangements . . . . . . . . . . . . . . . . . . . 50

8.       EVENTS OF DEFAULT; RIGHTS AND REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
         8.1     Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
         8.2     Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
         8.3     Waivers by Credit Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54

9.       ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
         9.1     Assignment and Participations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
         9.2     Appointment of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
         9.3     Agent's Reliance, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
         9.4     GE Capital and Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
         9.5     Lender Credit Decision . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
         9.6     Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
         9.7     Successor Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
         9.8     Setoff and Sharing of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
         9.9     Advances; Payments; Non-Funding Lenders; Information; Actions in Concert . . . . . . . . . . . . . . . . 60

10.      SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
         10.1    Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63

11.      MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
         11.1    Complete Agreement; Modification of Agreement and Pegasus Litigation Guaranty  . . . . . . . . . . . . . 63
         11.2    Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
         11.3    Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
         11.4    No Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
         11.5    Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
         11.6    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67

                                                                                                                         Page
         11.7    Conflict of Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 68
         11.8    Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 68
         11.9    GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 68
         11.10   Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
         11.11   Section Titles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
         11.12   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
         11.13   WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
         11.14   Press Releases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
         11.15   Reinstatement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
         11.16   Advice of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
         11.17   No Strict Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71

                              INDEX OF APPENDICES

Exhibit 1.1(a)(i)         -       Form of Notice of Revolving Credit Advance
Exhibit 1.1(a)(ii)        -       Form of Revolving Note
Exhibit 1.1(b)            -       Form of Term A Note
Exhibit 1.1(c)(i)         -       Form of Term B Note
Exhibit 1.1(c)(ii)        -       Form of Notice of Term Loan B Advance
Exhibit 1.1(d)            -       Form of Notice of Term Loan C Advance
Exhibit 1.1(e)            -       Form of Swing Line Note
Exhibit 1.5(e)            -       Form of Notice of Conversion/Continuation
Exhibit 4.1(b             -       Form of Borrowing Base Certificate
Exhibit 9.1(a)            -       Form of Assignment Agreement

Schedule  1.1             -       Responsible Individual
Schedule  1.4             -       Sources and Uses; Funds Flow Memorandum
Schedule  3.2             -       Executive Offices; FEIN
Schedule  3.4(A)          -       Financial Statements
Schedule  3.4(B)          -       Pro Forma
Schedule  3.4(C)          -       Projections
Schedule  3.4(D)          -       Fair Salable Balance Sheet
Schedule  3.6             -       Real Estate and Leases
Schedule  3.7             -       Labor Matters
Schedule  3.8             -       Ventures, Subsidiaries and Affiliates; Outstanding Stock
Schedule  3.11            -       Tax Matters
Schedule  3.12            -       ERISA Plans
Schedule  3.13            -       Litigation
Schedule  3.15            -       Intellectual Property
Schedule  3.17            -       Hazardous Materials
Schedule  3.18            -       Insurance
Schedule  3.19            -       Deposit and Disbursement Accounts
Schedule  3.20            -       Government Contracts
Schedule  3.21            -       Customer and Trade Relations
Schedule  3.22            -       Material Agreements
Schedule  5.1             -       Trade Names
Schedule  6.2             -       Investments
Schedule  6.3             -       Indebtedness
Schedule  6.4             -       Transactions with Affiliates
Schedule  6.7             -       Existing Liens

Annex A (Recitals)                -       Definitions
Annex B (Section 1.2)             -       Letters of Credit
         -----------
Annex C (Section 1.8)             -       Cash Management System
         -----------
Annex D (Section 2.1(a))          -       List of Closing Documents
         --------------

Annex E (Section 4.1(a))  -       Financial Statements and Projections -- Reporting
         --------------
Annex F (Section 4.1(b))  -       Collateral Reports
         --------------
Annex G (Section 6.10)    -       Financial Covenants
         ------------
Annex H (Section 9.9(a))  -       Lenders' Wire Transfer Information
         --------------
Annex I (Section 11.10)   -       Notice Addresses
         -------------

                 CREDIT AGREEMENT, dated as of October 24, 1997 among Code-Alarm, Inc., a Michigan corporation (a "Borrower"); THE OTHER CREDIT PARTIES SIGNATORY HERETO; GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders, and the other Lenders signatory hereto from time to time.

                                  RECITALS

                 WHEREAS, Borrower desires that Lenders extend revolving letter of credit and term credit facilities to Borrower of up to Twenty-Five Million Five Hundred Thousand Dollars ($25,500,000.00) in the aggregate for the purpose of (a) refinancing certain indebtedness of Borrower, (b) providing working capital financing for Borrower, (c) providing funds to satisfy, or letters of credit to secure the issuance of a supersedeas or appeal bond or similar obligation with, a certain potentially adverse judgment or judgments which may be entered against one or more Credit Parties in certain pending litigation, and (d) providing funds for other general corporate purposes of Borrower; and for these purposes, Lenders are willing to make certain loans and other extensions of credit to Borrower of up to such amount upon the terms and conditions set forth herein; and

                 WHEREAS, Borrower desires to secure all of its obligations under the Loan Documents by granting to Agent, for the benefit of Agent and Lenders, security interests in and liens upon all of its existing and after-acquired personal and real property; and

                 WHEREAS, capitalized terms used in this Agreement shall have the meanings ascribed to them in Annex A. All Annexes, Disclosure Schedules, Exhibits and other attachments (collectively, "Appendices") hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together, shall constitute but a single agreement. These Recitals shall be construed as part of the Agreement.

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:

1.       AMOUNT AND TERMS OF CREDIT

                 1.1      Credit Facilities.

                 (a) Revolving Credit Facility. (i) Subject to the terms and conditions hereof, each Revolving Lender agrees to make available from time to time until the Commitment Termination Date its Pro Rata Share of revolving credit advances (other than revolving credit advances made under Section 1.1(e)) (each, a "Revolving Credit Advance"). The Pro Rata Share of the Revolving Loan of each Revolving Lender shall not at any time exceed its separate Revolving Loan Commitment. The obligations of each Revolving Lender hereunder shall be several and not joint. The aggregate amount of Revolving Credit Advances outstanding shall not exceed at any time the lesser of (A) the Maximum Amount and (B) the Borrowing Base, in each case less the sum of the Letter of Credit Obligations and the Swing Line Loan outstanding at such time ("Borrowing Availability"). Until the Commitment Termination Date, Borrower may from time to time borrow, repay and reborrow under this Section 1.1(a). Each Revolving Credit Advance shall be made on notice by Borrower to the representative of Agent identified on Schedule 1.1 at the address specified thereon. Those notices must be given no later than (1) 11:00 a.m. (Chicago time) on the Business Day of the proposed Revolving Credit Advance, in the case of an Index Rate Loan, or (2) 11:00 a.m. (Chicago time) on the date which is three (3) Business Days prior to the proposed Revolving Credit Advance, in the case of a LIBOR Loan. Each such notice (a "Notice of Revolving Credit Advance") must be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit 1.1(a)(i), and shall include the information required in such Exhibit and such other information as may be required by Agent. If Borrower desires to have the Revolving Credit Advances bear interest by reference to a LIBOR Rate, Borrower must comply with Section 1.5(e).

                          (ii)    Borrower shall execute and deliver to each
Revolving Lender a note to evidence the Revolving Loan Commitment of that Revolving Lender. Each note shall be in the principal amount of the Revolving Loan Commitment of the applicable Revolving Lender, dated the Closing Date and substantially in the form of Exhibit 1.1(a)(ii) (each a "Revolving Note" and, collectively, the "Revolving Notes"). Each Revolving Note shall represent the obligation of Borrower to pay the amount of each Revolving Lender's Revolving Loan Commitment or, if less, the applicable Revolving Lender's Pro Rata Share of the aggregate unpaid principal amount of all Revolving Credit Advances to Borrower together with interest thereon as prescribed in Section 1.5. The entire unpaid balance of the aggregate Revolving Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date.

                          (iii)   At the request of Borrower, in its discretion
Agent may (but shall have absolutely no obligation to), make Revolving Credit Advances to Borrower on behalf of Revolving Lenders in amounts which cause the outstanding balance of the aggregate Revolving Loan to exceed the Borrowing Base (less the Swing Line Loan) (such excess Revolving Credit Advances are herein referred to collectively as "Overadvances"), and no such event or occurrence shall cause or constitute a waiver by Agent or Lenders of any Default or Event of Default that may result therefrom or of Agent's, Swing Line Lender's or Revolving Lenders' right to refuse to make any further Overadvances, Swing Line Advances or Revolving Credit Advances, or incur any Letter of Credit Obligations, as the case may be, at any time that an Overadvance exists or would result therefrom. In addition, Overadvances may be made even if the applicable conditions to lending set forth in Section 2 have not been met. All Overadvances shall constitute Index Rate Loans, shall bear interest at the Default Rate and shall be payable on demand. Except as otherwise provided in Section 1.11(b), the authority of Agent to make Overadvances is limited to an aggregate amount not to exceed $1,000,000 at any time, shall not cause the aggregate Revolving Loan to exceed the Maximum Amount, and may be revoked prospectively by a written notice to Agent signed by Revolving Lenders holding fifty percent (50%) or more of the Revolving Loan Commitments.

                 (b) Term Loan A. (i) Subject to the terms and conditions hereof, each Term Lender agrees to make a term loan on the Closing Date to Borrower in the original principal amount of its Term Loan A Commitment (collectively, the "Term Loan A"). The obligations of each Term Lender hereunder shall be several and not joint. Each such Term Loan shall be evidenced by promissory notes substantially in the form of Exhibit 1.1(b) (each a "Term A Note" and collectively the "Term A Notes"), and Borrower shall execute and deliver a Term A Note to each applicable Term Lender. Each Term A Note shall represent the obligation of Borrower to pay the amount of the applicable Term Lender's Term Loan A, together with interest thereon as prescribed in Section 1.5.

                 (ii) Borrower shall pay the principal amount of the Term Loan A in twelve (12) equal, consecutive quarterly installments of $125,000 each, on the first day of January, April, July and October of each year, commencing on January 1, 1998.

                 (iii) Notwithstanding the foregoing clause (ii), the aggregate outstanding principal balance of the Term Loan A shall be due and payable in full in immediately available funds on the Commitment Termination Date, if not sooner paid in full.

                 (iv) Each payment of principal with respect to the Term Loan A shall be paid to Agent for the ratable benefit of each Term Lender making a Term Loan A, ratably in proportion to each such Term Lender's respective Term Loan A Commitment.

                 (c) Term Loan B. (i) Subject to the terms and conditions hereof, each Term Lender agrees to make a term loan on the Term Loan B Funding Date to Borrower (the "Term Loan B") in the original principal amount of its Term Loan B Commitment. The obligations of each Term Lender hereunder shall be several and not joint. Each Term Loan B shall be evidenced by promissory notes substantially in the form of Exhibit 1.1(c)(i) (each a "Term B Note" and collectively the "Term B Notes"), and Borrower shall execute and deliver a Term B Note to the applicable Term Lender on the Closing Date in an amount equal to such Term Lender's Term B Commitment. Each Term B Note shall represent the obligation of Borrower to pay the amount of the applicable Term Lender's Term Loan B, together with interest thereon as prescribed in Section
1.5. The Term Loan B shall be made on notice by Borrower to the representative of Agent identified on Schedule 1.1 at the address specified thereon. Such notice (a "Notice of Term Loan B Advance") must be given no later than 11:00 a.m. (Chicago time) on the date which is three (3) Business Days prior to the Term Loan B Funding Date whether such Term Loan B shall be an Index Rate Loan or a LIBOR Loan and shall be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit 1.1(c)(i), and shall include the information required in such Exhibit and such other information as may be required by Agent.

                 (ii) Borrower shall pay the aggregate principal amount of the Term Loan B in equal, consecutive quarterly installments equal to one-twelfth (1/12) of the aggregate original principal amount of such Loan on the first day of January, April, July and October of each year, commencing on the first of such dates occurring after the Term Loan B Funding Date (unless the first of such dates is less than forty-five (45) days following the Term Loan B Funding Date, in which case such installments shall commence on the second of such dates occurring after the Term Loan B Funding Date).

                 (iii) Notwithstanding the foregoing clause (ii), the aggregate outstanding principal balance of the Term Loan B, shall be due and payable in full in immediately available funds on the Commitment Termination Date, if not sooner paid in full.

                 (iv) Each payment of principal with respect to the Term Loan B shall be paid to Agent for the ratable benefit of each Term Lender making a Term Loan B ratably in proportion to each such Term Lender's respective Term Loan B Commitment.

                 (d) Reimbursement of Litigation L/C Obligations; Term Loan C. (i) The issuance of the Litigation L/C, the advancing of Term Loan C and terms of repayment of the Litigation L/C Obligations, Term Loan C and the other Litigation Obligations shall be governed by and construed in accordance with the Litigation L/C Agreement, pursuant to which Agent and term Lender may either cause the issuance of the Litigation L/C or directly advance "Term Loan C" (as defined below) pursuant to the Term Loan C Commitments. Each of the Credit Parties acknowledges and agrees that, notwithstanding anything contained herein to the contrary, Borrower's Litigation L/C Obligations shall arise, and shall be deemed to arise, immediately upon Borrower's execution of the Litigation L/C Agreement.

                 (ii) If Agent and Term Lenders shall have incurred Litigation L/C Obligations, then, upon payment by the L/C Issuer under the Litigation L/C, and regardless of whether an Event of Default or Default shall then exist and notwithstanding the failure of Borrower to satisfy any of the conditions set forth in Section 2.4, each Term Lender shall fund its Pro Rata Share of such payment to Agent pursuant to Annex B hereof and the Litigation L/C Agreement and in accordance with their respective Term Loan C Commitments, and, upon such payments, Borrower's Obligations to reimburse Agent for the Litigation L/C Obligations shall thereafter be payable directly to such Term Lenders pursuant to the terms of the Litigation L/C Agreement and Annex B (which Obligations to the Term Lenders shall thereafter constitute "Term Loan C" hereunder and thereunder), which Term Loan C shall be an Index Rate Loan. Borrower's request for Agent's and Term Lenders' incurrence of Litigation L/C Obligations shall be made on notice by Borrower to Agent two (2) Business Days prior to incurrence pursuant to Annex B. Notwithstanding anything herein to the contrary, such recharacterization of Borrower's Litigation L/C Obligations hereunder shall occur solely for purposes of references herein, in the Litigation L/C Agreement and in the other Loan Documents, to such Obligations and shall not be construed to constitute a refinancing, repayment or novation of any such Obligations. All liens and security interests in the Collateral which are granted to Agent under the Litigation Collateral Documents to secure the Litigation L/C Obligations shall continue to secure Borrower's Obligations with respect to Term Loan C as so recharacterized. The obligations of the Term Lenders to pay to Agent their respective Pro Rata Shares of payments under the Litigation L/C hereunder shall be several and not joint.

                 (iii) If Agent shall not have incurred Litigation L/C Obligations or shall have terminated the Litigation L/C prior to its being drawn, Borrower may request Term Lenders to directly advance Term Loan C pursuant to this subparagraph. Subject to the terms and conditions hereof (including, without limitation, the conditions set forth in Sections 2.1, 2.3(II) and 2.4), each Term Lender agrees to make a Term Loan C on the Term Loan C Funding Date to Borrower in the original principal amount of its Term Loan C Commitment. The obligations of each Term Lender hereunder shall be several and not joint. If the Term Loan C is advanced under this subparagraph, it shall be made on notice by Borrower to the representative of Agent identified on Schedule 1.1 at the address specified thereon. Such notice (a "Notice of Term Loan C Advance") must be given no later than 11:00 a.m. (Chicago time) on the date which is three (3) Business Days prior to the Term Loan C Funding Date whether such Term Loan C shall be an Index Rate Loan or a LIBOR Loan and shall be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit 1.1(d), and shall include the information required in such Exhibit and such other information as may be required by Agent.

                 (iv) Each Term Loan C shall be evidenced by a promissory note substantially in the form of Exhibit A to the Litigation L/C Agreement (each a "Term C Note" and collectively the "Term C Notes"), and Borrower shall execute and deliver its Term C Note to each Term Lender on the Closing Date as provided in the Litigation L/C Agreement in an amount equal to such Term Lender's Term Loan C Commitment. Each Term C Note, following the applicable Term Lender's payment to Agent of its Pro Rata Share of payment under the Litigation L/C, shall represent the Obligation of Borrower to pay the amount of the applicable Term Lender's Term Loan C, together with interest thereon as prescribed in Section 1.5.

                 (v) As provided in the Litigation L/C Agreement, Borrower shall pay the aggregate principal amount of the Term Loan C in equal, consecutive quarterly installments equal to the lesser of $250,000 and one-twelfth (1/12) of the aggregate original principal amount of such Loan, on the first day of January, April, July and October of each year, commencing on the first of such dates occurring after the date on which the L/C Issuer make payment under the Litigation L/C (unless the first of such dates is less than forty-five (45) days following the date of such payment by the L/C Issuer, in which case such installments shall commence on the second of such dates occurring after the date of such payment).

                 (vi) Notwithstanding the foregoing clause (ii) and as provided in the Litigation L/C Agreement, the aggregate outstanding principal balance of the Term Loan C, shall be due and payable in full in immediately available funds on the Commitment Termination Date, if not sooner paid in full.

                 (vii) As provided in the Litigation L/C Agreement, each payment of principal with respect to the Term Loan C shall be paid to Agent for the ratable benefit of each Term Lender making a Term Loan C ratably in proportion to each such Term Lender's respective Term Loan C Commitment.

                 (e) Swing Line Facility. (i) Agent shall notify the Swing Line Lender upon Agent's receipt of any Notice of Revolving Credit Advance. Subject to the terms and conditions hereof, the Swing Line Lender may, in its discretion, make available from time to time until the Commitment Termination Date revolving credit advances (other than revolving credit advances made under Section 1.1(a)) (each, a "Swing Line Advance") in accordance with any such notice. The aggregate amount of Swing Line Advances outstanding shall not exceed the lesser of (A) the Swing Line Commitment and
(B) the Borrowing Base less the outstanding balance of the Revolving Loan at such time ("Swing Line Availability"). Until the Commitment Termination Date, Borrower may from time to time borrow, repay and reborrow under this Section 1.1(e). Each Swing Line Advance shall be made pursuant to a Notice of Revolving Credit Advance delivered to Agent by Borrower in accordance with
Section 1.1(a). Those notices must be given no later than 11:00 a.m. (Chicago time) on the Business Day of the proposed Swing Line Advance. Notwithstanding any other provision of this Agreement or the other Loan Documents, the Swing Line Loan shall constitute an Index Rate Loan. Borrower shall repay the aggregate outstanding principal amount of the Swing Line Loan upon demand therefor by Agent.

                 (ii) Borrower shall execute and deliver to the Swing Line Lender a promissory note with respect to the Swing Line Commitment. Such note shall be in the principal amount of the Swing Line Commitment of the Swing Line Lender, dated the Closing Date and substantially in the form of Exhibit 1.1(e) (each a "Swing Line Note" and, collectively, the "Swing Line Notes"). The Swing Line Note shall represent the obligation of Borrower to pay the amount of the Swing Line Commitment or, if less, the aggregate unpaid principal amount of all Swing Line Advances made to Borrower together with interest thereon as prescribed in Section 1.5. The entire unpaid balance of the Swing Line Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date if not sooner paid in full.

                 (iii) Refunding of Swing Line Loans. The Swing Line Lender, at any time and from time to time in its sole and absolute discretion, may on behalf of Borrower (and Borrower hereby irrevocably authorizes the Swing Line Lender to so act on its behalf) request each Revolving Lender (including the Swing Line Lender) to make a Revolving Credit Advance to Borrower (which shall be an Index Rate Loan) in an amount equal to such Revolving Lender's Pro Rata Share of the principal amount of the Swing Line Loan (the "Refunded Swing Line Loan") outstanding on the date such notice is given. Unless any of the events described in Sections 8.1(h) or 8.1(i) shall have occurred (in which event the procedures of Section 1.1(e)(iv) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Credit Advance are then satisfied, each Revolving Lender shall disburse directly to Agent, its Pro Rata Share of a Revolving Credit Advance on behalf of the Swing Line

Lender, prior to 2:00 p.m. (Chicago time), in immediately available funds on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Advances shall be immediately paid to the Swing Line Lender and applied to repay the Refunded Swing Line Loan of Borrower.

                 (iv) Participation in Swing Line Loans. If, prior to refunding a Swing Line Loan with a Revolving Credit Advance pursuant to Section 1.1(e)(iii), one of the events described in Sections 8.1(h) or 8.1(i) shall have occurred, then, subject to the provisions of Section 1.1(e)(v) below, each Revolving Lender will, on the date such Revolving Credit Advance was to have been made for the benefit of Borrower, purchase from the Swing Line Lender an undivided participation interest in the Swing Line Loan to Borrower in an amount equal to its Pro Rata Share of such Swing Line Loan. Upon request, each Revolving Lender will promptly transfer to the Swing Line Lender, in immediately available funds, the amount of its participation.

                 (v) Revolving Lenders' Obligations Unconditional. Each Revolving Lender's obligation to make Revolving Credit Advances in accordance with Section 1.1(e)(iii) and to purchase participating interests in accordance with Section 1.1(e)(iv) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Swing Line Lender, Borrower or any other Person for any reason whatsoever;
(B) the occurrence or continuance of any Default or Event of Default; (C) any inability of Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such participating interest is to be purchased or (D) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Revolving Lender does not make available to Agent or the Swing Line Lender, as applicable, the amount required pursuant to Section 1.1(e)(iii) or 1.1(e)(iv), as the case may be, the Swing Line Lender shall be entitled to recover such amount on demand from such Revolving Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Rate for the first two Business Days and at the Index Rate thereafter.

                 (f) Reliance on Notices. Agent shall be entitled to rely upon, and shall be fully protected in relying upon, any Notice of Revolving Credit Advance, Notice of Conversion/Continuation, Notice of Term Loan B Advance, requests for the incurrence of Letter of Obligations or Litigation L/C Obligations under Annex B and the Litigation L/C Agreement, or similar notice believed by Agent to be genuine. Agent may assume that each Person executing and delivering such a notice was duly authorized, unless the responsible individual acting thereon for Agent has actual knowledge to the contrary.

                 1.2 Letters of Credit. Subject to and in accordance with the terms and conditions contained herein and in Annex B or the Litigation L/C Agreement, as applicable, Borrower shall have the right to request, and Lenders agree to incur, or purchase participations in, Letter of Credit Obligations and Litigation L/C Obligations.

                 1.3      Prepayments.

                 (a) Voluntary Prepayments. Borrower may at any time on at least five (5) days' prior written notice by Borrower to Agent (i) voluntarily prepay all or part of the Term Loans and/or (ii) voluntarily prepay all or part of the Revolving Loan and permanently reduce (but not terminate) the Revolving Loan Commitment; provided that (A) any such prepayments or reductions shall be in a minimum amount of $250,000 and integral multiples of $100,000 in excess of such amount and (B) the Revolving Loan Commitment shall not be reduced to an amount less than the greater of (x) $4,000,000 and (y) the L/C Sublimit. In addition, Borrower may at any time on at least ten (10) days' prior written notice by Borrower to Agent terminate the Revolving Loan Commitment; provided that upon such termination, all Loans and other Obligations shall be immediately due and payable in full. Any such voluntary prepayment and any such reduction or termination of the Revolving Loan Commitment must be accompanied by the payment of the fee required by Section 1.9(c), if any, plus the payment of any LIBOR funding breakage costs in accordance with Section 1.13(b). Upon any such reduction or termination of the Revolving Loan Commitment, Borrower's right to request Revolving Credit Advances, or request that Letter of Credit Obligations be incurred on its behalf, or request Swing Line Advances, shall simultaneously be permanently reduced or terminated, as the case may be; provided that a permanent reduction of the Revolving Loan Commitment shall not require a corresponding pro rata reduction in the L/C Sublimit (as defined in Annex B). Each notice of partial prepayment shall designate the Loans or other Obligations to which such prepayment is to be applied, provided that any partial prepayments of any Term Loan made by or on behalf of Borrower shall be applied to prepay the scheduled installments of such Term Loan in inverse order of their respective maturities.

                 (b) Mandatory Prepayments. (i) If at any time the outstanding balance of the aggregate Revolving Loan exceeds the lesser of (A) the Maximum Amount and (B) the Borrowing Base, less, in each case, the aggregate outstanding Swing Line Loan at such time, Borrower shall immediately repay the aggregate outstanding Revolving Credit Advances to the extent required to eliminate such excess. If any such excess remains after repayment in full of the aggregate outstanding Revolving Credit Advances, Borrower shall provide cash collateral for the Letter of Credit Obligations in the manner set forth in Annex B to the extent of such remaining excess. Notwithstanding the foregoing, any Overadvance made pursuant to Section 1.1(a)(iii) shall be repaid on demand.

                 (ii) Immediately upon receipt by any Credit Party of proceeds of any asset disposition (including condemnation proceeds, other than asset dispositions with respect to which no prepayments are required under
Section 6.8, and excluding proceeds of casualty insurance and proceeds of other claims for damage and destruction) or any sale of Stock of any Subsidiary of any Credit Party, Borrower shall prepay the Obligations in an amount equal to all such proceeds, net of (A) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by Borrower in connection therewith (in each case, paid to non-Affiliates), (B) transfer taxes, (C) amounts payable to holders of senior Liens (to the extent such Liens constitute Permitted Encumbrances hereunder), if any, and (D) an appropriate reserve for income taxes in accordance with GAAP in connection therewith. Any such prepayment shall be applied in accordance with Section 1.3(c).

                 (iii) If Borrower issues Stock or any debt securities (other than Stock or debt securities issued pursuant to Section 2.2 and applied to the payment of the portion of the Net Litigation Liability which exceeds $3,000,000), then, not later than the Business Day following the date of receipt of the proceeds thereof, Borrower shall prepay the Obligations (or cash collateralize the Letter of Credit Obligations or Litigation L/C Obligations) in an aggregate amount equal to all such proceeds, net of underwriting discounts and commissions and other reasonable costs paid to non-Affiliates in connection therewith. Any such prepayment (or cash collateralization) shall be applied in accordance with Section 1.3(c).

                 (iv) Borrower shall prepay the outstanding principal balance of the Term Loan B or Term Loan C (whichever is outstanding), or provide cash collateral with respect to the Litigation L/C Obligations, on the earlier of the date which is ten (10) days after (A) the date on which Borrower's annual audited Financial Statements for the immediately preceding Fiscal Year are delivered pursuant to Annex E or (B) the date on which such annual audited Financial Statements were required to be delivered pursuant to Annex E, in an amount equal to Excess Cash Flow for the immediately preceding Fiscal Year. Any prepayments (or cash collateralization) paid pursuant to this clause (iv) shall be applied in accordance with Section 1.3(c). Each such prepayment (or cash collateralization) shall be accompanied by a certificate signed by Borrower's chief financial officer certifying the manner in which Excess Cash Flow and the resulting prepayment were calculated, which certificate shall be in form and substance satisfactory to Agent.

                 (v) Immediately upon receipt by any Credit Party of proceeds of any money judgment or other payment ordered by a court of law or other Governmental Authority arising out of any litigation or other proceedings involving patents or other intellectual property (including, without limitation, with respect to the California Award), (i) Borrower shall prepay the Loans or cash collateralize the Litigation L/C in an amount equal to fifty percent (50%) of all such proceeds if, at the time of such prepayment or cash collateralization, neither the Term Loan B or the Term Loan C shall have been advanced by the Term Lenders and the Litigation L/C shall not have been issued, or the Term Loan B shall have been previously repaid in full, or the Term Loan C shall have been previously repaid in full or (ii) Borrower shall prepay the Term Loan B or Term Loan C (whichever is outstanding) or provide cash collateral with respect to the Litigation L/C Obligations, in an amount equal to all of such proceeds if, at the time of such prepayment, any principal portion of the Term Loan B or Term Loan C shall remain outstanding or the Litigation L/C shall be outstanding. If any prepayment or cash collateralization under clause (ii) above results in a prepayment in full of the Term Loan B or Term Loan C, or full cash collateralization of the Litigation L/C Obligations and the aggregate of such proceeds exceeds the amount of such prepayment or cash collateralization, then the Borrower shall further prepay the Loans or cash collateralize the Letter of Credit Obligations in an amount equal to fifty percent (50%) of such excess proceeds as a prepayment or cash collateralization under clause (i) above. All such prepayments shall be applied in accordance with Section 1.3(c).

                 (c) Application of Certain Mandatory Prepayments. Subject to the provisions of Section 1.3(d):

                 (i) All prepayments and cash collateral payments made by Borrower pursuant to Sections 1.3(b)(ii), 1.3(b)(iii), or 1.3(b)(v)(i), or the second sentence of Section 1.3(b)(v), shall be applied as follows: first, to Fees and reimbursable expenses of Agent then due and payable pursuant to any of the Loan Documents; second, to interest then due and payable on the Term Loan B or Term Loan C, if any; third, to prepay the scheduled installments of the Term Loan B or Term Loan C, if any, in inverse order of maturity, until such Loan shall have been prepaid in full or to any Litigation L/C Obligations to provide cash collateral therefor in the manner set forth in Annex B and the Litigation L/C Agreement, until all such Litigation L/C Obligations have been fully cash collateralized in the manner set forth in Annex B and the Litigation L/C Agreement; fourth, to interest then due and payable on the Term Loan A; fifth, to prepay the scheduled installments of the Term Loan A in inverse order of maturity, until such Loan shall have been prepaid in full (or, in the case of an application of the proceeds of the California Award pursuant to Section 1.3(b)(v), not to exceed an amount equal to $750,000 minus the aggregate amount of principal of the Term Loan A therefore repaid by Borrower); sixth, to interest then due and payable on the Swing Line Loan; seventh, to the principal balance of the outstanding Swing Line Loan until the same shall have been repaid in full; eighth, to interest then due and payable on Revolving Credit Advances; ninth, to the principal balance of outstanding Revolving Credit Advances until the same shall have been paid in full; and tenth, to any Letter of Credit Obligations to provide cash collateral therefor in the manner set forth in Annex B, until all such Letter of Credit Obligations have been fully cash collateralized in the manner set forth in Annex B; it being understood and agreed that neither the Revolving Loan Commitment nor the Swing Line Commitment shall be permanently reduced by the amount of any such prepayments; and

                 (ii) Any prepayments and cash collateral payments made by Borrower pursuant to Section 1.3(b)(iv) or 1.3(b)(v)(ii) above shall be applied to prepay the scheduled installments of the Term Loan B or Term Loan C (whichever is outstanding) in inverse order of maturity, until such Loan shall have been prepaid in full, or to its Litigation L/C Obligations to provide cash collateral therefor in the manner set forth in Annex B and the Litigation L/C Agreement, until all such Litigation L/C Obligations have been fully cash collateralized in the manner set forth in Annex B and the Litigation L/C Agreement.

                 (iii) All cash collateral paid pursuant to this Section 1.3 shall be held by Agent in an interest bearing account subject to such agreements and documents as may be reasonably acceptable to Agent.

                 (d) Application of Prepayments from Insurance and Damage Claim Proceeds. Prepayments from insurance proceeds in accordance with Section 5.4(c) and from proceeds of other claims for damage and destruction shall be applied as follows: insurance proceeds and proceeds of other claims for damage and destruction from casualties or losses to cash or Inventory shall be applied first, to the Swing Line Loans and second to the Revolving Credit Advances; insurance proceeds and proceeds of other claims for damage and destruction from casualties or losses to Equipment, Fixtures and Real Estate shall be applied to the Term Loans and Litigation L/C Obligations (first to Borrower's Term Loan B, Term Loan C or Litigation L/C Obligations (as cash collateral), if any, and then to its Term Loan A). Neither the Revolving Loan Commitment nor the Swing Line Loan Commitment shall be permanently reduced by the amount of any such prepayments. If the insurance proceeds and proceeds of other claims for damage and destruction received exceed the outstanding principal balances of the Loans, if the insurance proceeds and proceeds of other claims for damage and destruction do not specifically relate to cash, Inventory, Equipment, Fixtures or Real Estate, or if the precise amount of insurance proceeds and proceeds of other claims for damage and destruction allocable to Inventory as compared to Equipment, Fixtures and Real Estate is not otherwise determined, the allocation and application of those proceeds shall be determined by Agent, subject to the approval of Requisite Lenders.

                 (e) Nothing in this Section 1.3 shall be construed to constitute Agent's or any Lender's consent to any transaction referred to in
Section 1.3(b)(ii) and 1.3(b)(iii) above which is not permitted by other provisions of this Agreement or the other Loan Documents.

                 1.4      Use of Proceeds.   Borrower shall utilize the
proceeds of the Revolving Loan and the Swing Line Advances solely for the financing of Borrower's ordinary working capital and general corporate needs, including capital expenditures (to the extent not prohibited by this Agreement), but excluding the payment of any judgments relating to the DEI Litigation, and the proceeds of the Term Loan A and the Revolving Loans and Swing Line Advances made on the Closing Date, for the Refinancing or for the financing of Borrower's ordinary working capital and general corporate needs (including capital expenditures not prohibited by this Agreement), but excluding the payment of any judgments relating to the DEI Litigation; provided, however, that Borrower may utilize proceeds of Revolving Loans to pay judgments relating to the DEI Litigation in an amount not to exceed the aggregate amount of proceeds of the California Award which has been applied to the Revolving Loan pursuant to Section 1.3(b)(v) if, after giving effect to any such payment, the Net Borrowing Availability minus the Letter of Credit Obligations exceeds $500,000. Borrower shall utilize the proceeds of the Term Loan B solely for the payment of the Final Judgment and shall utilize the Litigation L/C solely to obtain and secure a supersedeas bond issued to prevent the creation, enforcement and execution of any judicial lien with respect to the Lower Court Judgment in connection with an appeal of such judgment. Disclosure Schedule (1.4) contains a description of Borrower's sources and uses of funds as of the Closing Date, including Loans and Letter of Credit Obligations to be made or incurred on that date, and a funds flow memorandum detailing how funds from each source are to be transferred to particular uses.

                 1.5 Interest and Applicable Margins. (a) Borrower shall pay interest to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: (i) with respect to the Revolving Credit Advances, the Index Rate plus the Applicable Revolver Index Margin per annum or, at the election of Borrower, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum, based on the aggregate Revolving Credit Advances outstanding from time to time; (ii) with respect to the Term Loans, the Index Rate plus the Applicable Term Loan Index Margin per annum or, at the election of Borrower, the applicable LIBOR Rate plus the Applicable Term Loan LIBOR Margin per annum; and (iii) with respect to the Swing Line Loan, the Index Rate plus the Applicable Revolver Index Margin per annum.

                 (b) If any payment on any Loan becomes due and payable on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day (except as set forth in the definition of LIBOR Period) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                 (c) All computations of Fees calculated on a per annum basis and interest shall be made by Agent on the basis of a three hundred and sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest and Fees are payable. The Index Rate shall be determined each day based upon the Index Rate as in effect each day. Each determination by Agent of an interest rate hereunder shall be conclusive, absent manifest error.

                 (d) At the election of Agent (or upon the written request of Requisite Lenders) confirmed by written notice from Agent to Borrower, and so long as any Default or Event of Default shall have occurred and be continuing, the interest rates applicable to the Loans and the Letter of Credit Fees shall be increased by two percentage points (2%) per annum above the rates of interest or the rate of such Fees otherwise applicable hereunder ("Default Rate"), and all outstanding Obligations shall bear interest at the Default Rate applicable to such Obligations. Interest and Letter of Credit Fees at the Default Rate shall accrue from the date of such notice until such Default or Event of Default is cured or waived, or the Agent (upon written authorization therefor from the Requisite Lenders) notifies Borrower that the Default Rate no longer applies, and shall be payable upon demand.

                 (e) So long as no Default or Event of Default shall have occurred and be continuing, and subject to the additional conditions precedent set forth in Section 2.4, Borrower shall have the option to (i) request that any Revolving Credit Advances be made as a LIBOR Loan, (ii) convert at any time all or any part of outstanding Loans (other than the Swing Line Loan) from Index Rate Loans to LIBOR Loans, (iii) convert any LIBOR Loan to an Index Rate Loan, subject to payment of LIBOR breakage costs in accordance with Section 1.13(b) if such conversion is made prior to the expiration of the LIBOR Period applicable thereto, or (iv) continue all or any portion of any Loan (other than the Swing Line Loan) as a LIBOR Loan upon the expiration of the applicable LIBOR Period and the succeeding LIBOR Period of that continued Loan shall commence on the last day of the LIBOR Period of the Loan to be continued. Any Loan to be made or continued as, or converted into, a LIBOR Loan must be in a minimum amount of $1,000,000 and integral multiples of $100,000 in excess of such amount. Any such election must be made by 11:00 a.m. (Chicago time) on the third (3rd) Business Day prior to (1) the date of any proposed Advance which is to bear interest at the LIBOR Rate, (2) the end of each LIBOR Period with respect to any LIBOR Loans to be continued as such, or (3) the date on which Borrower wishes to convert any Index Rate Loan to a LIBOR Loan for a LIBOR Period designated by Borrower in such election. If no election is received with respect to a LIBOR Loan by 11:00 a.m. (Chicago time) on the third (3rd) Business Day prior to the end of the LIBOR Period with respect thereto (or if a Default or an Event of Default shall have occurred and be continuing or if the additional conditions precedent set forth in Section
2.4 shall not have been satisfied), that LIBOR Loan shall be converted to an Index Rate Loan at the end of its LIBOR Period. Borrower must make such election by notice to Agent in writing, by telecopy or overnight courier. In the case of any conversion or continuation, such election must be made pursuant to a written notice (a "Notice of Conversion/Continuation") in the form of
Exhibit 1.5(e).

                 (f) Notwithstanding anything to the contrary set forth in this Section 1.5, if a court of competent jurisdiction determines in a final order that the rate of interest payable hereunder exceeds the highest rate of interest permissible under law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Agent, on behalf of Lenders, is equal to the total interest which would have been received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. Thereafter, interest hereunder shall be paid at the rate(s) of interest and in the manner provided in Sections 1.5(a) through
(e) above, unless and until the rate of interest again exceeds the Maximum Lawful Rate, and at that time this paragraph shall again apply. In no event shall the total interest received by any Lender pursuant to the terms hereof exceed the amount which such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. If the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. If, notwithstanding the provisions of this Section 1.5(f), a court of competent jurisdiction shall finally determine that a Lender has received interest hereunder in excess of the Maximum Lawful Rate, Agent shall, to the extent permitted by applicable law, promptly apply such excess in the order specified in Section 1.11 and thereafter shall refund any excess to Borrower or as a court of competent jurisdiction may otherwise order.

                 1.6 Eligible Accounts. Based on the most recent Borrowing Base Certificate delivered by Borrower to Agent and on other information available to Agent, Agent shall in its reasonable credit judgment determine which Accounts of Borrower and Tessco shall be "Eligible Accounts" for purposes of this Agreement; provided, however, and notwithstanding anything in this section or this Agreement to the contrary, no Accounts of Tessco shall constitute Eligible Accounts from and after the earlier of June 30, 1998 and the completion of the Tessco Liquidation. In determining whether a particular Account of Borrower or Tessco constitutes an Eligible Account, Agent shall not include any such Account to which any of the exclusionary criteria set forth below applies. Agent reserves the right, at any time and from time to time after the Closing Date, to adjust any such criteria, to establish new criteria and to adjust advance rates with respect to Eligible Accounts, in its reasonable credit judgment, subject to the approval of Supermajority Revolving Lenders in the case of adjustments or new criteria or changes in advance rates which have the effect of making more credit available. Unless Agent shall have otherwise agreed in writing, Eligible Accounts shall not include any Account of Borrower or Tessco:

                 (a) which does not arise from the sale of goods or the performance of services by Borrower or Tessco in the ordinary course of its business;

                 (b) upon which (i) Borrower's or Tessco's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) Borrower or Tessco is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

                 (c) to the extent any defense, counterclaim, setoff or dispute is asserted as to such Account or if the Account represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the Account Debtor's obligation to pay that invoice is subject to Borrower's or Tessco's completion of further performance under such contract;

                 (d) that is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for merchandise sold to or services rendered and accepted by the applicable Account Debtor;

                 (e) with respect to which an invoice or other electronic communication (with respect to which, in the case of an electronic communication, tangible evidence of the existence and terms of such Account can be reproduced by Borrower or Tessco), in any case acceptable to Agent in form and substance, has not been sent to the applicable Account Debtor;

                 (f) that (i) is not owned by Borrower or Tessco or (ii) is subject to any right, claim, security interest or other interest of any other Person, other than Liens in favor of Agent, on behalf of itself and Lenders;

                 (g) that arises from a sale to any Credit Party or any Affiliate of any Credit Party, or to any director, officer, other employee of any Credit Party or any Affiliate of any Credit Party, or to any other entity which has any common officer or director with any Credit Party;

                 (h) that is the obligation of an Account Debtor that is the United States government or a political subdivision thereof, or any state or municipality or department, agency or instrumentality thereof unless Agent, in its sole discretion, has agreed to the contrary in writing and Borrower or Tessco, if necessary or desirable, has complied with the Federal Assignment of Claims Act of 1940, and any amendments thereto, or any applicable state statute or municipal ordinance of similar purpose and effect, with respect to such obligation;

                 (i) that is the obligation of an Account Debtor located in a foreign country other than Canada (excluding the provinces of Quebec, Newfoundland, Nova Scotia and Prince Edward Island) unless payment thereof is assured by a letter of credit or bankers' acceptance satisfactory to Agent as to form, amount and issuer;

                 (j) to the extent Borrower or any Subsidiary thereof is liable for goods sold or services rendered by the applicable Account Debtor to Borrower or any Subsidiary thereof, but only to the extent of the potential offset;

                 (k) that arises with respect to goods which are delivered on a bill-and-hold, cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor is or may be conditional;

                 (l) that is in default; provided, that, without limiting the generality of the foregoing, an Account shall be deemed in default upon the occurrence of any of the following:

                 (i) it is not paid within the earlier of: sixty (60) days following its due date or ninety (90) days following its original invoice date net of credit balances, unless assured by a letter of credit satisfactory to Agent as to form, amount and issuer;

                 (ii) if any Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or

                 (iii) if any petition is filed by or against any Account Debtor obligated upon such Account under any bankruptcy law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors;

                 (m) which is the obligation of an Account Debtor if fifty percent (50%) or more of the dollar amount of all Accounts in excess of $2,500 and owing by that Account Debtor to Borrower and Tessco are ineligible under the other criteria set forth in this Section 1.6;

                 (n) to the extent the Dollar amount of such Account, when aggregated with the Dollar amount of all other Accounts owing by that Account Debtor (other than Ford Motor Company, General Motors Corporation, Chrysler Corporation, Mitsubishi Motor Sales of America, Inc., Volkswagen of America, Inc., and Subaru of America, Inc.) to Borrower and Tessco, exceeds ten percent (10%) of the aggregate gross amount of all Accounts;

                 (o) as to which Agent's interest, on behalf of itself and Lenders, therein is not a first priority perfected security interest;

                 (p) as to which any of the representations or warranties pertaining to Accounts set forth in this Agreement or the Security Agreement is untrue;

                 (q) to the extent such Account is evidenced by a judgment, Instrument or Chattel Paper;

                 (r)      which is payable in any currency other than Dollars;

                 (s) to the extent Borrower or Tessco has received payments with respect to such Account, the goods sold with respect to such Account have not been delivered or such Account remains indicated on Borrower's or Tessco's most recent trial balance delivered to Agent pursuant to Annex F hereto;

                 (t) to the extent such Account may be offset by warranty expenses with respect to the goods sold and giving rise to such Account; or

                 (u) which is unacceptable to Agent in its reasonable credit judgment.

                 1.7 Eligible Inventory. Based on the most recent Borrowing Base Certificate delivered by Borrower to Agent and on other information available to Agent, Agent shall in its reasonable credit judgment determine which Inventory of Borrower and Tessco shall be "Eligible Inventory" for purposes of this Agreement; provided, however, that, notwithstanding anything in this section or this Agreement to the contrary, no Inventory of Tessco shall constitute Eligible Inventory from and after the earlier of June 30, 1998 and the completion of the Tessco Liquidation. In determining whether any particular Inventory of Borrower or Tessco constitutes Eligible Inventory, Agent shall not include any such Inventory to which any of the exclusionary criteria set forth below applies. Agent reserves the right, at any time and from time to time after the Closing Date, to adjust any such criteria, to establish new criteria and to adjust advance rates with respect to Eligible Inventory, in its reasonable credit judgment, subject to the approval of Supermajority Revolving Lenders in the case of adjustments or new criteria or changes in advance rates which have the effect of making more credit available. Unless Agent shall have otherwise agreed in writing, Eligible Inventory shall not include any Inventory of Borrower or Tessco:

                 (a) that is not owned by Borrower or Tessco free and clear of all Liens and rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure Borrower's or Tessco's performance with respect to that Inventory), except the Liens in favor of Agent, on behalf of itself and Lenders;

                 (b) (i) that is located at a premises at which Borrower maintains Inventory having an aggregate book value of less than $100,000 or
(ii) that is located on premises which are not owned and operated by Borrower or Tessco, or stored with a bailee, warehouseman or similar Person, or located on premises that are leased to Borrower or Tessco, or located on premises which are owned by Borrower or Tessco and subject to a Lien securing Indebtedness of Borrower or Tessco, unless in any such case under this clause (b)(ii), (x) a satisfactory bailee letter, landlord waiver or mortgagee's waiver has been delivered to Agent, or (y) Reserves satisfactory to Agent have been established with respect thereto;

                 (c) that is placed on consignment or is in transit (other than Inventory which is in transit for not more than ten (10) days from Tessco to Borrower or Borrower to Tessco in the ordinary course of business or in connection with the Tessco Liquidation);

                 (d) that is covered by a negotiable document of title, unless such document has been delivered to Agent;

                 (e) that in Agent's reasonable determination, is excess, obsolete, unsalable, shopworn, seconds, damaged or unfit for sale;

                 (f) that consists of display items or packing, labels, inserts or shipping materials, manufacturing supplies, work-in-process Inventory or replacement parts;

                 (g) that consists of goods which have been returned by the buyer;

                 (h) that is not of a type held for sale in the ordinary course of Borrower's or Tessco's business;

                 (i) as to which Agent's Lien, on behalf of itself and Lenders, therein is not a first priority perfected Lien;

                 (j) as to which any of the representations or warranties pertaining to Inventory set forth in this Agreement or the Security Agreement is untrue;

                 (k) to the extent that it consists of any costs associated with "freight-in" charges;

                 (l) to the extent that it consists of Hazardous Materials or goods that can be transported or sold only with licenses that are not readily available;

                 (m) to the extent that it is not covered by casualty insurance acceptable to Agent;

                 (n) to the extent that it is physically counted annually or quarterly and carried forward on the perpetual inventory as constant until the next physical count; or

                 (o) to the extent reserves are established with respect to it for variances resulting from physical inventory counts or standard cost adjustments.

                 (p) that is otherwise unacceptable to Agent in its reasonable credit judgment.

                 1.8      Cash Management Systems.   On or prior to the
Closing Date, Borrower will establish and will maintain until the Termination Date, the cash management systems described on Annex C (the "Cash Management Systems").

                 1.9 Fees. (a) Borrower shall pay to GE Capital, individually, the Fees specified in that certain fee letter of even date herewith between Borrower and GE Capital (the "GE Capital Fee Letter"), at the times specified for payment therein.

                 (b) As additional compensation for the Revolving Lenders, Borrower agrees to pay to Agent, for the ratable benefit of such Lenders, in arrears, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, a fee for Borrower's non-use of available funds in an amount equal to two-fifths of one percent (0.40%) per annum (calculated on the basis of a 360 day year for actual days elapsed) of the difference between (x) the Maximum Amount (as it may be reduced from time to time) and (y) the average for the period of the daily closing balances of the aggregate Revolving Loan and the Swing Line Loan outstanding during the period for which such fee is due.

                 (c) If, prior to the second anniversary of the Closing Date, the Revolving Loan Commitment is reduced or terminated, whether voluntarily or involuntarily and whether before or after acceleration of the Obligations, Borrower shall pay to Agent, for the benefit of Lenders as liquidated damages and compensation for the costs of being prepared to make funds available hereunder an amount equal to two percent (2.00%) of the amount of the reduction of the Revolving Loan Commitment ; provided, however, that (i) if Borrower requests Agent and Lenders to consent to permitting Borrower to voluntarily redeem the Series A Preferred Stock pursuant to the terms and conditions of the Series A Preferred Stock Documents and Agent and Lenders refuse to consent thereto, and Borrower terminates the Commitments and repays the

Obligations in their entirety within ninety (90) days of such refusal, the amount payable under this section shall be one percent (1.00%) of the amount of the Revolving Loan Commitment immediately prior to such termination and repayment and (ii) if Borrower shall have notified the Agent in writing that it objects to the assignee of any assignment effected under Section 9.1 within ten
(10) days of such assignment and Borrower terminates the Commitments and repays the Obligations in their entirety within ninety (90) days of such notification, no amount shall be payable under this section.

                 1.10 Receipt of Payments. Borrower shall make each payment under this Agreement not later than 2:00 p.m. (New York time) on the day when due in immediately available funds in Dollars to the Collection Account. For purposes of computing interest and Fees and determining Borrowing Availability or Net Borrowing Availability as of any date, all payments shall be deemed received on the day of receipt of immediately available funds therefor in the Collection Account prior to 2:00 p.m. (New York time).
Payments received after 2:00 p.m. (New York time) on any Business Day shall be deemed to have been received on the following Business Day.

                 1.11 Application and Allocation of Payments. (a) So long as no Event of Default shall have occurred and be continuing, (i) payments consisting of proceeds of Accounts received in the ordinary course of business shall be applied to the Swing Line Loan and the Revolving Loan; (ii) payments matching specific scheduled payments then due shall be applied to those scheduled payments; (iii) voluntary prepayments shall be applied as determined by Borrower, subject to the provisions of Section 1.3(a); and (iv) mandatory prepayments shall be applied as set forth in Section 1.3. As to each other payment, and as to all payments made when an Event of Default shall have occurred and be continuing or following the Commitment Termination Date, Borrower hereby irrevocably waives the right to direct the application of any and all payments received from or on behalf of Borrower, and Borrower hereby irrevocably agrees that Agent shall have the continuing exclusive right to apply, reverse and reapply any and all such payments against the Obligations of Borrower as Agent may deem advisable notwithstanding any previous entry by Agent in the Loan Account or any other books and records. In the absence of a specific determination by Agent with respect thereto, payments shall be applied to amounts then due and payable in the following order: (1) to Fees and Agent's expenses reimbursable hereunder; (2) to interest on the Swing Line Loan; (3) to principal payments on the Swing Line Loan; (4) to interest on the other Loans, ratably in proportion to the interest accrued as to each Loan; (5) to principal payments on the other Loans and to provide cash collateral for Letter of Credit Obligations and Litigation L/C Obligations in the manner described in Annex B and the Litigation L/C Agreement, ratably to the aggregate, combined principal balance of the other Loans and outstanding Letter of Credit Obligations and Litigation L/C Obligations; and (6) to all other Obligations including expenses of Lenders to the extent reimbursable under Section 11.3.

                 (b) Agent is authorized to, and at its sole election may, charge to the Revolving Loan balance on behalf of Borrower and cause to be paid all Fees, expenses, Charges, costs (including insurance premiums in accordance with Section 5.4(a)) and interest and principal, other than principal of the Revolving Loan, owing by Borrower under this Agreement or any of the other Loan Documents if and to the extent Borrower fails to promptly pay any such amounts as and when due, even if such charges would cause the balance of the aggregate Revolving Loan and the Swing Line Loan to exceed Borrowing Availability. At Agent's option and to the extent permitted by law, any charges so made shall constitute part of the Revolving Loan hereunder.


                 1.12 Loan Account and Accounting. Agent shall maintain a loan account (the "Loan Account") on its books to record: (a) all Advances and the Term Loans, (b) all payments made by Borrower, and (c) all other debits and credits as provided in this Agreement with respect to the Loans or any other Obligations. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Agent's most recent printout or other written statement, shall be presumptive evidence of the amounts due and owing to Agent and Lenders by Borrower; provided that any failure to so record or any error in so recording shall not limit or otherwise affect Borrower's duty to pay the Obligations. Agent shall render to Borrower a monthly accounting of transactions with respect to the Loans setting forth the balance of the Loan Account as to Borrower. Unless Borrower notifies Agent in writing of any objection to any such accounting (specifically describing the basis for such objection), within thirty (30) days after the date thereof, each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrower.

                 1.13 Indemnity. (a) Each Credit Party that is a signatory hereto shall jointly and severally indemnify and hold harmless each of Agent, Lenders and their respective Affiliates, and each such Person's respective officers, directors, employees, attorneys, agents and representatives (each, an "Indemnified Person"), from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents and the administration of such credit, and in connection with or arising out of the transactions contemplated hereunder and thereunder and any actions or failures to act in connection therewith, including any and all Environmental Liabilities and legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Loan Documents (collectively, "Indemnified Liabilities"); provided, that no such Credit Party shall be liable for any indemnification to an Indemnified Person to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results from that Indemnified Person's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR,

ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

                 (b) To induce Lenders to provide the LIBOR Rate option on the terms provided herein, if (i) any LIBOR Loans are repaid in whole or in part prior to the last day of any applicable LIBOR Period (whether that repayment is made pursuant to any provision of this Agreement or any other Loan Document or is the result of acceleration, by operation of law or otherwise);
(ii) Borrower shall default in payment when due of the principal amount of or interest on any LIBOR Loan; (iii) Borrower shall default in making any borrowing of, conversion into or continuation of LIBOR Loans after Borrower has given notice requesting the same in accordance herewith; or (iv) Borrower shall fail to make any prepayment of a LIBOR Loan after Borrower has given a notice thereof in accordance herewith, Borrower shall indemnify and hold harmless each Lender from and against all losses, costs and expenses resulting from or arising from any of the foregoing. Such indemnification shall include any loss (including loss of margin) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate deposits from which such funds were obtained. For the purpose of calculating amounts payable to a Lender under this subsection, each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at the LIBOR Rate in an amount equal to the amount of that LIBOR Loan and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder. As promptly as practicable under the circumstances, each Lender shall provide Borrower with its written calculation of all amounts payable pursuant to this Section 1.13(b), and such calculation shall be binding on the parties hereto unless Borrower shall object in writing within ten (10) Business Days of receipt thereof, specifying the basis for such objection in detail.

                 1.14 Access. Each Credit Party which is a party hereto shall, during normal business hours, from time to time: (a) provide Agent and any of its officers, employees and agents access to its properties, facilities, advisors and employees (including officers) of each Credit Party and to the Collateral, (b) permit Agent, and any of its officers, employees and agents, to inspect, audit and make extracts from any Credit Party's books and records, (c) permit Agent, and its officers, employees and agents, to inspect, review, evaluate and make test verifications and counts of the Accounts, Inventory and other Collateral of any Credit Party, (d) make available to Agent and its counsel, as quickly as is possible under the circumstances, originals or copies of all books and records which Agent may request, and (e) deliver any document or instrument necessary for Agent, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for such Credit Party, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by such Credit Party. If a Default or Event of Default shall have occurred and be continuing, each such Credit Party shall provide such access and make such deliveries to Agent and to each Lender at all times and without advance notice. If no Default or Event of Default shall have occurred and be continuing, each such Credit Party shall provide such access and make such deliveries to Agent upon three (3) Business Days' prior notice and not more frequently than once during any twelve month period. Borrower shall pay Agent, within thirty

(30) days of Agent's demand therefor, an amount equal to $600 per person, per day, plus all of Agent's out-of-pocket expenses, for each on-site inspection by Agent pursuant to this section, provided that such payments to Agent shall not exceed $15,000 for any on-site inspection occurring prior to the occurrence of a Default or Event of Default. Furthermore, so long as any Event of Default shall have occurred and be continuing, Borrower shall provide Agent and each Lender with access to their suppliers and customers. Representatives of other Lenders may accompany Agent's representatives on regularly scheduled audits at no charge to Borrower.

                 1.15 Taxes. (a) Any and all payments by Borrower hereunder or under the Notes shall be made, in accordance with this Section 1.15, free and clear of and without deduction for any and all present or future Taxes. If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the Notes, (i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.15) Agent or Lenders, as applicable, receive an amount equal to the sum they would have received had no such deductions been made,
(ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Taxes, Borrower shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof.

                 (b) Each Credit Party that is a signatory hereto shall jointly and severally indemnify and, within ten (10) days of demand therefor, pay Agent and each Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 1.15) paid by Agent or such Lender, as appropriate, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted, unless the payment of such Taxes by Agent or such Lender was made with gross negligence or willful misconduct by Agent or such Lender. Agent or such Lender shall use its best efforts to give Borrower as much advance notice of each such payment of Taxes in excess of $2,500 under this subsection as is reasonably possible under the circumstances.

                 (c) Each Lender organized under the laws of a jurisdiction outside the United States (a "Foreign Lender") as to which payments to be made under this Agreement or under the Notes are exempt from United States withholding tax under an applicable statute or tax treaty shall provide to Borrower and Agent a properly completed and executed IRS Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the IRS or the United States certifying as to such Foreign Lender's entitlement to such exemption (a "Certificate of Exemption"). Any foreign Person that seeks to become a Lender under this Agreement shall provide a Certificate of Exemption to Representative and Agent prior to becoming a Lender hereunder. No foreign Person may become a Lender hereunder if such Person is unable to deliver a Certificate of Exemption.

                 1.16     Capital Adequacy; Increased Costs; Illegality. (a)
If any Lender shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law) from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender and thereby reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder, then Borrower shall from time to time upon demand by such Lender (with a copy of such demand to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by such Lender to Borrower and to Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

                 (b) If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining any Loan or incurring any Letter of Credit Obligations or Litigation L/C Obligations, then Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to Agent), pay to Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower and to Agent by such Lender, shall be conclusive and binding on Borrower for all purposes, absent manifest error. Each Lender agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above which would result in any such increased cost, the affected Lender shall, to the extent not inconsistent with such Lender's internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrower pursuant to this Section 1.16(b).

                 (c) Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any LIBOR Loan, then, unless that Lender is able to make or to continue to fund or to maintain such LIBOR Loan at another branch or office of that Lender without, in that Lender's opinion, adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrower through Agent, (i) the obligation of such Lender to agree to make or to make or to continue to fund or maintain LIBOR Loans shall terminate and (ii) Borrower shall forthwith prepay in full all outstanding LIBOR Loans owing by Borrower to such Lender, together with interest accrued thereon, unless Borrower, within five (5) Business

Days after the delivery of such notice and demand, converts all such Loans into a Loan bearing interest based on the Index Rate.

                 1.17     Single Loan.     Except with respect to the
Litigation Obligations, all Loans to Borrower and all of the other Obligations of Borrower arising under this Agreement and the other Loan Documents (other than the Litigation Collateral Documents) shall constitute one general obligation of Borrower secured, until the Termination Date, by all of the Collateral pursuant to the Collateral Documents other than the Litigation Collateral Documents. The Litigation Obligations shall constitute a single, but separate, general obligation of Borrower secured, until the Termination Date, by all of the Collateral pursuant to the Litigation Collateral Documents.

2.       CONDITIONS PRECEDENT

                 2.1      Conditions to the Initial Loans.

                 No Lender shall be obligated to make or incur its initial Loans or Letter of Credit Obligations or Litigation L/C Obligations hereunder on or after the Closing Date, unless and until the following conditions have been satisfied or provided for in a manner satisfactory to Agent, or waived in writing by Agent and Lenders:

                 (a) Credit Agreement; Loan Documents. This Agreement or counterparts hereof shall have been duly executed by, and delivered to, Borrower, Agent and Lenders; and Agent shall have received such documents, instruments, agreements and legal opinions as Agent shall request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including all those listed in the Closing Checklist attached hereto as Annex D, each in form and substance satisfactory to Agent.

                 (b) Repayment of Prior Lender Obligations; Satisfaction of Outstanding L/Cs. (i) Agent shall have received a fully executed original of a pay-off letter satisfactory to Agent confirming that all of the Prior Lender Obligations will be repaid in full from the proceeds of the Term Loan A and the initial Revolving Credit Advance and all Liens upon any of the property of Borrower or any of its Subsidiaries in favor of Prior Lender shall be terminated by Prior Lender immediately upon such payment; and (ii) all letters of credit issued or guaranteed by Prior Lender shall have been cash collateralized, supported by a guaranty of Agent or supported by a Letter of Credit issued pursuant to Annex B, or terminated, as mutually agreed upon by Agent, Borrower and Prior Lender.

                 (c) Approvals. Agent shall have received (i) satisfactory evidence that the Credit Parties have obtained all required consents and approvals of all Persons including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Loan Documents and the consummation of the Related Transactions or

(ii) an officer's certificate in form and substance satisfactory to Agent affirming that no such consents or approvals are required.

                 (d) Opening Availability. The Eligible Accounts and Eligible Inventory of Borrower and Tessco supporting the initial Revolving Credit Advance and the initial Letter of Credit Obligations incurred and the amount of the Reserves to be established on the Closing Date shall be sufficient in value, as determined by Agent, to provide Borrower, with Net Borrowing Availability of at least $1,000,000, after giving effect to the initial Revolving Credit Advance made to Borrower, the incurrence of any initial Letter of Credit Obligations, the payment of all fees and expenses incurred or owing by Borrower to Agent and Lenders and to the purchasers of the Series A Preferred Stock as of the Closing Date, and the consummation of the Related Transactions (on a pro forma basis, with trade payables being paid currently, and expenses and liabilities being paid in the ordinary course of business and without acceleration of sales).

                 (e) Payment of Fees. Borrower shall have paid the Fees required to be paid on the Closing Date in the respective amounts specified in
Section 1.9 (including the Fees specified in the GE Capital Fee Letter), and shall have reimbursed Agent for all fees, costs and expenses of closing presented as of the Closing Date.

                 (f) Capital Structure: Other Indebtedness. The capital structure of each Credit Party and the terms and conditions of all Indebtedness of each Credit Party shall be acceptable to Agent in its sole discretion. Without limiting the foregoing, the aggregate consolidated Indebtedness, together with all other consolidated liabilities of Borrower (other than trade payables), shall not exceed $10,000,000 as of the Closing Date after giving effect to the consummation of all of the Related Transactions.

                 (g) Consummation of Related Transactions. Agent shall have received fully executed copies of the Series A Preferred Stock Documents, the Series B Preferred Stock Documents, and each of the other Related Transactions Documents, each of which shall be in form and substance satisfactory to Agent and its counsel. The Related Transactions shall have been consummated in accordance with the terms of the Related Transactions Documents and Borrower shall have received $6,999,850 of cash proceeds (before deduction of expenses) from the issuance of the Series A Preferred Stock, which proceeds shall be accounted for as a contribution to Borrower's equity capital.

                 (h) Pegasus Guaranties. Each of the Litigation Guaranty and the Supplemental Guaranty shall have been duly executed and delivered to Agent and Agent shall have received all documents, instruments, certificates and opinions as may be required by the terms thereof or as Agent shall otherwise require with respect thereto.

                 2.2 Further Conditions to Term Loan B. No Lender shall be obligated to fund its Term Loan B, unless and until the following conditions shall have been satisfied or provided for in a manner satisfactory to Agent, or waived in writing by Agent and Lenders:

                 (a) Entry of Final Judgment. The Final Judgment shall have been entered or established by settlement agreement and Agent shall have received satisfactory evidence of (i) such entry or settlement, (ii) the amount of Borrower's and each other Credit Party's liability with respect thereto,
(iii) the amount and timing of any proceeds of insurance, indemnification or contribution expected to be received by Borrower and each of the other Credit Parties with respect thereto and (iv) the aggregate amount of accrued and unpaid expenses (including, without limitation, legal fees) incurred by the Credit Parties with respect to the DEI Litigation as of the Term Loan B Funding Date.

                 (b) Additional Equity or Subordinated Debt. If the aggregate amount of the Final Judgment, minus the amount of any proceeds of insurance, indemnification or contribution actually received by the Credit Parties with respect thereto on or prior to the Term Loan B Funding Date plus the amount determined pursuant to clause (iv) of Section 2.2(a) (provided, however, that such amount shall not be added to Net Litigation Liability to the extent that, as the date of determination of Net Litigation Liability hereunder, the Net Borrowing Base Availability minus the Letter of Credit Obligations and minus such amount, exceeds $500,000) (the "Net Litigation Liability"), exceeds $3,000,000, Borrower shall have received, or will simultaneously receive, additional net capital contributions or net proceeds of Subordinated Debt, or a combination thereof, in an aggregate amount at least equal to such excess, and shall have applied, or will simultaneously apply, such contributions and proceeds to the payment in part of the Net Litigation Liability. Agent shall have received, or will simultaneously receive, satisfactory evidence of the application of such contributions and proceeds to the Net Litigation Liability. The structure of, and documentation governing, such additional net capital contributions and Subordinated Debt shall be in form and substance acceptable in all respects to Agent and the Requisite Lenders, and the identity of the Credit Parties or other obligors and issuers with respect to the securities issued in exchange for such capital contributions and for such Subordinated Debt shall be selected only with the written approval of Agent and the Requisite Lenders. Without limiting the foregoing, (i) any such Subordinated Debt shall not exceed $1,000,000 in aggregate principal, shall be unsecured, no principal or interest with respect thereto shall be required to be paid in cash to the holders of such Subordinated Debt on or prior to its maturity date, and its maturity date shall be no earlier than the July 24, 2003 and (ii) any such equity securities shall not require dividends to be paid in cash or mandatory redemptions to be made prior to July 24, 2003.

                 (c) Timing of Request for Advance. Each of the other conditions described in this Section 2.2 shall have been satisfied, and Borrower shall have delivered the Notice of Term Loan B Advance, on or prior to the earlier of (i) the ninth (9th) day following the entry settlement of the Final Judgment and (ii) December 31, 1998.

                 (d) Minimum Availability. The Net Borrowing Availability minus the Letter of Credit Obligations shall be not less than $500,000.

                 (e) Term Loan C Not Outstanding. No Litigation L/C Obligations nor any Obligations with respect to Term Loan C shall be outstanding. If the Litigation L/C shall have been theretofore issued, it shall have been theretofore terminated or expired.

                 2.3 Further Conditions to Incurrence of Litigation L/C Obligations. The Agent and Term Lenders shall not be obligated to incur Litigation L/C Obligations or cause the Litigation L/C to be issued or renewed, extended or modified, or directly advance the Term Loan C pursuant to Section 1.1(c) of the Litigation L/C Agreement, unless and until the following conditions shall have been satisfied or provided for in a manner satisfactory to Agent, or waived in writing by Agent and Lenders:

         (I) In the case of a request to incur Litigation L/C Obligations in connection with the issuance of the Litigation L/C pursuant to the Litigation L/C Agreement:

                 (a) Entry of Lower Court Judgment. The Lower Court Judgment shall have been entered and Agent shall have received satisfactory evidence (i) of such entry, (ii) of the amount of Borrower's and each other Credit Party's liability with respect thereto, (iii) of the aggregate amount of accrued and unpaid expenses (including, without limitation, legal fees) incurred by the Credit Parties with respect to the DEI Litigation as of the proposed Litigation L/C Issuance Date, (iv) that the sum of the amounts described in clauses (ii) and (iii) of this subparagraph is less than or equal to $12,000,000 (provided, however, the amount determined pursuant to clause
(iii) shall not be included in such addition to the extent that, as the date of determination hereof, the Net Borrowing Base Availability minus the Letter of Credit Obligations and minus such amount, exceeds $500,000), (v) that, notwithstanding anything contained in Section 2.3(I)(a)(iv) to the contrary, the Litigation L/C, shall be in a face amount which is less than or equal to $12,000,000, (vi) that the Litigation L/C shall be sufficient in amount and in such terms and conditions as to permit Borrower to obtain and secure a supersedeas or appeal bond or similar obligation pursuant to Federal Rule of Civil Procedure 62(d) or otherwise which will have the effect of enjoining or preventing the creation, attachment, perfection, enforcement, levy, execution and foreclosure of any judicial or judgment lien which could otherwise arise with respect to the Lower Court Judgment under applicable law and procedure pending Borrower's appeal of such Lower Court Judgment; provided, however, that any such supersedeas or appeal bond or similar obligation shall not dissolve, or have the effect of dissolving, any judicial or judgment lien in connection with the Lower Court Judgment under applicable law and procedure (the "Bond"),
(vii) that the form of the Bond shall be reasonably satisfactory to Agent,
(viii) that, prior to the expiration of ten (10) days after the entry of the Lower Court Judgment, the Bond shall have been approved by the Lower Court and shall be in full force and effect, (ix) that, upon the issuance and posting of the Litigation L/C and upon the approval of the Bond by the Lower Court and the issuance of the Bond, no such judicial lien or judgment shall have in fact been created, attached or perfected under applicable law and procedure, and (x) that, upon the issuance and posting of the Litigation L/C and Bond, Borrower will have taken all actions as are necessary to timely and properly appeal the Lower Court Judgment.

                 (b) Pegasus Litigation Guaranty. The Pegasus Litigation Guaranty shall be effective in accordance with its terms, and shall be valid and enforceable severally against the Pegasus Funds in an amount not less than the proposed aggregate face amount of the Litigation L/C and neither Pegasus Fund shall be in default or breach of any term or condition of the Pegasus Litigation Guaranty.

                 (c) Timing of Request for Advance. Each of the other conditions described in this Section 2.3(I) shall have been satisfied, and Borrower shall have requested that the Litigation L/C and Bond be issued, and the Litigation L/C and Bond will be issued, on or prior to the earlier of (i) the ninth (9th) day following the entry of the Lower Court Judgment and (ii) December 31, 1998.

                 (d) Minimum Availability. The Net Borrowing Availability minus the Letter of Credit Obligations shall be not less than $500,000.

                 (e) Term Loan B Note Outstanding. No Obligations with respect to Term Loan B shall be outstanding.

         (II) In the case of a request to advance the Term Loan C pursuant to Section 1.1(c) of the Litigation L/C Agreement:

                 (a) Entry of Final Judgment. The Final Judgment shall have been entered or established by settlement agreement and Agent shall have received satisfactory evidence of (i) such entry or settlement, (ii) the amount of the Net Litigation Liability and (iii) the Net Litigation Liability shall be less than or equal to $12,000,000.

                 (b) Pegasus Litigation Guaranty. The Pegasus Litigation Guaranty shall be effective in accordance with its terms, and shall be valid and enforceable severally against the Pegasus Funds in an amount not less than the requested principal amount of the Term Loan C and neither Pegasus Fund shall be in default or breach of any term or condition of the Pegasus Litigation Guaranty.

                 (c) Timing of Request for Advance. Each of the other conditions described in this Section 2.3(II) shall have been satisfied, and Borrower shall have delivered the Notice of Term Loan C Advance, on or prior to the earlier of (i) the ninth (9th) day following the entry or settlement of the Final Judgment and (ii) December 31, 1998.

                 (d) Minimum Availability. The Net Borrowing Availability minus the Letter of Credit Obligations shall be not less than $500,000.

                 (e) Term Loan B and Litigation L/C Not Outstanding. No Litigation L/C Obligations nor any Obligations with respect to Term Loan B shall be outstanding. If the

Litigation L/C shall have been theretofore issued, it shall have been theretofore terminated or expired.

                 2.4 Further Conditions to Each Loan. Except as otherwise expressly provided herein, no Lender shall be obligated to fund any Loan (other than its Pro Rata Share of payments under the Litigation L/C as the Term Loan C under Section 1.1(b) of the Litigation L/C Agreement), convert or continue any Loan as a LIBOR Loan or incur any Letter of Credit Obligation or Litigation L/C Obligations (whether initially or by renewal, extension or other modification), if, as of the date thereof:

                 (a) Any representation or warranty by any Credit Party contained herein or in any of the other Loan Documents shall be untrue or incorrect as of such date, except to the extent that such representation or warranty expressly relates to an earlier date, or if the proceeds of the requested Loan or use of the requested Letter of Credit is inconsistent with the provisions of Section 1.4; or

                 (b) Any event or circumstance having a Material Adverse Effect shall have occurred since the date hereof; or

                 (c) (i) Any Event of Default shall have occurred and be continuing or would result after giving effect to such Loan (or the incurrence of such Letter of Credit Obligations or Litigation L/C Obligations), or (ii) a Default shall have occurred and be continuing or would result after giving effect to such Loan, and Agent or Requisite Revolving Lenders shall have determined, in its or their sole and absolute discretion, not to make such Loan or incur such Letter of Credit Obligations or Litigation L/C Obligations so long as that Default is continuing; or

                 (d) After giving effect to such Advance (or the incurrence of such Letter of Credit Obligations), the outstanding principal amount of the aggregate Revolving Loan would exceed the lesser of the Borrowing Base and the Maximum Amount, less, in each case, the then outstanding principal amount of the Swing Line Loan; or

                 (e) After giving effect to such Swing Line Advance, the outstanding principal amount of the Swing Line Loan would exceed Swing Line Availability.

The request and acceptance by Borrower of the proceeds of any Loan, the incurrence of any Letter of Credit Obligations or Litigation L/C Obligations or the conversion or continuation of any Loan into, or as, a LIBOR Loan, as the case may be, shall be deemed to constitute, as of the date of such request, acceptance, conversion or continuation, (i) a representation and warranty by Borrower that the conditions in this Section 2.4 have been satisfied (and that the conditions set forth in Section 2.2 have been satisfied in the case of a request for the Term Loan B, that the conditions set forth in Section 2.3(I) have been satisfied in the case of a request for the incurrence of the Litigation L/C Obligations, and that the conditions set forth in Section 2.3(II)
have been satisfied in the case of a request for a direct advance of Term Loan
C) and (ii) a reaffirmation by Borrower of the granting and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents or Litigation Collateral Documents, as the case may be.

3.       REPRESENTATIONS AND WARRANTIES

                 To induce Lenders to make the Loans and to incur Letter of Credit Obligations and Litigation L/C Obligations, the Credit Parties executing this Agreement, jointly and severally, make the following representations and warranties to Agent and each Lender with respect to all Credit Parties, each and all of which shall survive the execution and delivery of this Agreement.

                 3.1 Corporate Existence; Compliance with Law. Each Credit Party (excluding, except in the case of clause (f) below, each of Borrower's Subsidiaries which are organized under the laws of jurisdictions outside of the United States) (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (b) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (c) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now, heretofore and proposed to be conducted; (d) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (e) is in compliance with its charter and by-laws; and (f) subject to specific representations set forth herein regarding ERISA, Environmental Laws, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                 3.2 Executive Offices; FEIN. As of the Closing Date, the current location of each Credit Party's chief executive office and principal place of business is set forth in Disclosure Schedule (3.2), and, except as set forth in such schedule, none of such locations have changed within the twelve
(12) months preceding the Closing Date. In addition, Disclosure Schedule (3.2) lists the federal employer identification number of each Credit Party.

                 3.3 Corporate Power, Authorization, Enforceable Obligations. The execution, delivery and performance by each Credit Party of the Loan Documents to which it is a party and the creation of all Liens provided for therein, the execution, delivery and performance by each Credit Party of the other Related Transaction Documents to which it is a party, and their consummation of each Related Transaction pursuant thereto: (a) are within such Person's corporate power; (b) have been duly authorized by all necessary or proper corporate and shareholder action; (c) do not contravene any provision of such Person's charter or bylaws; (d) do





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

not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 2.1(c), all of which will have been duly obtained, made or complied with prior to the Closing Date. On or prior to the Closing Date, each of the Loan Documents shall have been duly executed and delivered by each Credit Party thereto and each such Loan Document shall then constitute a legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms.

                 3.4 Financial Statements and Projections. Except for the Projections and the Fair Salable Balance Sheet, all Financial Statements concerning Borrower and its Subsidiaries which are referenced below have been prepared in accordance with GAAP consistently applied throughout the periods covered (except as disclosed therein and except, with respect to unaudited Financial Statements, for the absence of footnotes and normal year-end audit adjustments) and present fairly in all material respects the financial position of the Persons covered thereby as at the dates thereof and the results of their operations and cash flows for the periods then ended.

                 (a) The following Financial Statements attached hereto as Disclosure Schedule (3.4(A)) have been delivered on the date hereof:

                 (i) The audited consolidated balance sheets at December 31, 1996 and 1995 and the related statements of income and cash flows of Borrower and its Subsidiaries for the Fiscal Years then ended, certified by Deloitte & Touche LLP.

                 (ii) The unaudited balance sheet(s) at March 31, 1997, April 30, 1997, May 31, 1997, June 30, 1997, July 31, 1997 and August
         31, 1997 and the related statement(s) of income and cash flows of Borrower and its Subsidiaries for the Fiscal Quarter then ended in the case of the March 31, 1997 statements, and the months then ended in the case of the April 30, 1997, May 31, 1997, June 30, 1997, July 31, 1997 and August 31, 1997 statements.

                 (b) Pro Forma. The Pro Forma delivered on the date hereof and attached hereto as Disclosure Schedule (3.4(B)) was prepared by Borrower giving pro forma effect to the Related Transactions, was based on the unaudited consolidated and consolidating balance sheets of Borrower and its Subsidiaries dated August 31, 1997 and was prepared in accordance with GAAP, with only such adjustments thereto as would be required in accordance with GAAP.

                 (c) Projections. The Projections delivered on the date hereof and attached hereto as Disclosure Schedule (3.4(C)) have been prepared by Borrower in light of the past operations of its and its Subsidiaries' businesses, but including future payments of known contingent liabilities reflected on the Fair Salable Balance Sheet, and reflect projections for the twelve (12) months ending December 31, 1997 and December 31, 1998 on a month by month basis and for the fiscal years ending December 31, 1998, 1999 and 2000 on an annual basis. The Projections are based upon estimates and assumptions stated therein, all of which Borrower believes to be reasonable and fair in light of current conditions and current facts known to Borrower and, as of the Closing Date, reflect Borrower's good faith and reasonable estimates of the future financial performance of Borrower and its Subsidiaries and of the other information projected therein for the period set forth therein.

                 (d) Fair Salable Balance Sheet. The Fair Salable Balance Sheet delivered on the date hereof and attached hereto as Disclosure Schedule (3.4(D)) was prepared by Borrower on the same basis as the Pro Forma, except that Borrower's assets are set forth therein at their fair salable values on a going concern basis and the liabilities set forth therein include all contingent liabilities of Borrower and its Subsidiaries stated at the reasonably estimated present values thereof.

                 3.5 Material Adverse Effect. Between December 31, 1996 and the Closing Date, (a) no Credit Party has incurred any obligations, contingent or non-contingent liabilities, liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the Pro Forma and which, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (b) no contract, lease or other agreement or instrument has been entered into by any Credit Party or has become binding upon any Credit Party's assets and no law or regulation applicable to any Credit Party has been adopted which has had or could reasonably be expected to have a Material Adverse Effect, and (c) no Credit Party is in default and to the best of Borrower's knowledge no third party is in default under any material contract, lease or other agreement or instrument, which alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Between December 31, 1996 and the Closing Date no event has occurred, which alone or together with other events, could reasonably be expected to have a Material Adverse Effect.

                 3.6 Ownership of Property; Liens. As of the Closing Date, the real estate ("Real Estate") listed on Disclosure Schedule (3.6) constitutes all of the real property owned, leased, subleased, or occupied by any Credit Party. Each Credit Party owns good and marketable fee simple title to all of its owned real estate, and valid and marketable leasehold interests in all of its leased Real Estate, all as described on Disclosure Schedule (3.6), and copies of all such leases or a summary of terms thereof satisfactory to Agent have been delivered to Agent. Disclosure Schedule (3.6) further describes any Real Estate with respect to which any Credit Party is a lessor, sublessor or assignor as of the Closing Date. Each Credit Party also has good and marketable title to, or valid leasehold interests in, all of its personal properties and assets. As of the Closing Date, none of the properties and assets of any Credit Party is subject to any Liens other than Permitted Encumbrances, and there are no facts, circumstances or conditions known to any Credit Party that may result in any Liens (including Liens arising under Environmental Laws) other than Permitted Encumbrances.
Each Credit Party has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect such Credit Party's right, title and interest in and to all such Real Estate and other properties and assets. Disclosure Schedule (3.6) also describes any purchase options, rights of first refusal or other similar contractual rights pertaining to any Real Estate. As of the Closing Date, no portion of any Credit Party's Real Estate has suffered any material damage by fire or other casualty loss which has not heretofore been repaired and restored in all material respects to its original condition or otherwise remedied. As of the Closing Date, all material permits required to have been issued or appropriate to enable the Real Estate to be lawfully occupied and used for all of the purposes for which they are currently occupied and used have been lawfully issued and are in full force and effect.

                 3.7 Labor Matters. As of the Closing Date (a) no strikes or other material labor disputes against any Credit Party are pending or, to any Credit Party's knowledge, threatened; (b) hours worked by and payment made to employees of each Credit Party comply with the Fair Labor Standards Act and each other federal, state, local or foreign law applicable to such matter; (c) all payments due from any Credit Party for employee health and welfare insurance have been paid or accrued as a liability on the books of such Credit Party; (d) except as set forth in Disclosure Schedule (3.7), no Credit Party is a party to or bound by any collective bargaining agreement, management agreement, consulting agreement or any employment agreement (and true and complete copies of any agreements described on Disclosure Schedule (3.7) have been delivered to Agent); (e) there is no organizing activity involving any Credit Party pending or, to any Credit Party's knowledge, threatened by any labor union or group of employees; (f) there are no representation proceedings pending or, to any Credit Party's knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of any Credit Party has made a pending demand for recognition; and (g) except as set forth in Disclosure Schedule (3.7), there are no complaints or charges against any Credit Party pending or, to the knowledge of any Credit Party, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Credit Party of any individual.

                 3.8 Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness. Except as set forth in Disclosure Schedule (3.8), no Credit Party has any Subsidiaries, is engaged in any joint venture or partnership with any other Person, or is an Affiliate of any other Person. All of the issued and outstanding Stock of each Credit Party (other than Borrower) is owned by each of the Persons and in the amounts set forth on Disclosure Schedule (3.8). As of the Closing Date, after giving effect to the Related Transactions, the names of each Person which owns of record five percent (5.00%) or more (on a fully-diluted basis) of the outstanding shares of any class of Stock issued by Code Alarm, and the aggregate amounts of such Stock owned by such Persons, is set forth on Disclosure Schedule (3.8). Except as set forth in Disclosure Schedule (3.8), as of the Closing Date, after giving effect to the Related Transactions, there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which any Credit Party may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries. All outstanding Indebtedness and all known and probable contingent liabilities of each Credit Party as of the Closing Date (after giving effect to the Related Transactions) are described in Section 6.3 (including Disclosure Schedule (6.3)).

                 3.9 Government Regulation. No Credit Party is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940 as amended. No Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder. The making of the Loans by Lenders to Borrower, the incurrence of the Letter of Credit Obligations or Litigation L/C Obligations on behalf of Borrower, the application of the proceeds thereof and repayment thereof and the consummation of the Related Transactions will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

                 3.10 Margin Regulations. No Credit Party is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulation U or G of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). No Credit Party owns any Margin Stock, and none of the proceeds of the Loans or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose which might cause any of the Loans or other extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulation G, T, U or X of the Federal Reserve Board. No Credit Party will take or permit to be taken any action which might cause any Loan Document to violate any regulation of the Federal Reserve Board.

                 3.11 Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by any Credit Party have been filed with the appropriate Governmental Authority and all Charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding Charges or other amounts being contested in accordance with Section 5.2(b). Proper and accurate amounts have been withheld by each Credit Party from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities. Disclosure Schedule (3.11) sets forth as of the Closing Date those taxable years for which any Credit Party's tax returns are currently being audited by the IRS or any other applicable Governmental Authority and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described on Disclosure Schedule (3.11), no Credit Party has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. None of the Credit Parties and their respective predecessors are liable for any Charges: (a) under any agreement (including any tax sharing agreements) or (b) to each Credit Party's knowledge, as a transferee. As of the Closing Date, no Credit Party has agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, which would have a Material Adverse Effect.

                 3.12 ERISA. (a) Disclosure Schedule (3.12) lists and separately identifies all Title IV Plans, Multiemployer Plans, ESOPs and Retiree Welfare Plans. Copies of all such listed Plans, together with a copy of the latest form 5500 for each such Plan, have been delivered to Agent. Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred which would cause the loss of such qualification or tax-exempt status. Except as set forth in Disclosure Schedule (3.12), each Plan is in compliance with the applicable provisions of ERISA and the IRC, including the filing of reports required under the IRC or ERISA. No Credit Party or ERISA Affiliate has failed to make any contribution or pay any amount due as required by either
Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan. No Credit Party or ERISA Affiliate has engaged in a prohibited transaction, as defined in Section 4975 of the IRC, in connection with any Plan, which would subject any Credit Party to a material tax on prohibited transactions imposed by Section 4975 of the IRC.


                 (b)      Except as set forth in Disclosure Schedule (3.12):
(i) no Title IV Plan has any Unfunded Pension Liability; (ii) no ERISA Event or event described in Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (iii) there are no pending, or to the knowledge of any Credit Party, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan;
(iv) no Credit Party or ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; (v) within the last five years no Title IV Plan with Unfunded Pension Liabilities has been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any Credit Party or ERISA Affiliate; and (vi) no liability under any Title IV Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by the Standard & Poor's Corporation or the equivalent by another nationally recognized rating agency.

                 3.13 No Litigation. No action, claim, lawsuit, demand, investigation or proceeding is now pending or, to the knowledge of any Credit Party, threatened against any Credit Party, before any Governmental Authority or before any arbitrator or panel of arbitrators

(collectively, "Litigation"), (a) which challenges any Credit Party's right or power to enter into or perform any of its obligations under the Loan Documents to which it is a party, or the validity or enforceability of any Loan Document or any action taken thereunder, or (b) which could reasonably be expected to have a Material Adverse Effect. Except as set forth on Disclosure

Schedule (3.13), as of the Closing Date there is no Litigation pending or threatened which seeks damages in excess of $100,000 or injunctive relief or alleges criminal misconduct of any Credit Party.

                 3.14 Brokers. No broker or finder acting on behalf of any Credit Party brought about the obtaining, making or closing of the Loans or the Related Transactions, and no Credit Party has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

                 3.15 Intellectual Property. Except as set forth on Disclosure Schedule (3.15), (a) as of the Closing Date, each Credit Party owns or has rights to use all Intellectual Property necessary to continue to conduct its business as now or heretofore conducted by it or proposed to be conducted by it, and each Patent, Trademark, Copyright and License is listed, together with application or registration numbers, as applicable, in Disclosure Schedule (3.15) hereto and (b) each Credit Party conducts its business and affairs without infringement of or interference with any Intellectual Property of any other Person. Notwithstanding the foregoing, none of the matters set forth in Disclosure Schedule (3.15) could reasonably be expected to have a Material Adverse Effect.

                 3.16 Full Disclosure. No information contained in this Agreement, any of the other Loan Documents, any Projections, Financial Statements or Collateral Reports or other reports from time to time delivered hereunder or any written statement furnished by or on behalf of any Credit Party to Agent or any Lender pursuant to the terms of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The Liens granted to Agent, on behalf of itself and Lenders, pursuant to the Collateral Documents will at all times be fully perfected first priority Liens in and to the Collateral described therein, subject, as to priority, only to Permitted Encumbrances with respect to the Collateral.

                 3.17 Environmental Matters. (a) Except as set forth in Disclosure Schedule (3.17), as of the Closing Date: (i) the Real Estate is free of contamination from any Hazardous Material except for such contamination that would not adversely impact the value or marketability of such Real Estate and which would not result in Environmental Liabilities of the Credit Parties which could reasonably be expected to exceed $50,000; (ii) no Credit Party has caused or suffered to occur any Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate the cleanup of which could reasonably be expected to exceed $50,000; (iii) the Credit Parties are and have been in compliance with all Environmental Laws, except for such noncompliance which would not result in Environmental Liabilities of the Credit Parties which could reasonably be expected to exceed $50,000; (iv) the Credit Parties have obtained, and are in compliance with, all Environmental Permits required by Environmental Laws for the operations of their respective businesses as presently conducted, except where the failure to so obtain or comply with such Environmental Permits would not result in

Environmental Liabilities of the Credit Parties which could reasonably be expected to exceed $50,000, and all such Environmental Permits are valid, uncontested and in good standing; (v) no Credit Party is involved in operations or knows of any facts, circumstances or conditions, including any Releases of Hazardous Materials, that are likely to result in any Environmental Liabilities of such Credit Party which could reasonably be expected to exceed $50,000, and no Credit Party has authorized any current or former tenant of the Real Estate to engage in any such operations; (vi) there is no Litigation arising under or related to any Environmental Laws, Environmental Permits or Hazardous Material which seeks damages, penalties, fines, costs or expenses in excess of $50,000 or injunctive relief, or which alleges criminal misconduct by any Credit Party;
(vii) no notice has been received by any Credit Party identifying it as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes, and to the knowledge of the Credit Parties (other than from customary business operations), there are no facts, circumstances or conditions that may result in any Credit Party being identified as a "potentially responsible party" under CERCLA or analogous state statutes; and
(viii) the Credit Parties have provided to Agent copies of all existing written environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities of the Credit Parties, in each case relating to any Credit Party.

                 (b) Each Credit Party hereby acknowledges and agrees that Agent (i) is not now, and has not ever been, in control of any of the Real Estate or any Credit Party's affairs, and (ii) does not have the capacity through the provisions of the Loan Documents or otherwise to influence any Credit Party's conduct with respect to the ownership, operation or management of any of its Real Estate or compliance with Environmental Laws or Environmental Permits.

                 3.18 Insurance. Disclosure Schedule (3.18) lists all insurance policies of any nature maintained, as of the Closing Date, for current occurrences by each Credit Party, as well as a summary of the terms of each such policy.

                 3.19 Deposit and Disbursement Accounts. Disclosure Schedule (3.19) lists all banks and other financial institutions at which any Credit Party maintains deposits and/or other accounts as of the Closing Date, including any Disbursement Accounts, and such Schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

                 3.20 Government Contracts. Except as set forth in Disclosure Schedule (3.20), as of the Closing Date, no Credit Party is a party to any contract or agreement with any Governmental Authority and no Credit Party's Accounts are subject to the Federal Assignment of Claims Act, as amended (31 U.S.C. Section 3727) or any similar state or local law.

                 3.21 Customer and Trade Relations. Except as disclosed on Disclosure Schedule (3.21), as of the Closing Date, there exists no actual or, to the knowledge of any Credit Party, threatened termination or cancellation of, or any material adverse modification or change in: (a) the business relationship of any Credit Party with any customer or group of customers whose purchases during the preceding twelve (12) months caused them to be ranked among the ten largest customers of such Credit Party; or (b) the business relationship of any Credit Party with any supplier material to its operations.

                 3.22 Agreements and Other Documents. As of the Closing Date, each Credit Party has provided to Agent or its counsel, on behalf of Lenders, accurate and complete copies (or summaries) of all of the following agreements or documents to which any it is subject and each of which is listed on Disclosure Schedule (3.22): (a) supply agreements and purchase agreements not terminable by such Credit Party within sixty (60) days following written notice issued by such Credit Party and involving transactions in excess of $1,000,000 per annum; (b) OEM contracts and similar agreements with customers pursuant to which revenues have been generated (or are reasonably expected to be generated) in excess of $1,000,000 per annum, together with schedules describing, and other evidence of, all accreditations awarded to Borrower or any other Credit Parties by any of such customers, or any insurance industry group or similar organization, with respect to any products or services sold or provided by Borrower or such other Credit Parties pursuant to such OEM contracts and similar agreements; (c) any lease of Equipment having a remaining term of one year or longer and requiring aggregate rental and other payments in excess of $500,000 per annum; (d) licenses and permits held by the Credit Parties, the absence of which could be reasonably likely to have a Material Adverse Effect; (e) instruments or documents evidencing Indebtedness (other than leases of Equipment) of such Credit Party and any security interest granted by such Credit Party with respect thereto; and (f) instruments and agreements evidencing the issuance of any equity securities, warrants, rights or options to purchase equity securities of such Credit Party.

                 3.23 Solvency. After giving effect to (a) the Loans and Letter of Credit Obligations to be made or extended on the Closing Date or such other date as Loans, Letter of Credit Obligations and Litigation L/C Obligations requested hereunder are made or extended and the execution and delivery of the Loan Documents, (b) the disbursement and application of the proceeds of such Loans pursuant to the instructions of Borrower, (c) the issuance of the Series A Preferred Stock, the Series B Preferred Stock, the Refinancing and the consummation of the other Related Transactions and (d) the payment and accrual of all transaction costs in connection with the foregoing, the Credit Parties, taken as a whole, are Solvent.

                 3.24 Series A Preferred Stock Issuance. As of the Closing Date, Borrower have delivered to Agent a complete and correct copy of the Series A Preferred Stock Documents (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). As of the Closing Date the Series A Preferred Stock and the "Attached Warrants" and "Shortfall Warrants" (as such terms are defined in the Series A Preferred Stock Documents) have been issued pursuant to the Series A Preferred Stock Documents and not less than $6,999,850 in cash proceeds (before deduction of expenses) from such issuance have been received by Borrower. Borrower acknowledge that Agent and each Lender are entering into this Agreement and are extending the

Commitments in reliance upon the issuance of the Series A Preferred Stock and such Series A Warrants pursuant to the Series A Preferred Stock Documents, the receipt by Borrower of all of the proceeds of such issuance, and this Section 3.24.

                 3.25 Series B Preferred Stock Issuance. As of the Closing Date, Borrower has delivered to Agent a complete and correct copy of the Series B Preferred Stock Documents (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). As of the Closing Date the Series B Preferred Stock has been issued pursuant to the Series B Preferred Stock Documents to the Series B Pledgor, all of the outstanding shares of such Series B Preferred Stock have been pledged by the Series B Pledgor to Agent, for itself and Lenders, as security for the Obligations, pursuant to a Pledge Agreement, and the certificate of designation with respect to the Series B Preferred Stock shall have been duly approved by Borrower and filed with the Department of Consumer and Industry Services of the State of Michigan.
Borrower acknowledges that Agent and each Lender are entering into this Agreement and are extending the Commitments in reliance upon the issuance of the Series B Preferred Stock pursuant to the Series B Preferred Stock Documents, the pledge of such Series B Preferred Stock to Agent, and this
Section 3.25.

4.       FINANCIAL STATEMENTS AND INFORMATION

                 4.1 Reports and Notices. (a) Each Credit Party executing this Agreement hereby agrees that from and after the Closing Date and until the Termination Date, it shall deliver to Agent and/or Lenders, as required, the Financial Statements, notices, Projections and other information at the times, to the Persons and in the manner set forth in Annex E.

                 (b) Each Credit Party executing this Agreement hereby agrees that from and after the Closing Date and until the Termination Date, it shall deliver to Agent and/or Lenders, as required, the various Collateral Reports (including Borrowing Base Certificates in the form of Exhibit 4.1(b)) at the times, to the Persons and in the manner set forth in Annex F.

                 4.2 Communication with Accountants. Following the occurrence and continuation of a Default or Event of Default, each Credit Party executing this Agreement authorizes Agent and each Lender, to communicate directly with its independent certified public accountants, including, without limitation, Deloitte & Touche LLP, and authorizes and shall instruct those accountants and advisors to disclose and make available to Agent and each Lender any and all Financial Statements and other supporting financial documents, schedules and information relating to any Credit Party (including copies of any issued management letters) with respect to the business, financial condition and other affairs of any Credit Party.

5.       AFFIRMATIVE COVENANTS

                 Each Credit Party executing this Credit Agreement jointly and severally agrees as to all Credit Parties that from and after the date hereof and until the Termination Date:

                 5.1 Maintenance of Existence and Conduct of Business. Each Credit Party shall, except as otherwise permitted by Section 6.1: (a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (b) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; (c) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and (d) transact business only in such corporate and trade names as are set forth in Disclosure Schedule (5.1).

                 5.2 Payment of Obligations. (a) Subject to Section 5.2(b), each Credit Party shall pay and discharge or cause to be paid and discharged promptly all Charges payable by it, including Charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all Charges with respect to tax, social security and unemployment withholding with respect to its employees.

                 (b) Each Credit Party may in good faith contest, by appropriate proceedings, the validity or amount of any Charges or claims described in Section 5.2(a); provided, that (i) adequate reserves with respect to such contest are maintained on the books of such Credit Party, in accordance with GAAP, (ii) such contest is maintained and prosecuted continuously and with diligence and operates to suspend collection or enforcement of such Charges or claims or any Lien in respect thereof, (iii) none of the Collateral becomes subject to forfeiture or loss as a result of such contest, (iv) no Lien shall be imposed to secure payment of such Charges or claims other than Permitted Encumbrances, (v) such Credit Party shall promptly pay or discharge such contested Charges or claims and all additional charges, interest, penalties and expenses, if any, and shall deliver to Agent evidence acceptable to Agent of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to such Credit Party or the conditions set forth in this
Section 5.2(b) are no longer met, and (vi) Agent has not advised Borrower in writing that Agent reasonably believes that nonpayment or nondischarge thereof could have or result in a Material Adverse Effect.

                 5.3 Books and Records. Each Credit Party shall keep adequate books and records with respect to its business activities in which proper entries, reflecting all financial transactions, are made in accordance with GAAP and on a basis consistent with the Financial Statements attached as Disclosure Schedule (3.4(A)).





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

                 5.4      Insurance; Damage to or Destruction of Collateral.
(a) The Credit Parties shall, at their sole cost and expense, maintain the policies of insurance described on Disclosure Schedule (3.18) or substantially similar replacement policies, in any case in form and with insurers acceptable to Agent. If any Credit Party at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay all premiums relating thereto, Agent may at any time or times thereafter obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which Agent deems advisable. Agent shall have no obligation to obtain insurance for any Credit Party or pay any premiums therefor. By doing so, Agent shall not be deemed to have waived any Default or Event of Default arising from any Credit Party's failure to maintain such insurance or pay any premiums therefor. All sums so disbursed, including attorneys' fees, court costs and other charges related thereto, shall be payable by Borrower to Agent within thirty (30) days of demand therefor and shall be additional Obligations hereunder secured by the Collateral.

                 (b) Agent reserves the right at any time upon any change in any Credit Party's risk profile (including any change in the product mix maintained by any Credit Party or any laws affecting the potential liability of such Credit Party) to require additional forms and limits of insurance to, in Agent's reasonable opinion, adequately protect both Agent's and Lender's interests in all or any portion of the Collateral and to ensure that each Credit Party is protected by insurance in amounts and with coverage customary for its industry; provided, however, that, in the event of any such change, the Credit Parties shall obtain such additional forms and limits not later than thirty (30) days following Agent's written request therefor. If requested by Agent, each Credit Party shall deliver to Agent from time to time a report of a reputable insurance broker, satisfactory to Agent, with respect to its insurance policies.

                 (c) Borrower shall deliver to Agent, in form and substance satisfactory to Agent, endorsements to (i) all "All Risk" and business interruption insurance naming Agent, on behalf of itself and Lenders, as loss payee, and (ii) all general liability and other liability policies naming Agent, on behalf of itself and Lenders, as additional insured. Borrower irrevocably makes, constitutes and appoints Agent (and all officers, employees or agents designated by Agent), so long as any Default or Event of Default shall have occurred and be continuing or the anticipated insurance proceeds exceed $150,000, as Borrower's true and lawful agent and attorney-in-fact for the purpose of making, settling and adjusting claims under such "All Risk" policies of insurance, endorsing the name of Borrower on any check or other item of payment for the proceeds of such "All Risk" policies of insurance and for making all determinations and decisions with respect to such "All Risk" policies of insurance. Agent shall have no duty to exercise any rights or powers granted to it pursuant to the foregoing power-of- attorney. Borrower shall promptly notify Agent of any loss, damage, or destruction to the Collateral in the amount of $150,000 or more, whether or not covered by insurance. After deducting from such proceeds the expenses, if any, incurred by Agent in the collection or handling thereof, Agent may, at its option, apply such proceeds to the reduction of the Obligations in accordance with Section 1.3(d), or permit or require the applicable Borrower to use such money, or any part thereof, to replace, repair, restore or rebuild the Collateral in a diligent and expeditious manner





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

with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction. Notwithstanding the foregoing, if the casualty giving rise to such insurance proceeds would not reasonably be expected to have a Material Adverse Effect and such insurance proceeds do not exceed $150,000 in the aggregate, Agent shall permit Borrower to replace, restore, repair or rebuild the property; provided that if Borrower shall not have completed or entered into binding agreements to complete such replacement, restoration, repair or rebuilding within 180 days of such casualty, Agent may apply such insurance proceeds to the Obligations in accordance with Section 1.3(d). All insurance proceeds which are to be made available to Borrower to replace, repair, restore or rebuild the Collateral shall be applied by Agent to reduce the outstanding principal balance of the Revolving Loan (which application shall not result in a permanent reduction of the Revolving Loan Commitment) and upon such application, Agent shall establish a Reserve against the Borrowing Base in an amount equal to the amount of such proceeds so applied (except in the case of proceeds of Inventory). Thereafter, such funds shall be made available to that Borrower to provide funds to replace, repair, restore or rebuild the Collateral as follows: (i) Borrower shall request a Revolving Credit Advance be made to Borrower in the amount requested to be released; (ii) so long as the conditions set forth in Section 2.4 have been met, Revolving Lenders shall make such Revolving Credit Advance; and (iii) the Reserve established with respect to such insurance proceeds shall be reduced by the amount of such Revolving Credit Advance. To the extent not used to replace, repair, restore or rebuild the Collateral, such insurance proceeds shall be applied in accordance with Section 1.3(d).

                 5.5 Compliance with Laws. Each Credit Party shall comply with all federal, state, local and foreign laws and regulations applicable to it, including those relating to the Communications Act of 1934, as amended, licensing, ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                 5.6 Supplemental Disclosure. From time to time as may be requested by Agent (which request will not be made more frequently than once each year absent the occurrence and continuance of a Default or an Event of Default), the Credit Parties shall supplement each Disclosure Schedule hereto, or any representation herein or in any other Loan Document, with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Disclosure Schedule or as an exception to such representation or which is necessary to correct any information in such Disclosure Schedule or representation which has been rendered materially inaccurate thereby (and, in the case of any supplements to any Disclosure Schedule, such Disclosure Schedule shall be appropriately marked to show the changes made therein); provided that (a) no such supplement to any such Disclosure Schedule or representation shall be or be deemed a waiver of any Default or Event of Default resulting from the matters disclosed therein, except as consented to by Agent and Requisite Lenders in writing; and (b) no supplement shall be required as to representations and warranties that relate solely to the Closing Date.





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


                 5.7 Intellectual Property. Each Credit Party will conduct its business and affairs without infringement of or interference with any Intellectual Property of any other Person.

                 5.8 Environmental Matters. Each Credit Party shall and shall cause each Person within its control to: (a) conduct its operations and keep and maintain its Real Estate in compliance with all Environmental Laws and Environmental Permits other than noncompliance which could not reasonably be expected to have a Material Adverse Effect; (b) implement any and all investigation, remediation, removal and response actions which are appropriate or necessary to maintain the value and marketability of the Real Estate or to otherwise comply with Environmental Laws and Environmental Permits pertaining to the presence, generation, treatment, storage, use, disposal, transportation or Release of any Hazardous Material on, at, in, under, above, to, from or about any of its Real Estate; (c) notify Agent promptly after such Credit Party becomes aware of any violation of Environmental Laws or Environmental Permits or any Release on, at, in, under, above, to, from or about any Real Estate which is reasonably likely to result in Environmental Liabilities of the Credit Parties in excess of $75,000; and (d) promptly forward to Agent a copy of any order, notice, request for information or any communication or report received by such Credit Party in connection with any such violation or Release or any other matter relating to any Environmental Laws or Environmental Permits that could reasonably be expected to result in Environmental Liabilities of the Credit Parties in excess of $75,000, in each case whether or not the Environmental Protection Agency or any Governmental Authority has taken or threatened any action in connection with any such violation, Release or other matter. If Agent at any time has a reasonable basis to believe that there may be a violation of any Environmental Laws or Environmental Permits by any Credit Party or any Environmental Liability of the Credit Parties arising thereunder, or a Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate, which, in each case, could reasonably be expected to have a Material Adverse Effect, then each Credit Party shall, upon Agent's written request (i) cause the performance of such environmental audits including subsurface sampling of soil and groundwater, and preparation of such environmental reports, at Borrower's expense, as Agent may from time to time request, which shall be conducted by reputable environmental consulting firms acceptable to Agent and shall be in form and substance acceptable to Agent, and
(ii) permit Agent or its representatives to have access to all Real Estate for the purpose of conducting such environmental audits and testing as Agent deems appropriate, including subsurface sampling of soil and groundwater. Borrower shall reimburse Agent for the costs of such audits and tests and the same will constitute a part of the Obligations secured hereunder.

                 5.9 Landlords' Agreements, Mortgagee Agreements and Bailee Letters. Each Credit Party shall use its best efforts to obtain a landlord's agreement, mortgagee agreement or bailee letter, as applicable, from the lessor of each leased property or mortgagee of owned property or with respect to any warehouse, processor or converter facility or other location where Collateral is located, which agreement or letter shall contain a waiver or subordination of all Liens or claims that the landlord, mortgagee or bailee may assert against the Inventory or Collateral at that location, and shall otherwise be satisfactory in form and substance to Agent. With respect to such locations or warehouse space leased or owned as of the Closing Date, if





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

Agent has not received a landlord or mortgagee agreement or bailee letter as of the Closing Date and until such time as such agreement or waiver shall be later delivered, Borrower's or Tessco's Eligible Inventory at that location shall, in Agent's discretion, be excluded from the Borrowing Base or be subject to such Reserves as may be established by Agent in its reasonable credit judgment. After the Closing Date, no real property or warehouse space shall be leased or acquired by any Credit Party and no Inventory shall be shipped to a processor or converter under arrangements established after the Closing Date, unless and until a satisfactory landlord or mortgagee agreement or bailee letter, as appropriate, shall first have been obtained with respect to such location; provided that Borrower may hold Inventory at newly established locations without such agreements or letters with Agent's prior approval and subject to such Reserves as are established at Agent's discretion. Each Credit Party shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or public warehouse where any Collateral is or may be located.

                 5.10 Further Assurances. Each Credit Party executing this Agreement agrees that it shall and shall cause each other Credit Party to, at such Credit Party's expense and upon request of Agent, duly execute and deliver, or cause to be duly executed and delivered, to Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Agent to carry out more effectually the provisions and purposes of this Agreement or any other Loan Document.

                 5.11 OEM Contracts and Accreditations. Each Credit Party executing and delivering this Agreement shall substantially comply with each OEM Contract to which it is a party. Each Credit Party shall exert its best efforts to cause the renewal of each such OEM Contract and each OEM Accreditation upon its expiration, on such terms and are not less favorable to the Credit Parties as those governing the OEM Contract or OEM Accreditation subject to such expiration.

                 5.12 Tessco Liquidation. Borrower shall promptly notify Agent of all material developments relating to the Tessco Liquidation, and promptly provide Agent with complete copies of any and all documents, instruments, agreements governing such transaction. Borrower shall promptly provide to Agent all Collateral Documents, Litigation Collateral Documents, UCC financing statements and UCC financing statement amendments, and other documents, agreements, and instruments, as may be reasonably requested by Agent to evidence the continuation of Agent's liens and security interests in the property subject to such transaction with the same priority as such liens and security interests had immediately prior to such transaction, together with such additional operational, financial and legal information as Agent may reasonably request in connection with such transaction. Borrower agrees to complete the Tessco Liquidation on or before June 30, 1998.

6.       NEGATIVE COVENANTS

                 Each Credit Party executing this Agreement jointly and severally agrees as to all Credit Parties that, without the prior written consent of Agent and the Requisite Lenders, from and after the date hereof until the Termination Date:

                 6.1 Mergers, Subsidiaries, Etc. No Credit Party shall directly or indirectly, by operation of law or otherwise, (a) form or acquire any Subsidiary, or (b) merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with or acquire, any Person, other than (i) the Tessco Liquidation (provided, that no Default or Event of Default exists and is continuing at the time of such Tessco Liquidation, or would result therefrom and such transaction shall be effected in compliance with all applicable laws) and (ii) the merger of wholly-owned Subsidiaries into Borrower or other wholly-owned Subsidiaries.

                 6.2 Investments; Loans and Advances. Except as set forth on Disclosure Schedule (6.2) otherwise expressly permitted by this Section 6, no Credit Party shall make or permit to exist any investment in, or make, accrue or permit to exist loans or advances of money to, any Person, through the direct or indirect lending of money, holding of securities or otherwise, except (a) that Borrower may hold investments comprised of notes payable, or stock or other securities issued by Account Debtors to Borrower pursuant to negotiated agreements with respect to settlement of such Account Debtor's Accounts in the ordinary course of business, so long as the aggregate amount of such Accounts so settled by Borrower does not exceed $100,000; (b) that each Credit Party may maintain its existing investments in its Subsidiaries as of the Closing Date; (c) investments in the form of loans, permitted under Section 6.4(b) and intercompany advances and investments permitted under Section 6.3, and (d) for other investments not exceeding $50,000 in the aggregate at any time outstanding.

                 6.3 Indebtedness. (a) No Credit Party shall create, incur, assume or permit to exist any Indebtedness, except (without duplication)
(i) Indebtedness secured by purchase money security interests permitted in clause (c) of Section 6.7, (ii) the Loans and the other Obligations, (iii) deferred taxes, (iv) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law, (v) existing Indebtedness described in Disclosure Schedule (6.3) to Persons which are not Affiliates and refinancings thereof or amendments or modifications thereto which do not have the effect of increasing the principal amount thereof or changing the amortization thereof (other than to extend the same) and which are otherwise on terms and conditions no less favorable to any Credit Party, Agent or any Lender, as determined by Agent, than the terms of the Indebtedness being refinanced, amended or modified, (vi) Subordinated Debt satisfying the conditions described in Section 2.2(b) and provided that the proceeds thereof are used solely to satisfy that portion of the Net Litigation Liability which exceeds $3,000,000, (vii) Borrower may assume the Indebtedness of Tessco upon the consummation of the Tessco Liquidation in compliance with Section 6.1, and (viii) Indebtedness of Tessco owing to Borrower existing on the Closing Date as described in Disclosure Schedule (6.3), and additional Indebtedness in connection with the ongoing business between Tessco and Borrower and in connection with the Tessco Liquidation consisting of intercompany loans and advances made after the Closing Date by Borrower to Tessco or Tessco to Borrower, provided that (A) Borrower and Tessco shall have executed and delivered to each other, on the Closing Date, a demand note (the "Intercompany Note") to evidence all such intercompany Indebtedness owing at any time to one another (including all existing intercompany Indebtedness owing on the Closing Date), which Intercompany Note shall be in form and substance satisfactory to Agent and shall be pledged and delivered to Agent pursuant to the Collateral Agreements executed by Borrower and Tessco and as additional collateral security for the Obligations (including the Litigation Obligations); (B) Borrower and Tessco shall record all intercompany transactions on its books and records in a manner satisfactory to Agent; (C) the obligations of Borrower and Tessco under such Intercompany Note shall be subordinated to the Obligations of Borrower hereunder and the obligations of Tessco under its Loan Documents in a manner satisfactory to Agent; (D) at the time any such intercompany loan or advance is made by Borrower to Tessco or Tessco to Borrower, and after giving effect thereto, Borrower shall be Solvent; (E) no Default or Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan; and (F) in the case of any intercompany Indebtedness arising as a result of Borrower making a loan or advance, Borrower shall have Net Borrowing Availability of not less than $500,000 after giving effect to such intercompany loan.

                 (b) No Credit Party shall, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness, other than (i) the Obligations, (ii) Indebtedness secured by a Permitted Encumbrance if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance with Sections 6.8(b) or (c), (iii) intercompany Indebtedness permitted under Section 6.3 and (iv) other Indebtedness (excluding Subordinated
Debt) not in excess of $500,000.

                 6.4      Employee Loans and Affiliate Transactions.

                 (a)      Except as otherwise expressly permitted in this
Section 6.4 with respect to Affiliates, no Credit Party shall enter into or be a party to any transaction with any other Credit Party or any Affiliate thereof except in the ordinary course of and pursuant to the reasonable requirements of such Credit Party's business and upon fair and reasonable terms that are no less favorable to such Credit Party than would be obtained in a comparable arm's length transaction with a Person not an Affiliate of such Credit Party; provided, however, that nothing in this Section shall prohibit the consummation of the Tessco Liquidation in compliance with Section 6.1 or the sale of goods for value of Borrower to Tessco and Tessco to Borrower. In addition, if any such transaction or series of related transactions other than as part of the Tessco Liquidation involves payments in excess of $100,000, the terms of these transactions must be disclosed in advance to Agent and Lenders. All such transactions existing as of the date hereof are described on Disclosure Schedule (6.4).

                 (b) No Credit Party shall enter into any lending or borrowing transaction with any employees of any Credit Party after the Closing Date, except (i) loans to their respective employees on an arm's-length basis in the ordinary course of business consistent with past practices for travel expenses, relocation costs and similar purposes and (ii) stock option financing up to a maximum of $25,000 to any employee and up to a maximum of $100,000 in the aggregate at any one time outstanding.

                 6.5      Capital Structure and Business.  No Credit Party
                   shall:

                 (a) make any changes in any of its business objectives, purposes or operations which could in any way adversely affect the repayment of the Loans or any of the other Obligations or could have or result in a Material Adverse Effect;

                 (b) make any change in its capital structure as described on Disclosure Schedule (3.8), including the issuance of any shares of Stock, warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock, except that (i) Borrower may make a Qualified Public Offering of its Common Stock so long as (A) the proceeds thereof are applied in prepayment of the Obligations as required by Section 1.3(b)(ii), and
(B) no Change of Control occurs after giving effect thereto, (ii) Borrower may issue additional shares of its capital stock, pursuant to an exercise of the GECC Warrants, (iii) Borrower may issue capital stock and Subordinated Debt to the extent necessary to satisfy the portion of Net Litigation Liability, if any, which exceeds $3,000,000 as provided in Section 2.2(b), (iv) Borrower may increase the number of authorized shares of its Common Stock, (v) Borrower may issue the Management Options and, upon their exercise, issue shares of its capital stock in accordance with their terms, (vi) Borrower and Tessco may effect the Tessco Liquidation and mergers of Subsidiaries in compliance with
Section 6.1, (vii) Borrower may issue additional shares of its capital stock upon the exercise of Series A Warrants, and payment-in-kind dividends, in accordance with the terms and conditions of the Series A Preferred Stock Documents, and (viii) Borrower may issue the "Litigation Warrants" in accordance with the terms and conditions of the Series A Preferred Stock Documents;

                 (c) amend its charter (including any certificate of designation with respect to preferred stock) or bylaws in a manner which would adversely affect Agent or Lenders or such Credit Party's duty or ability to repay the Obligations other than, in the case of Borrower, to increase the number of authorized shares of its Common Stock; or

                 (d) engage in any business other than the businesses currently engaged in by it or businesses reasonably related thereto.

                 6.6 Guaranteed Indebtedness. No Credit Party shall create, incur, assume or permit to exist any Guaranteed Indebtedness except (a) by endorsement of instruments or items of payment for deposit to the general account of any Credit Party, (b) Guaranteed Indebtedness





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

with respect to the Obligations and (c) for Guaranteed Indebtedness incurred for the benefit of any other Credit Party if the primary obligation is expressly permitted by this Agreement.

                 6.7 Liens. No Credit Party shall create, incur, assume or permit to exist any Lien on or with respect to its Accounts or any of its other properties or assets (whether now owned or hereafter acquired) except for
(a) Permitted Encumbrances; (b) Liens in existence on the date hereof and summarized on Disclosure Schedule (6.7); (c) Liens created after the date hereof by conditional sale or other title retention agreements (including Capital Leases) or in connection with purchase money Indebtedness with respect to Equipment and Fixtures acquired by any Credit Party in the ordinary course of business, involving the incurrence of an aggregate amount of purchase money Indebtedness and Capital Lease Obligations of not more than $100,000 outstanding at any one time for all such Liens (provided that such Liens attach only to the assets subject to such purchase money debt and such Indebtedness is incurred within twenty (20) days following such purchase and does not exceed 100% of the purchase price of the subject assets); and (d) other Liens securing Indebtedness not exceeding $100,000 in the aggregate at any time outstanding, so long as such Liens do not attach to any Accounts or Inventory. In addition, no Credit Party shall become a party to any agreement, note, indenture or instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of Agent, on behalf of itself and Lenders, as additional collateral for the Obligations, except operating leases, Capital Leases or Licenses which prohibit Liens upon the assets that are subject thereto.

                 6.8 Sale of Stock and Assets. No Credit Party shall sell, transfer, convey, assign or otherwise dispose of any of its properties or other assets, including its capital Stock or the capital Stock of any of its Subsidiaries (whether in a public or a private offering, except as permitted under Section 6.5(b)) or otherwise or any of their Accounts, other than (a) the sale of Inventory in the ordinary course of business, (b) the sale, transfer, conveyance or other disposition of Equipment, Fixtures or Real Estate that are obsolete or no longer used or useful in such Credit Party's business and having a value not exceeding $50,000 in any single transaction or $100,000 in the aggregate in any Fiscal Year, and (c) the sale, transfer, conveyance or other disposition of other Equipment and Fixtures having a value not exceeding $50,000 in any single transaction or $100,000 in the aggregate in any Fiscal Year; provided, however, if any sale, transfer, conveyance or other disposition under clause (b) or (c) above involves property having a value in excess of $25,000 for any single transaction, or if all such sales, transfers, conveyances and other dispositions under clause (b) or (c) involve property having an aggregate value in excess of $50,000 for any Fiscal Year, then Borrower shall make prepayments of the Obligations in accordance with Section 1.3(b)(ii) in amounts equal to all of the proceeds of such sales, transfers, conveyances or other dispositions. With respect to any disposition of assets or other properties permitted pursuant to clause (b) and clause (c) above, Agent agrees on reasonable prior written notice to release its Lien on such assets or other properties in order to permit the applicable Credit Party to effect such disposition and shall execute and deliver to Borrower, at Borrower's expense, appropriate UCC-3 termination statements and other releases as reasonably requested by Borrower.

                 6.9 ERISA. No Credit Party shall, or shall cause or permit any ERISA Affiliate to, cause or permit to occur an event which could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

                 6.10 Financial Covenants. Borrower shall not breach or fail to comply with any of the Financial Covenants (the "Financial Covenants") set forth in Annex G.

                 6.11     Hazardous Materials.   No Credit Party shall cause or
permit a Release of any Hazardous Material on, at, in, under, above, to, from or about any of the Real Estate where such Release would (a) violate in any respect, or form the basis for any Environmental Liabilities of the Credit Parties under, any Environmental Laws or Environmental Permits or (b) otherwise adversely impact the value or marketability of any of the Real Estate or any of the Collateral, other than such violations or impacts which could not reasonably be expected to have a Material Adverse Effect.

                 6.12 Sale-Leasebacks. No Credit Party shall engage in any sale-leaseback, synthetic lease or similar transaction involving any of its assets.

                 6.13 Cancellation of Indebtedness. No Credit Party shall cancel any claim or debt owing to it, except for reasonable consideration negotiated on an arm's-length basis and (except with respect to the California Award) in the ordinary course of its business consistent with past practices.

                 6.14 Restricted Payments. No Credit Party shall make any Restricted Payment, except (a) intercompany loans and advances between Borrower and Tessco permitted by Section 6.3 above, (b) dividends and distributions by Subsidiaries of Borrower paid to Borrower, (c) employee loans permitted under
Section 6.4(b) above, (d) payments of scheduled and accrued dividends (and not any liquidating dividends or any redemption or repurchase payments) to holders of Series A Preferred Stock pursuant to the terms and conditions of the Series A Preferred Stock Documents, (e) cash payments for fractional shares upon the exercise of GECC Warrants or Series A Warrants and (f) scheduled payments of interest on Subordinated Debt permitted under Section 6.3, provided that (i) no Default or Event of Default shall have occurred and be continuing or would result after giving effect to each payment pursuant to clauses (d) and (f) above, and (ii) Borrower shall have Net Borrowing Availability of at least $1,000,000 after giving effect to each payment pursuant to clauses (d) and (f) above.

                 6.15 Change of Corporate Name or Location; Change of Fiscal Year. No Credit Party shall (a) change its corporate name, or (b) change its chief executive office, principal place of business, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral, in any case without at least thirty (30) days prior written notice to Agent and after Agent's written acknowledgment that any reasonable action requested by Agent in connection therewith, including to continue the perfection of any Liens in favor of Agent, on behalf of Lenders, in any Collateral, has been





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completed or taken, and provided that any such new location shall be in the continental United States. Without limiting the foregoing, no Credit Party shall change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the Code or any other then applicable provision of the Code except upon prior written notice to Agent and Lenders and after Agent's written acknowledgment that any reasonable action requested by Agent in connection therewith, including to continue the perfection of any Liens in favor of Agent, on behalf of Lenders, in any Collateral, has been completed or taken. No Credit Party shall change its Fiscal Year.

                 6.16 No Impairment of Intercompany Transfers. No Credit Party shall directly or indirectly enter into or become bound by any agreement, instrument, indenture or other obligation (other than this Agreement and the other Loan Documents) which could directly or indirectly restrict, prohibit or require the consent of any Person with respect to the payment of dividends or distributions or the making or repayment of intercompany loans by a Subsidiary of Borrower to Borrower or between such Subsidiaries.

                 6.17 No Speculative Transactions. No Credit Party shall engage in any transaction involving commodity options, futures contracts or similar transactions, except solely to hedge against fluctuations in the prices of commodities owned or purchased by it and the values of foreign currencies receivable or payable by it and interest swaps, caps or collars.

                 6.18 Changes Relating to Preferred Stock and Subordinated Debt. No Credit Party shall change or amend the terms of any of the Series A Preferred Stock Documents, the Series B Preferred Stock Documents or any Subordinated Debt (or any indenture or agreement in connection therewith).

7.       TERM

                 7.1 Termination. The financing arrangements contemplated hereby shall be in effect until the Commitment Termination Date, and the Loans and all other Obligations shall be automatically due and payable in full on such date.

                 7.2 Survival of Obligations Upon Termination of Financing Arrangements. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Credit Parties or the rights of Agent and Lenders relating to any unpaid portion of the Loans or any other Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Commitment Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Credit Parties, and all rights of Agent and each Lender, all





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as contained in the Loan Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided however, that in all events the provisions of Section 11, the payment obligations under Sections 1.13, 1.15 and 1.16, and the indemnities contained in the Loan Documents shall survive the Termination Date.

8.       EVENTS OF DEFAULT; RIGHTS AND REMEDIES

                 8.1 Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

                 (a) Borrower (i) fails to make any payment of principal of, or interest on, or Fees owing in respect of, the Loans or any of the other Obligations when due and payable, or (ii) fails to pay or reimburse Agent or Lenders for any expense reimbursable hereunder or under any other Loan Document within ten (10) days following the date such payment is due hereunder or thereunder.

                 (b) Any Credit Party shall fail or neglect to perform, keep or observe any of the provisions of Sections 1.4, 1.8, 5.4 or 6, or any of the provisions set forth in Annexes C, F or G, respectively.

                 (c) Borrower shall fail or neglect to perform, keep or observe any of the provisions of Section 4 or any provisions set forth in Annex E, and the same shall remain unremedied for three (3) Business Days or more.

                 (d) Any Credit Party shall fail or neglect to perform, keep or observe any other provision of this Agreement or of any of the other Loan Documents (other than any provision embodied in or covered by any other clause of this Section 8.1) and the same shall remain unremedied for twenty-five (25) days or more.

                 (e) A default or breach shall occur under any other agreement, document or instrument to which any Credit Party is a party which is not cured within any applicable grace period, and such default or breach (i) involves the failure to make any payment when due in respect of any Indebtedness (other than the Obligations) of any Credit Party having an aggregate outstanding principal balance in excess of $250,000 in the aggregate, or (ii) causes, or permits any holder of such Indebtedness or a trustee to cause, such Indebtedness, or any portion thereof in excess of $250,000 in the aggregate, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, regardless of whether such default is waived, or such right is exercised, by such holder or trustee.

                 (f) Any information contained in any Borrowing Base Certificate is untrue or incorrect in any material respect, or any representation or warranty herein or in any Loan Document or in any written statement, report, financial statement or certificate (other than a





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

Borrowing Base Certificate) made or delivered to Agent or any Lender by any Credit Party is untrue or incorrect in any material respect as of the date when made or deemed made.

                 (g) Assets of any Credit Party with a fair market value of $25,000 or more shall be seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of any Credit Party and such condition continues for thirty (30) days or more.

                 (h) A case or proceeding shall have been commenced against the Series B Pledgor, either Pegasus Fund or any Credit Party seeking a decree or order in respect of such Person (i) under Title 11 of the United States Code, as now constituted or hereafter amended or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or of any substantial part of any such Person's assets, or (iii) ordering the winding-up or liquidation of the affairs of any such Person, and such case or proceeding shall remain undismissed or unstayed for sixty (60) days or more or such court shall enter a decree or order granting the relief sought in such case or proceeding.1

                 (i) The Series B Pledgor, either Pegasus Fund or any Credit Party (i) shall file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) shall fail to contest in a timely and appropriate manner or shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any such Person or of any substantial part of any such Person's assets, (iii) shall make an assignment for the benefit of creditors, (iv) shall take any corporate action in furtherance of any of the foregoing; or (v) shall admit in writing its inability to, or shall be generally unable to, pay its debts as such debts become due.

                 (j) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate at any time outstanding shall be rendered against any Credit Party (excluding the Lower Court Judgment or the Final Judgment, but including any other judgment with respect to the DEI Litigation) and the same shall not, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed or bonded pending appeal, or shall not have been discharged prior to the expiration of any such stay.

                 (k) The Lower Court Judgment, Final Judgment and/or any other judgment with respect to the DEI Litigation shall have been entered or determined and the sum of the amount of Borrower's and each Credit Parties' liability with respect thereto and the aggregate amount of accrued and unpaid expenses (including, without limitation, legal fees) incurred by the





__________________________________

1Confirm that no default exists at closing with respect to foreign subsidiaries.

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

Credit Parties with respect to the DEI Litigation as of the date of such entry or determination, exceeds $12,000,000 (provided, however, that such sum shall not include such expenses to the extent that, as of any date of determination hereof, the Net Borrowing Base Availability minus the Letter of Credit Obligations and minus such expenses exceeds $500,000); or the Lower Court Judgment shall have been entered and the conditions described in Section 2.3(I) shall have not been satisfied by the time specified in Section 2.3(I)(c) or, as of such time, either the Bond shall not have been approved by the Lower Court or issued as contemplated by Section 2.3 or the conditions precedent to the issuance of the Litigation L/C shall not have been otherwise satisfied; or the Final Judgment shall have been entered or otherwise determined and the conditions described in Section 2.2 shall have not been satisfied by the time specified in Section 2.2(c) or, as of such time, the conditions precedent to the making of Term Loan B shall not have been otherwise satisfied and the conditions described in Section 2.3(II) shall have not been satisfied by the time specified in Section 2.3(II)(c) or, as of such time, the conditions precedent to the making of Term Loan C directly shall not have been otherwise satisfied; or any Lien (including, without limitation, any judicial or judgment lien) securing, arising as a result of or otherwise relating to the Lower Court Judgment, the Final Judgment or any other judgment or claim against any of the Credit Parties with respect to the DEI Litigation shall have been created, attached or perfected under applicable law and procedure.

                 (l) Any material provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (or the Series B Pledgor, either Pegasus Fund or any Credit Party shall challenge the enforceability of, or revoke or attempt to revoke, any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any security interest created under any Loan Document shall cease to be a valid and perfected first priority security interest or Lien (except as otherwise permitted herein or therein) in any of the Collateral or Litigation Collateral purported to be covered thereby.

                 (m)      Any Change of Control shall occur.

                 (n) Any event shall occur, whether or not insured or insurable, as a result of which revenue-producing activities cease or are substantially curtailed at any facility of Borrower or any of its Subsidiaries generating more than 10% of Borrower's consolidated revenues for the Fiscal Year preceding such event and such cessation or curtailment continues for more than thirty (30) days; provided, however, that no Event of Default shall exist under this clause (m) solely as a result of the physical relocation of Tessco's Georgetown, Texas location to one or more of Borrower's facility locations in connection with the Tessco Liquidation.

                 8.2 Remedies. (a) If any Event of Default shall have occurred and be continuing, Agent may (and at the written request of the Requisite Revolving Lenders shall), without notice, suspend this facility with respect to further Advances and/or the incurrence of further Letter of Credit Obligations or Litigation L/C Obligations whereupon any further





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Advances and Letter of Credit Obligations or Litigation L/C Obligations shall be made or extended in Agent's sole discretion (or in the sole discretion of the Requisite Revolving Lenders, if such suspension occurred at their direction) so long as such Event of Default is continuing. If any Event of Default shall have occurred and be continuing, Agent may (and at the written request of Requisite Lenders shall), without notice except as otherwise expressly provided herein, increase the rate of interest applicable to the Loans and the Letter of Credit Fees to the Default Rate.

                 (b) If any Event of Default shall have occurred and be continuing, Agent may (and at the written request of the Requisite Lenders shall), without notice, (i) terminate this facility with respect to further Advances or the incurrence of further Letter of Credit Obligations or Litigation L/C Obligations; (ii) declare all or any portion of the Obligations, including all or any portion of any Loan, to be thereupon due and payable, and require that the Letter of Credit Obligations and Litigation L/C Obligations be cash collateralized as provided in Annex B or the Litigation L/C Agreement, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower and each other Credit Party; and (iii) exercise any rights and remedies provided to Agent under the Loan Documents and/or at law or equity, including all remedies provided under the Code; provided, however, that upon the occurrence of an Event of Default specified in Sections 8.1, (h) or (i), all of the Obligations, including the aggregate Revolving Loan, shall become immediately due and payable without declaration, notice or demand by any Person, and the Commitments shall be thereupon terminated.

                 8.3 Waivers by Credit Parties. Except as otherwise provided for in this Agreement or by applicable law, each Credit Party waives:
(a) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agent on which any Credit Party may in any way be liable, and hereby ratifies and confirms whatever Agent may do in this regard, (b) all rights to notice and a hearing prior to Agent's taking possession or control of, or to Agent's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Agent to exercise any of its remedies, and (c) the benefit of all valuation, appraisal, marshaling and exemption laws.

9.       ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT

                 9.1 Assignment and Participations. (a) The Credit Parties signatory hereto consent to any Lender's assignment of, and/or sale of participations in, at any time or times, the Loan Documents, Loans, Letter of Credit Obligations, Litigation L/C Obligations and any Commitment or of any portion thereof or interest therein, including any Lender's rights, title, interests, remedies, powers or duties thereunder, whether evidenced by a writing or not. Any assignment by a Lender shall (i) require the consent of Agent (which shall not be unreasonably





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withheld or delayed) and the execution of an assignment agreement (an
"Assignment Agreement") substantially in the form attached hereto as Exhibit 9.1(a) and otherwise in form and substance satisfactory to, and acknowledged by, Agent; (ii) be conditioned on such assignee Lender representing to the assigning Lender and Agent that it is purchasing the applicable Loans to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof; (iii) if a partial assignment, be in an amount at least equal to $5,000,000 and, after giving effect to any such partial assignment, the assigning Lender shall have retained Commitments in an amount at least equal to $5,000,000; and (iv) include a payment to Agent by such assigning Lender of an assignment fee of $3,500. In the case of an assignment by a Lender under this Section 9.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were a Lender hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Commitments or assigned portion thereof from and after the date of such assignment. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a "Lender". In all instances, each Lender's liability to make Loans hereunder shall be several and not joint and shall be limited to such Lender's Pro Rata Share of the applicable Commitment. In the event Agent or any Lender assigns or otherwise transfers all or any part of a Note, Agent or any such Lender shall so notify Borrower and Borrower shall, upon the request of Agent or such Lender, execute new Notes in exchange for the Notes being assigned. Notwithstanding the foregoing provisions of this Section 9.1(a), any Lender may at any time pledge or assign all or any portion of such Lender's rights under this Agreement and the other Loan Documents to a Federal Reserve Bank; provided, however, that no such pledge or assignment shall release such Lender from such Lender's obligations hereunder or under any other Loan Document.

                 (b) Any participation by a Lender of all or any part of its Commitments shall be in an amount at least equal to $5,000,000, and with the understanding that all amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participation, and that the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except actions directly affecting
(i) any reduction in the principal amount of, or interest rate or Fees payable with respect to, any Loan in which such holder participates, (ii) any extension of the scheduled amortization of the principal amount of any Loan in which such holder participates or the final maturity date thereof, and (iii) any release of all or substantially all of the Collateral (other than in accordance with the terms of this Agreement, the Collateral Documents or the other Loan Documents). Solely for purposes of Sections 1.13, 1.15, 1.16 and 9.8, Borrower acknowledges and agrees that a participation shall give rise to a direct obligation of Borrower to the participant and the participant shall be considered to be a "Lender". Except as set forth in the preceding sentence neither Borrower nor any Credit Party shall have any obligation or duty to any participant. Neither Agent nor any Lender (other than the Lender selling a participation) shall have any duty to any participant and may continue to deal solely with the Lender selling a participation as if no such sale had occurred.





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                 (c)      Except as expressly provided in this Section 9.1, no
Lender shall, as between Borrower and that Lender, or Agent and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender.

                 (d) Each Credit Party executing this Agreement shall assist any Lender permitted to sell assignments or participations under this
Section 9.1 as reasonably required to enable the assigning or selling Lender to effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested and, if requested by Agent, the preparation of informational materials for, and the participation of management in meetings with, potential assignees or participants. Each Credit Party executing this Agreement shall certify the correctness, completeness and accuracy of all descriptions of the Credit Parties and their affairs contained in any selling materials provided by them and all other information provided by them and included in such materials, except that any Projections delivered by Borrower shall only be certified by Borrower as having been prepared by Borrower in compliance with the representations contained in Section 3.4(c).

                 (e) A Lender may furnish any information concerning Borrower in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants). Each Lender shall obtain from assignees or participants confidentiality covenants substantially equivalent to those contained in Section 11.8.

                 (f) So long as no Event of Default shall have occurred and be continuing, no Lender shall assign or sell participations in any portion of its Loans or Commitments to a potential Lender or participant, if, as of the date of the proposed assignment or sale, the assignee Lender or participant would be subject to capital adequacy or similar requirements under Section 1.16(a), increased costs under Section 1.16(b), an inability to fund LIBOR Loans under Section 1.16(c), or withholding taxes in accordance with Section 1.16(d).

                 9.2 Appointment of Agent. GE Capital is hereby appointed to act on behalf of all Lenders as Agent under this Agreement and the other Loan Documents. The provisions of this Section 9.2 are solely for the benefit of Agent and Lenders and no Credit Party nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, and, notwithstanding the use of the term "Agent", Agent shall act solely as an independent contractor and contractual representative of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency, trust or other fiduciary with or for any Lender, Credit Party or any other Person. Agent shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. The duties of Agent shall be mechanical and administrative in nature and Agent shall not have, or be deemed to have, by reason of this Agreement, any other Loan Document or otherwise a fiduciary relationship in respect of any Lender. Neither Agent nor any of its Affiliates nor any of their respective officers, directors, employees, agents, attorneys or representatives shall be liable to





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any Lender for any action taken or omitted to be taken by it hereunder or under any other Loan Document, or in connection herewith or therewith, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                 If Agent shall request instructions from Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders, as the case may be, and Agent shall not incur liability to any Person by reason of so refraining. Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (a) if such action would, in the opinion of Agent, be contrary to law or the terms of this Agreement or any other Loan Document, (b) if such action would, in the opinion of Agent, expose Agent to Environmental Liabilities or (c) if Agent shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders, as applicable.

                 9.3 Agent's Reliance, Etc. Neither Agent nor any of its Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limitation of the generality of the foregoing, Agent: (a) may treat the payee of any Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to Agent; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Credit Party or to inspect the Collateral (including the books and records) of any Credit Party;
(e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto or the perfection, priority, enforceability or unavoidability of any of the Liens securing the Obligations; and (f) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing





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(which may be by telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.





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                 9.4      GE Capital and Affiliates.  With respect to its
Commitments hereunder, GE Capital shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include GE Capital in its individual capacity. GE Capital and its Affiliates may lend money to, invest in, and generally engage in any kind of business with, any Credit Party, any of their Affiliates and any Person who may do business with or own securities of any Credit Party or any such Affiliate, all as if GE Capital were not Agent and without any duty to account therefor to Lenders. GE Capital and its Affiliates may accept fees and other consideration from any Credit Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders. GE Capital has also received warrants from Borrower and is an investor in each of the Pegasus Funds. Each Lender acknowledges the potential conflict of interest between GE Capital as a Lender holding disproportionate interests in the Loans, GE Capital as a stockholder or warrant holder of Borrower, GE Capital as an investor in each of the Pegasus Funds and GE Capital as Agent.

                 9.5 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender and based on the Financial Statements referred to in Section 3.4(a) and such other documents and information as it has deemed appropriate, made its own credit and financial analysis of the Credit Parties and its own decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Each Lender acknowledges the potential conflict of interest of each other Lender as a result of Lenders holding disproportionate interests in the Loans, and expressly consents to, and waives any claim based upon, such conflict of interest.

                 9.6 Indemnification. Lenders agree to indemnify Agent (to the extent not reimbursed by the Credit Parties and without limiting the obligations of the Credit Parties hereunder), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by Agent in connection therewith; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from Agent's gross negligence or wilful misconduct as finally determined by a court of competent jurisdiction. Without limiting the foregoing, each Lender agrees to reimburse Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and





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each other Loan Document, to the extent that Agent is not reimbursed for such expenses by the Credit Parties.

                 9.7 Successor Agent. Agent may resign at any time by giving not less than thirty (30) days' prior written notice thereof to Lenders and Borrower. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within 30 days after the resigning Agent's giving notice of resignation, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a Lender, if a Lender is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution is organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $300,000,000. If no successor Agent has been appointed pursuant to the foregoing, by the 30th day after the date such notice of resignation was given by the resigning Agent, such resignation shall become effective and the Requisite Lenders shall thereafter perform all the duties of Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor Agent as provided above. Any successor Agent appointed by Requisite Lenders hereunder shall be subject to the approval of Borrower, such approval not to be unreasonably withheld or delayed; provided that such approval shall not be required if a Default or an Event of Default shall have occurred and be continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the earlier of the acceptance of any appointment as Agent hereunder by a successor Agent or the effective date of the resigning Agent's resignation, the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favor of such resigning Agent shall continue. After any resigning Agent's resignation hereunder, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents. Agent may be removed at the written direction of the holders (other than Agent) of two-thirds or more of the Commitments (excluding Agent's Commitment); provided that in so doing, such Lenders shall be deemed to have waived and released any and all claims they may have against Agent.

                 9.8 Setoff and Sharing of Payments. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender and each holder of any Note is hereby authorized at any time or from time to time, without notice to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of any Credit Party (regardless of whether such balances are then due to such Credit Party) and any other properties or assets any time held or owing by that Lender or that holder to or for the credit or for the account of the Credit Parties against and on account of any of the Obligations which are not paid when due. Any Lender or holder of any Note exercising a right to set off or





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otherwise receiving any payment on account of the Obligations in excess of its
Pro Rata Share thereof shall purchase for cash (and the other Lenders or holders shall sell) such participations in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so set off or otherwise received with each other Lender or holder in accordance with their respective Pro Rata Shares. Each Lender's obligation under this Section 9.8 shall be in addition to and not limitation of its obligations to purchase a participation in an amount equal to its Pro Rata Share of the Swing Line Loans under Section 1.1. Each Credit Party agrees, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such amount so set off to other Lenders and holders and (b) any Lender or holders so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of the Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the set-off amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of set-off, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.

                 9.9 Advances; Payments; Non-Funding Lenders; Information; Actions in Concert.

                 (a) Advances; Payments. (i) Revolving Lenders shall refund or participate in the Swing Line Loan in accordance with clauses (iii) and (iv) of Section 1.1(e). Agent shall notify Revolving Lenders, promptly after receipt of a Notice of Revolving Credit Advance and in any event prior to 1:00 p.m. (New York time) on the date such Notice of Revolving Advance is received, by telecopy, telephone or other similar form of transmission. Each Revolving Lender shall make the amount of such Lender's Pro Rata Share of each Revolving Credit Advance available to Agent in same day funds by wire transfer to Agent's account as set forth in Annex H not later than 3:00 p.m. (New York time) on the requested funding date, in the case of an Index Rate Loan and not later than 11:00 a.m. (New York time) on the requested funding date in the case of a LIBOR Loan. After receipt of such wire transfers (or, in the Agent's sole discretion, before receipt of such wire transfers), subject to the terms hereof, Agent shall make the requested Revolving Credit Advance to the Borrower. All payments by each Revolving Lender shall be made without setoff, counterclaim or deduction of any kind.

                 (ii) Agent shall notify Term Lenders promptly after receipt of a Notice of Term Loan B Advance or promptly upon its receipt of notice of a payment by the L/C Issuer under the Litigation L/C, and in any event prior to 1:00 p.m. (New York time) on the date a Notice of Term Loan B Advance is received or, in the case of a notice of payment under the Litigation L/C prior to 1:00 p.m. on the Business Day next following the date of Agent's receipt of such notice. Any such notification to Term Lenders shall be by telecopy, telephone or other similar form of transmission. Each Term Lender shall make the amount of such Lender's Pro Rata Share of the Term Loan B or payment under the Litigation L/C available to Agent in same day funds by wire





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transfer to Agent's account as set forth in Annex H not later than 3:00 p.m.
(New York time) on the Term Loan B Funding Date in the case of Term Loan B if requested as an Index Rate Loan, not later than 11:00 a.m. (New York time) on the Term Loan B Funding Date in the case of Term Loan B if requested as a LIBOR Loan or, not later than 3:00 p.m. (New York time) on the Business Day next following the date of Agent's receipt of notice of such payment in the case of a payment with respect to the Litigation L/C. In the case of Term Loan B, after receipt of such wire transfers (or, in Agent's sole discretion, before receipt of such wire transfers), subject to the terms hereof, Agent shall make the Term Loan B available to Borrower. All payments by each Term Lender shall be made without setoff, counterclaim or deduction of any kind.

                 (iii) On the second (2nd) Business Day of each calendar week or more frequently as aggregate cumulative payments in excess of $2,000,000 are received with respect to the Loans (other than the Swing Line
Loan) (each, a "Settlement Date"), Agent will advise each Lender by telephone, or telecopy of the amount of such Lender's Pro Rata Share of principal, interest and Fees paid for the benefit of Lenders with respect to each applicable Loan. Provided that such Lender has made all payments required to be made by it and has purchased all participations required to be purchased by it under this Agreement and the other Loan Documents as of such Settlement Date, Agent will pay to each Lender such Lender's Pro Rata Share of principal, interest and Fees paid by Borrower since the previous Settlement Date for the benefit of that Lender on the Loans held by it. Such payments shall be made by wire transfer to such Lender's account (as specified by such Lender in Annex H or the applicable Assignment Agreement) not later than 1:00 p.m. (Chicago time) on the next Business Day following each Settlement Date.

                 (b) Availability of Lender's Pro Rata Share. Agent may assume that each Revolving Lender will make its Pro Rata Share of each Revolving Credit Advance available to Agent on each funding date and that each Term Lender will make its Pro Rata Share of Term Loan B on the Term Loan B Funding Date. If such Pro Rata Share is not, in fact, paid to Agent by such Lender when due, Agent will be entitled to recover such amount on demand from such Lender without set-off, counterclaim or deduction of any kind. If any Lender fails to pay the amount of such Pro Rata Share of any Revolving Credit Advance, or if any Term Lender fails to pay the amount of its Pro Rata Share of any payment under the Litigation L/C when due, forthwith upon Agent's demand, Agent shall promptly notify Borrower and Borrower shall immediately repay such amount to Agent. Nothing in this Section 9.9(b) or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder. To the extent that Agent advances funds to Borrower on behalf of any Lender and is not reimbursed therefor on the same Business Day as such Advance is made, Agent shall be entitled to retain for its account all interest accrued on such Advance until reimbursed by the applicable Lender.





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                 (c)      Return of Payments.      (i)  If Agent pays an amount
to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrower and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without set-off, counterclaim or deduction of any kind.

                 (ii) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

                 (d) Non-Funding Lenders. The failure of any Lender (such Lender, a "Non-Funding Lender") to make any Revolving Credit Advance, to purchase any participation in any Swing Line Loan to be made or purchased by it on the date specified therefor, to make its Term Loan B, or to pay its Pro Rata Share of any payment under the Litigation L/C, shall not relieve any other Lender (each such other Lender, an "Other Lender") of its obligations to make such Advance, purchase such participation on such date, make such Term Loan B or to make such payment with respect to the Litigation L/C payment, but neither any Other Lender nor Agent shall be responsible for the failure of any Non-Funding Lender to make an Advance to be made, or to purchase a participation to be purchased, by such Non-Funding Lender, and no Non-Funding Lender shall have any obligation to Agent or any Other Lender for the failure by such Non-Funding Lender. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender", a "Revolving Lender" or a "Term Lender" (or be included in the calculation of "Requisite Lenders", "Requisite Revolving Lenders" or "Supermajority Revolving Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document.

                 (e) Dissemination of Information. Agent will use reasonable efforts to provide Lenders with any notice of Default or Event of Default received by Agent from, or delivered by Agent to, any Credit Party, with notice of any Event of Default of which Agent has actually become aware and with notice of any action taken by Agent following any Event of Default; provided, however, that Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable solely to Agent's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Lenders acknowledge that Borrower is required to provide Financial Statements and Collateral Reports to Lenders in accordance with Annexes E and F hereto and agree that Agent shall have no duty to provide the same to Lenders.





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                 (f)      Actions in Concert.  Anything in this Agreement to
the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (including exercising any rights of set-off) without first obtaining the prior written consent of Agent or Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Agent.

10.      SUCCESSORS AND ASSIGNS

                 10.1 Successors and Assigns. This Agreement and the other Loan Documents shall be binding on and shall inure to the benefit of each Credit Party, Agent, Lenders and their respective successors and assigns (including, in the case of any Credit Party, a debtor-in-possession on behalf of such Credit Party), except as otherwise provided herein or therein. No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the other Loan Documents without the prior express written consent of Agent and Requisite Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by any Credit Party without the prior express written consent of Agent and Requisite Lenders shall be void. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of each Credit Party, Agent and Lenders with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement or any of the other Loan Documents.

11.      MISCELLANEOUS

                 11.1 Complete Agreement; Modification of Agreement and Pegasus Litigation Guaranty. (a) The Loan Documents constitute the complete agreement between the parties with respect to the subject matter thereof and may not be modified, altered or amended except as set forth in Section 11.2 below. Any letter of interest, commitment letter, and/or fee letter (other than the GE Capital Fee Letter) and/or confidentiality agreement between any Credit Party and Agent or any Lender or any of their respective affiliates, predating this Agreement and relating to a financing of substantially similar form, purpose or effect shall be superseded by this Agreement.

                 (b) Without Borrower's prior written consent, Agent shall not enter into any written amendment to the Litigation Guaranty which expands or modifies the deliveries required pursuant to Section 3 hereof.

                 11.2 Amendments and Waivers. (a) Except for actions expressly permitted to be taken by Agent, no amendment, modification, termination or waiver of any provision of this Agreement or any of the Notes, or any consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and





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Borrower, and by Requisite Lenders, Requisite Revolving Lenders, Supermajority
Revolving Lenders or all affected Lenders, as applicable. Except as set forth in clauses (b) and (c) below, all such amendments, modifications, terminations or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.

                 (b) No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement which increases the percentage advance rates set forth in the definition of the Borrowing Base, or which makes less restrictive the nondiscretionary criteria for exclusion from Eligible Accounts and Eligible Inventory set forth in Sections 1.6 and 1.7, shall be effective unless the same shall be in writing and signed by Agent, Supermajority Revolving Lenders and Borrower. No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement which waives compliance with the conditions precedent set forth in
Section 2.2 to the making of any Loan or the incurrence of any Letter of Credit Obligations shall be effective unless the same shall be in writing and signed by Agent, Requisite Revolving Lenders and Borrower. Notwithstanding anything contained in this Agreement to the contrary, no waiver or consent with respect to any Default (if in connection therewith Agent or Requisite Revolving Lenders, as the case may be, have exercised its or their right to suspend the making or incurrence of further Advances or Letter of Credit Obligations pursuant to Section 8.2(a)) or any Event of Default shall be effective for purposes of the conditions precedent to the making of Loans or the incurrence of Letter of Credit Obligations set forth in Section 2.2 unless the same shall be in writing and signed by Agent, Requisite Revolving Lenders and Borrower.

                 (c) No amendment, modification, termination or waiver shall, unless in writing and signed by Agent and each Lender directly affected thereby, do any of the following: (i) increase the principal amount of any Lender's Commitment (which action shall be deemed to directly affect all Lenders); (ii) reduce the principal of, rate of interest on or Fees payable with respect to any Loan or Letter of Credit Obligations of any affected Lender; (iii) extend any scheduled payment date or final maturity date of the principal amount of any Loan of any affected Lender; (iv) waive, forgive, defer, extend or postpone any payment of interest or Fees as to any affected Lender; (v) release any Guaranty or, except as otherwise permitted herein or in the other Loan Documents, permit any Credit Party to sell or otherwise dispose of any Collateral with a value exceeding $5,000,000 in the aggregate (which action shall be deemed to directly affect all Lenders); (vi) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for Lenders or any of them to take any action hereunder; and (vii) amend or waive this Section 11.2 or the definitions of the terms "Requisite Lenders", "Requisite Revolving Lenders" or "Supermajority Revolving Lenders" insofar as such definitions affect the substance of this
Section 11.2. Furthermore, no amendment, modification, termination or waiver affecting the rights or duties of Agent under this Agreement or any other Loan Document shall be effective unless in writing and signed by Agent, in addition to Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for





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Agent to take additional Collateral pursuant to any Loan Document.  No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on any Credit Party in any case shall entitle such Credit Party or any other Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 11.2 shall be binding upon each holder of the Notes at the time outstanding and each future holder of the Notes.

                 (d) If, in connection with any proposed amendment, modification, waiver or termination (a "Proposed Change"):

                          (i) requiring the consent of all affected Lenders, the consent of Requisite Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described this clause (i) and in clauses (ii), (iii) and (iv) below being referred to as a "Non-Consenting Lender"), or

                          (ii) requiring the consent of Supermajority Revolving Lenders, the consent of Requisite Revolving Lenders is obtained, but the consent of Supermajority Revolving Lenders is not obtained, or

                          (iii) requiring the consent of Requisite Revolving Lenders, the consent of Revolving Lenders holding 51% or more of the aggregate Revolving Loan Commitments is obtained, but the consent of Requisite Revolving Lenders is not obtained, or

                          (iv) requiring the consent of Requisite Lenders, the consent of Lenders holding 51% or more of the aggregate Commitments is obtained, but the consent of Requisite Lenders is not obtained, then, so long as Agent is not a Non-Consenting Lender, at Borrower's request, Agent or a Person acceptable to Agent shall have the right with Agent's consent and in Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lenders, and such Non-Consenting Lenders agree that they shall, upon Agent's request, sell and assign to Agent or such Person, all of the Commitments of such Non-Consenting Lender for an amount equal to the principal balance of all Loans held by the Non-Consenting Lender and all accrued interest and Fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

                 (e) Upon indefeasible payment in full in cash and performance of all of the Obligations (other than indemnification Obligations under Section 1.13), termination of the Commitments and a release of all claims against Agent and Lenders, and so long as no suits, actions proceedings, or claims are pending or threatened against any Indemnified Person





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asserting any damages, losses or liabilities that are Indemnified Liabilities,
Agent shall deliver to Borrower termination statements, mortgage releases and other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Obligations.

                 11.3 Fees and Expenses. Borrower shall reimburse Agent for all reasonable out-of-pocket expenses incurred in connection with the preparation of the Loan Documents (including the reasonable fees and expenses of all of its special loan counsel, advisors, consultants and auditors retained in connection with the Loan Documents and the Related Transactions and advice in connection therewith). Borrower shall reimburse Agent (and, with respect to clauses (c) and (d) below, all Lenders) for all reasonable fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors (including environmental and management consultants and appraisers) for advice, assistance, or other representation in connection with:

                          (a)     the forwarding to Borrower or any other
Person on behalf of Borrower by Agent of the proceeds of the Loans;

                          (b)     any amendment, modification or waiver of, or
consent with respect to, any of the Loan Documents or Related Transactions Documents or advice in connection with the administration of the Loans made pursuant hereto or its rights hereunder or thereunder;

                          (c)     any litigation, contest, dispute, suit,
proceeding or action (whether instituted by Agent, any Lender, Borrower or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreement to be executed or delivered in connection therewith or herewith, whether as party, witness, or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against Borrower or any other Person that may be obligated to Agent by virtue of the Loan Documents; including any such litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the Loans during the pendency of one or more Events of Default; provided that in the case of reimbursement of counsel for Lenders other than Agent, such reimbursement shall be limited to one counsel for all such Lenders and, provided, further, that Borrower shall not be obligated hereunder to reimburse the Agent or the Lenders to the extent the amount otherwise to be reimbursed hereunder resulted from the Agent's or such Lenders' gross negligence or willful misconduct.

                          (d)     any attempt to enforce any remedies of Agent
against any or all of the Credit Parties or any other Person that may be obligated to Agent or any Lender by virtue of any of the Loan Documents; including any such attempt to enforce any such remedies in the course of any work-out or restructuring of the Loans during the pendency of one or more Events of Default; provided that in the case of reimbursement of counsel for Lenders other than Agent, such reimbursement shall be limited to one counsel for all such Lenders;





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                          (e)     any work-out or restructuring of the Loans
during the pendency of one or more Events of Default;

                          (f)     efforts to (i) monitor the Loans or any of
the other Obligations, (ii) evaluate, observe or assess any of the Credit Parties or their respective affairs, and (iii) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral;

including all reasonable attorneys' and other professional and service providers' fees arising from such services, including those in connection with any appellate proceedings; and all reasonable expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described in this
Section 11.3 shall be payable by Borrower to Agent, within thirty (30) days of demand therefor. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram or telecopy charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

                 11.4 No Waiver. Agent's or any Lender's failure, at any time or times, to require strict performance by the Credit Parties of any provision of this Agreement and any of the other Loan Documents shall not waive, affect or diminish any right of Agent or such Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver of an Event of Default shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether the same or of a different type. Subject to the provisions of Section 11.2, none of the undertakings, agreements, warranties, covenants and representations of any Credit Party contained in this Agreement or any of the other Loan Documents and no Default or Event of Default by any Credit Party shall be deemed to have been suspended or waived by Agent or any Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Agent and the applicable required Lenders, and directed to Borrower specifying such suspension or waiver.

                 11.5 Remedies. Agent's and Lenders' rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Agent or any Lender may have under any other agreement, including the other Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

                 11.6 Severability. Wherever possible, each provision of this Agreement and the other Loan Documents shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity,





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without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                 11.7 Conflict of Terms. Except as otherwise provided in this Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

                 11.8 Confidentiality. Agent and each Lender agree to use commercially reasonable efforts (equivalent to the efforts Agent or such Lender applies to maintaining the confidentiality of its own confidential information) to maintain as confidential all confidential information provided to them by the Credit Parties and designated as confidential for a period of two (2) years following receipt thereof, except that Agent and any Lender may disclose such information (a) to Persons employed or engaged by Agent or such Lender in evaluating, approving, structuring or administering the Loans and the Commitments; (b) to any bona fide assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this
Section 11.8 (and any such bona fide assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any Governmental Authority or reasonably believed by Agent or such Lender to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, in the opinion of Agent's or such Lender's counsel, required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any Litigation to which Agent or such Lender is a party; or (f) which ceases to be confidential through no fault of Agent or such Lender; provided, however, that such Lender shall use its best efforts to give Borrower as much advance notice of the proposed disclosure as is reasonably possible under the circumstances.

                 11.9 GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, CITY OF CHICAGO, ILLINOIS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY





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APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF
COOK COUNTY, CITY OF CHICAGO, ILLINOIS AND, PROVIDED, FURTHER NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION WHICH SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

                 11.10 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 11.10), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated on Annex I or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower or Agent) designated on Annex I to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                 11.11 Section Titles. The Section titles and Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                 11.12 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

                 11.13 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, LENDERS AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

                 11.14 Press Releases. Each Credit Party executing this Agreement agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of GE Capital or its affiliates or referring to this Agreement, the other Loan Documents or the Related Transactions Documents without at least two (2) Business Days' prior notice to GE Capital and without the prior written consent of GE Capital unless (and only to the extent that) such Credit Party or Affiliate is required to do so under law and then, in any event, such Credit Party or Affiliate will consult with GE Capital before issuing such press release or other public disclosure. Each Credit Party consents to the publication by Agent or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement.

                 11.15 Reinstatement. Notwithstanding anything contained herein to the contrary, this Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower for liquidation or reorganization, should Borrower become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Borrower's assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded, avoided or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent transfer," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. Notwithstanding anything contained herein to the contrary, in the event that any payment, or any part thereof, is rescinded, avoided, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, avoided, reduced, restored or returned.

                 11.16 Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Sections 11.9 and 11.13, with its counsel.

                 11.17 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.


                                 *   *   *   *

                 IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                                CODE-ALARM, INC.


                                By: /s/ Rand Mueller
                                    --------------------------------
                                    Name: Rand Mueller
                                          --------------------------
                                    Title: President
                                           -------------------------


                                GENERAL ELECTRIC CAPITAL
                                CORPORATION, as Agent and Lender
Revolving Loan
Commitment (including
a Swing Line Commitment         By: /s/ Timothy S. Van Kirk
of $1,200,000):                     --------------------------------
$12,000,000                         Name: Timothy S. Van Kirk
                                          --------------------------
                                    Title: Duly Authorized Signatory
                                           -------------------------

Term Loan A Commitment:
$1,500,000

Term Loan B Commitment:
$3,000,000

Term Loan C Commitment:
$12,000,000

                 The following Persons are signatories to this Agreement in their capacity as Credit Parties and not as borrowers.


                                TESSCO GROUP, INC.

                                By: /s/ Rand Mueller
                                    --------------------------------
                                    Name: Rand Mueller
                                          --------------------------
                                    Title: President
                                           -------------------------


                                CHAPMAN SECURITY SYSTEMS, INC.


                                 By: /s/ Rand Mueller
                                     -------------------------------
                                    Name: Rand Mueller
                                          --------------------------
                                    Title: President
                                           -------------------------


                                INTERCEPT SYSTEMS, INC.

                                By: /s/ Rand Mueller
                                    --------------------------------
                                    Name: Rand Mueller
                                          --------------------------
                                    Title: President
                                           -------------------------


                                ANES, INC.

                                By: /s/ Rand Mueller
                                    --------------------------------
                                    Name: Rand Mueller
                                          --------------------------
                                    Title: President
                                           -------------------------

                               EXHIBIT 1.1(a)(i)
                                       TO
                                CREDIT AGREEMENT


                   FORM OF NOTICE OF REVOLVING CREDIT ADVANCE



            Reference is made to that certain Credit Agreement dated as of October 24, 1997 by and among Code-Alarm, Inc. (the "Borrower"), the other Persons signatory thereto as Credit Parties, General Electric Capital Corporation ("Agent") and the Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used herein without definition are so used as defined in the Credit Agreement.

     The undersigned hereby certifies that all of the conditions set forth in
Section 2.4 ("Further Conditions to Each Loan") of the Credit Agreement have been satisfied as of the date hereof, and will remain satisfied on the date of the requested Revolving Credit Advance, before and after giving effect thereto and the application of the proceeds therefrom.

     Borrower represents and warrants that the conditions in Section 2.4 have been satisfied and hereby reaffirms the granting and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents.


                                                Previously Faxed:       Yes             No      (Circle One)
__________________________________________________________________________________________________________________________
Company Name:                   Date: / /                                                       Certificate Number:
__________________________________________________________________________________________________________________________
1.  ACCOUNTS RECEIVABLE (Line 5 of previous Notice of Revolving Credit Advance
$__________________
        dated_____/_____/_____)
2.  Additions to Accounts Receivable since last Notice of Revolving Credit Advance
        (A)  New sales dated _____/_____/_____ to _____/_____/_____                             $_________________
        (B)  Other additions (Explain:          )                                               $_________________
        (C)  TOTAL ADDITIONS
$_________________
3.  Reductions to Accounts Receivable since last BBC
        (A)  Cash collections dated _____/_____/_____ to _____/_____/_____                          $_________________
        (B)  Discounts issued since last Notice of Revolving Credit Advance                     $_________________
        (C)  Credit memos issued since last Notice of Revolving Credit Advance                      $_________________
        (D)  Other reductions/additions since last Notice of Revolving Credit Advance           $_________________
        (E)  TOTAL REDUCTIONS                                                                              $_________________
4.  Other adjustments to Accounts Receivable (Explain:_______________________________________)             $_________________
5.  NEW ACCOUNTS RECEIVABLE BALANCE (Total of Lines 1, 2C, 3E, and 4)                                      $_________________
6.  Total ineligible Accounts Receivable (Line 2 of Borrowing Base Certificate dated ______/_____/_____)
$_________________
7.  Eligible Accounts Receivable (Line 5 minus Line 6)                                                     $_________________
8.  Eligible Accounts Receivable Availability (85% of Line 7)                                              $_________________
9.  Eligible Inventory Availability (Line 10 of Borrowing Base Certificate dated _____/_____/_____)        $_________________
10. Supplemental Amount                                                                                            $4,000,000
11.     Reserves against availability (including Rent Reserve and reserve for NBD indemnities)             $_________________
12.     Tessco Liquidation Reserve (including the total liabilities and contingent liabilities (to the extent known and probable) of Tessco, as provided by Borrower on the attached Schedule A hereto, other than Tessco's intercompany liabilities owing to Borrower and Tessco's obligations to
        Agent and Lenders under the Loan Documents), plus an amount equal to two months' rental
        obligations with respect to all existing operating leases of Tessco.                               $_________________
13.     Total Borrowing Availability (The lesser of (i) the total  of Lines 8, 9 and 10 minus the sum of
        Lines 11 and 12, or (ii) the Maximum amount of $12,000,000)
$_________________


14.     BEGINNING REVOLVING CREDIT LOAN BALANCE  (Line 17 of previous Notice of Revolving
             Credit Advance dated _____/_____/_____)                                        $_________________
15.     Plus Revolving Credit Advance requested, including any Swing Line Advances          $_________________
16.     Less TOTAL cash collections against Revolving Credit Loan
        since last Notice of Revolving Credit Advance
             (A)  Date ____________   Amt. $___________ (C)  Date ___________ Amt. $__________
             (B)  Date ____________   Amt. $___________ (C)  Date ___________ Amt. $__________
             (E)  TOTAL CASH REMITTED                                                       $_________________
17.     New Revolving Credit Loan Balance (Line 14 plus Line 15 minus Line 16E)             $_________________
18.     Letter of Credit Obligations                                                        $_________________
19.  NET BORROWING AVAILABILITY (Line 13 minus the total of Line 17 plus Line 18)           $_________________


        IN WITNESS WHEREOF, Borrower has caused this Notice of Revolving Credit Advance to be executed and delivered by its duly authorized officer as of the date first set forth above.


                                     CODE-ALARM, INC.

                                     By: _________________________

                                     Title: ______________________

                                   SCHEDULE A
                           TESSCO LIQUIDATION RESERVE
               Item 12 on the Notice of Revolving Credit Advance


[To be provided by Borrower]

A:\478139.WPD November 5,1997 (2:25pm)

                               EXHIBIT 1.1(a)(ii)
                                       TO
                                CREDIT AGREEMENT


                             FORM OF REVOLVING NOTE

                                                               Chicago, Illinois
$12,000,000                                                     October 24, 1997


    FOR VALUE RECEIVED, the undersigned, CODE-ALARM, INC., a Michigan corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent for Lenders ("Agent"), at its address at 10 South LaSalle Street, Suite 2800, Chicago, Illinois 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TWELVE MILLION DOLLARS AND NO CENTS ($12,000,000) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

    This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of October 24, 1997 by and among Borrower, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), evidences the Revolving Credit Advances made to Borrower, and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the Loan Documents other than Litigation Collateral Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which such Revolving Credit Advances are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Revolving Note in respect of the Revolving Credit Advances made by Lender to Borrower.

    The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

     If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (except as otherwise provided in the Credit Agreement) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

     THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.


                                           CODE-ALARM, INC.


                                           By:__________________________
                                                 Name:___________________
                                                 Title:____________________

                                 EXHIBIT 1.1(b)
                                       TO
                                CREDIT AGREEMENT


                              FORM OF TERM A NOTE

                                                               Chicago, Illinois
$1,500,000                                                     October 24, 1997


         FOR VALUE RECEIVED, the undersigned, CODE-ALARM, INC., a Michigan corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender") at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent for Lenders ("Agent"), at its address at 10 South LaSalle Street, Suite 2800, Chicago, Illinois 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS AND NO CENTS ($1,500,000). All capitalized terms used but not otherwise defined herein have the meanings given to them in the "Credit Agreement" (as hereinafter defined) or in Annex A thereto.

         This Term A Note is one of the Term A Notes issued pursuant to that certain Credit Agreement dated as of October 24, 1997 by and among Borrower, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), evidences the Lender's Term Loan A, and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the Loan Documents other than Litigation Collateral Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which such Term Loan A is made and is to be repaid. The principal balance of such Term Loan A, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Term A Note.

         Borrower shall pay the principal amount of the Term Loan A evidenced hereby in twelve (12) equal, consecutive quarterly installments of $125,000 each, on the first day of January, April, July and October of each year, commencing on January 1, 1998. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

         If any payment on this Term A Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day

(except as otherwise provided in the Credit Agreement) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of any Event of Default, this Term A Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         Time is of the essence of this Term A Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

         Except as provided in the Credit Agreement, this Term A Note may not be assigned by Lender to any Person.

         THIS TERM A NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.



                                        CODE-ALARM, INC.


                                        By:_____________________________
                                             Name:______________________
                                             Title:_____________________

                               EXHIBIT 1.1(c)(i)
                                       TO
                                CREDIT AGREEMENT


                              FORM OF TERM B NOTE

                                                               Chicago, Illinois
$3,000,000                                                     October 24, 1997


         FOR VALUE RECEIVED, the undersigned, CODE-ALARM, INC., a Michigan corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender") at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent for Lenders ("Agent"), at its address at 10 South LaSalle Street, Suite 2800, Chicago, Illinois 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of THREE MILLION DOLLARS AND NO CENTS ($3,000,000) or such lesser amount as may have been advanced as Term Loan B to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

         This Term B Note is one of the Term B Notes issued pursuant to that certain Credit Agreement dated as of October 24, 1997 by and among Borrower, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), evidences Lender's Term Loan B, and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the Loan Documents other than Litigation Collateral Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which such Term Loan B is made and is to be repaid. The principal balance of such Term Loan B, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Term B Note.

         Borrower shall pay the aggregate amount of the Term Loan B evidenced hereby in equal, consecutive quarterly installments equal to one- twelfth (1/12) of the aggregate original principal amount of such Loan on the first day of January, April, July and October of each year, commencing, subject to the terms of the Credit Agreement, on the first of such dates occurring after the Term Loan B Funding Date. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

         If any payment on this Term B Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (except as otherwise provided in the Credit Agreement) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of any Event of Default, this Term Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.



         Time is of the essence of this Term B Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

         Except as provided in the Credit Agreement, this Term B Note may not be assigned by Lender to any Person.

         THIS TERM B NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.



                                        CODE-ALARM, INC.


                                        By:___________________________
                                             Name:____________________
                                             Title:___________________

                               EXHIBIT 1.1(c)(ii)
                                       TO
                                CREDIT AGREEMENT


                     FORM OF NOTICE OF TERM LOAN B ADVANCE



         Reference is made to that certain Credit Agreement dated as of October 24, 1997 by and among Code-Alarm, Inc. ("Borrower"), the other Persons
signatory thereto as Credit Parties, General Electric Capital   Corporation as
agent ("Agent") and the Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used herein without definition are so used as defined in the Credit Agreement.


         Borrower hereby gives irrevocable notice, pursuant to Section 1.1(c)(i) of the Credit Agreement, of its request on behalf of the Borrower for a Term Loan B Advance to be made on [ DATE ] in the aggregate amount of $[___________] to be made on [____________, ____] as [an Index Rate Loan] [as a
LIBOR Loan having LIBOR Period of [_____] month(s)].


         Borrower hereby represents and warrants that all of the conditions contained in Sections 2.2 and 2.4 of the Credit Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date of the Term Loan B Advance(s) requested hereby, before and after giving effect thereto and to the application of the proceeds therefrom.

         Borrower hereby represents and warrants that the conditions set forth in Section 2.2 pertaining to a request for the Term Loan B Advance and the further conditions in Section 2.4 have been satisfied and hereby reaffirms its granting and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents.





         IN WITNESS WHEREOF, Borrower has caused this Notice of Term Loan B Advance to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                CODE-ALARM, INC.

                                By: _________________________________

                                Title: ______________________________

                                EXHIBIT 1.1(d)
                                       TO
                                CREDIT AGREEMENT


                     FORM OF NOTICE OF TERM LOAN C ADVANCE



         Reference is made to that certain Credit Agreement dated as of October 24, 1997 by and among Code-Alarm, Inc. ("Borrower"), the other Persons signatory thereto as Credit Parties, General Electric Capital Corporation as agent ("Agent") and the Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used herein without definition are so used as defined in the Credit Agreement.


         Borrower hereby gives irrevocable notice, pursuant to Section 1.1(d)(iii) of the Credit Agreement, of its request on behalf of the Borrower
for a Term Loan C Advance to be made on [      DATE    ] in the aggregate
amount of $[___________] to be made on [____________, ____] as [an Index Rate
Loan] [as a LIBOR Loan having LIBOR Period of [_____] month(s)].


         Borrower hereby represents and warrants that all of the conditions contained in Sections 2.3(II) and 2.4 of the Credit Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date that the Term Loan C Advance(s) is requested hereby, before and after giving effect thereto and to the application of the proceeds therefrom.

         Borrower hereby represents and warrants that the conditions set forth in Section 2.3 (II) pertaining to a request for the Term Loan C Advance, and the further conditions in Section 2.4 have been satisfied and hereby reaffirms its granting and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Litigation Collateral Documents.

         IN WITNESS WHEREOF, Borrower has caused this Notice of Term Loan C
Advance to be executed and delivered by its duly authorized     officer as of
the date first set forth above.

                                  CODE-ALARM, INC.

                                  By: _______________________

                                  Title: ____________________

                                 EXHIBIT 1.1(e)
                                       TO
                                CREDIT AGREEMENT


                            FORM OF SWING LINE NOTE

                                                               Chicago, Illinois
$1,200,000                                                      October 24, 1997


     FOR VALUE RECEIVED, the undersigned, CODE-ALARM, INC., a Michigan corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Swing Line Lender") at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent (in such capacity, the "Agent") at the Agent's address at 10 South LaSalle Street, Suite 2800, Chicago, Illinois 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of ONE MILLION TWO HUNDRED THOUSAND DOLLARS AND NO CENTS ($1,200,000) or, if less, the aggregate unpaid amount of all Swing Line Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

     This Swing Line Note is issued pursuant to that certain Credit Agreement dated as of October 24, 1997 by and among Borrower, the other Persons named therein as Credit Parties, Agent, Swing Line Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), evidences the Swing Line Lenders' Swing Line Advances made to Borrower, and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the Loan Documents other than Litigation Collateral Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which such Swing Line Advances are made and are to be repaid. The date and amount of each Swing Line Advance made by Swing Line Lender to Borrower, the rate of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Swing Line Note in respect of the Swing Line Advances made by Swing Line Lender to Borrower.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

     If any payment on this Swing Line Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of any Event of Default, this Swing Line Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     Time is of the essence of this Swing Line Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     Except as provided in the Credit Agreement, this Swing Line Note may not be assigned by Lender to any Person.

     THIS SWING LINE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.


                                     CODE-ALARM, INC.


                                     By:___________________________
                                          Name:____________________
                                          Title:___________________

                                 EXHIBIT 1.5(E)
                                       TO
                                CREDIT AGREEMENT


                   FORM OF NOTICE OF CONVERSION/CONTINUATION


                 Reference is made to that certain Credit Agreement dated as of October 24, 1997 by and among Code-Alarm, Inc., a Michigan corporation (in such capacity, the "Borrower"), the other Persons signatory thereto as Credit Parties, General Electric Capital Corporation ("Agent") and the Persons signatory thereto from time to time as Lenders (including all annexes, exhibits or schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used herein without definition are so used as defined in the Credit Agreement.

                 Borrower hereby gives irrevocable notice, pursuant to Section 1.5(e) of the Credit Agreement, of its request to:

                 (a)      on     DATE     convert $________ of the aggregate
         outstanding principal amount of the _______ Loan, bearing interest at the ________ Rate, into a(n) ________ Loan [and, in the case of a LIBOR Loan, having a LIBOR Period of _____ month(s)];

                 [(b)     on     DATE     continue $________of the aggregate
         outstanding principal amount of the _______ Loan, bearing interest at the LIBOR Rate, as a LIBOR Loan having a LIBOR Period of _____ month(s)].

                 Borrower hereby represents and warrants that all of the conditions contained in Section 2.4 of the Credit Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date of the conversion/continuation requested hereby, before and after giving effect thereto.

                 Borrower hereby represents and warrants that the conditions set forth in Section 2.4 have been satisfied and hereby reaffirms its granting and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents.

         IN WITNESS WHEREOF, Borrower has caused this Notice of
Conversion/Continuation be executed and delivered on its by its duly authorized officer as of the date first set forth above.

                                        CODE-ALARM, INC.

                                        By:
                                            --------------------------------
                                        Title:
                                               -----------------------------

                                 EXHIBIT 4.1(b)
                                       TO
                                CREDIT AGREEMENT


                       FORM OF BORROWING BASE CERTIFICATE


     Reference is made to that certain Credit Agreement dated as of October 24, 1997 by and among Code-Alarm, Inc. ("Borrower"), the other Persons signatory thereto as Credit Parties, General Electric Capital Corporation ("Agent") and the Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used herein without definition are so used as defined in the Credit Agreement.

     The undersigned certifies that (a) all of the foregoing information regarding Eligible Accounts is true and correct on the date hereof and relates solely to Eligible Accounts within the meaning given such term in the Credit Agreement, and (b) all of the foregoing information regarding Eligible Inventory is true and correct on the date hereof and relates solely to Eligible Inventory within the meaning given such term in the Credit Agreement.

Company Name:   Code-Alarm, Inc.        Date:_________________          B.B.C.#________

1.  Period end accounts receivable as of :______________________        $______________

2.  Ineligible Accounts as of :________________________

        Accounts from sales/services not in ordinary course
               (as defined in Section 1.6(a))                   $______________
        Contingent or judicially unenforceable accounts
               (as defined in Section 1.6(b))                   $______________
        Defense, counterclaim, setoff or dispute applies
               (as defined in Section 1.6(c))                   $______________
        Invalid Account (as defined in Section 1.6(d))          $______________
        Invoice not sent to Account Debtor
               (as defined in Section 1.6(e))                   $______________
        Accounts not owned (as defined in Section 1.6(f))       $______________
        Intercompany accounts
               (as defined in Section 1.6(g))                   $______________
        United States government Account
               (as defined in Section 1.6(h))                   $______________
        Prepaid Credit Balance over ninety (90) days
               (as defined in Section 1.6(i))                   $______________
        Foreign accounts (as defined in Section 1.6(i))         $______________
        Contra accounts (as defined in Section 1.6(j))          $______________
        Consignment (as defined in Section 1.6(k))              $______________
        Accounts in default (as defined in Section 1.6(l))      $______________
        50% Cross aging exclusion
               (as defined in Section 1.6(m))                   $______________
        Accounts exceeding 10% of all Eligible Accounts
                (excluding entities named in Section 1.6(n))    $______________
        Restricted Accounts (as defined in Section 1.6(o))      $______________
        Representations and Warranties untrue
               (as defined in Section 1.6(p))                   $______________
        Evidenced by judgment, Instrument, or Chattel Paper
               (as defined in Section 1.6(q))                   $______________
        Payable in currency other than Dollars
               (as defined in Section 1.6(r))                   $______________
        Payment conditional on delivery
               (as defined in Section 1.6(s))                   $______________
        Warranty (as defined in Section 1.6(t))                 $______________
        Other (as specified in Section 1.6 or otherwise):
               ________________________________                 $______________


     TOTAL INELIGIBLES                                                  $______________

3.  Eligible Accounts (Line 1 minus Line 2)                             $______________

4.  Eligible Accounts advance rate                                              85%

5.  Eligible Accounts availability (Line 3 multiplied by Line 4)        $______________
_______________________________________________________________________________________

6.  Inventory as of :____________________                               $______________

7.  Ineligible Inventory as of : ___________________

          Not owned by Borrower/Tessco
                 (as defined in Section 1.7(a))                  $______________
          On premises not owned/operated by Borrower/Tessco
                 (as defined in Section 1.7(b))                  $______________
          Locations less than $100,000
                 (as defined in Section 1.7(b))                  $______________
          Inventory on Consignment or In Transit
                 (as defined in Section 1.7(c))                  $______________
          Negotiable titles (as defined in Section 1.7(d))       $______________
          Excess Inventory Reserve
                 (as defined in Section 1.7(e))                  $______________
          Work-in-process (as defined in Section 1.7(f))         $______________
          Low Value items (as defined in Section 1.7(f))         $______________
          Returned goods (as defined in Section 1.7(g))          $______________
          Not held for sale in ordinary course of business
                 (as defined in Section 1.7(h))                  $______________
          Restricted (as defined in Section 1.7(i))              $______________
          Representations and Warranties untrue
                 (as defined in Section 1.7(j))                  $______________
          "Freight-in" costs or charges
                 (as defined in Section 1.7(k))                  $______________
          Hazardous Materials or licensed sales
                 (as defined in Section 1.7(l))                  $______________
          Unacceptably insured
                 (as defined in Section 1.7(m))                  $______________
          Components not tracked
                 (as defined in Section 1.7(n))                  $______________
          Valuation Reserve (as defined in Section 1.7(o))       $______________
          Other (as specified in Section 1.7 or otherwise):
                 ________________________________                $______________

     TOTAL INELIGIBLES                                                                  $______________

8.   Eligible Inventory (Line 6 minus Line 7)                                           $______________

9.   Eligible Inventory advance rate                                                            25%

10.  Eligible Inventory availability (Line 8 multiplied by Line 9)                      $______________

_______________________________________________________________________________________________________

11.  Supplemental Amount                                                                $4,000,000
_______________________________________________________________________________________________________

12.  Reserves against availability (including Rent Reserve
             and reserve for NBD indemnities)                                           $______________

13.  Tessco Liquidation Reserve (including the total liabilities and contingent liabilities (to the extent known and probable) of Tessco, as provided by Borrower on the attached Schedule A hereto, other than Tessco's intercompany liabilities owing to Borrower and Tessco's obligations to
        Agent and Lenders under the Loan Documents), plus an amount equal to two months' rental obligations with respect to all existing operating
        leases of Tessco.                                                               $______________
_______________________________________________________________________________________________________
14.  Borrowing Availability (the lesser of (i) the total of lines 5, 10 and 11 minus the sum of lines 12 and 13,
        or  (ii) the Maximum Amount of $12,000,000)                                     $______________

15.  Revolving Credit Loan Balance                                                      $______________

16.  Letter of Credit Obligations                                                       $______________

17.  Net Borrowing Availability (Line 14 minus the total of Lines 15 and 16)            $______________


     IN WITNESS WHEREOF, the undersigned has executed and delivered this Borrowing Base Certificate as of the date first set forth above.

                                     CODE-ALARM, INC.

                                     By: ______________________

                                     Title: ___________________

                                   SCHEDULE A
                           TESSCO LIQUIDATION RESERVE
               Item 12 on the Form of Borrowing Base Certificate



[To be provided by Borrower]

                                 EXHIBIT 9.1(a)

                              ASSIGNMENT AGREEMENT

                 This Assignment Agreement (this "Agreement") is made as of ___________ __, ____ by and between __________________________________
("Assignor Lender") and ________________________ ("Assignee Lender") and acknowledged and consented to by GENERAL ELECTRIC CAPITAL CORPORATION, as agent ("Agent"). All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Credit Agreement as hereinafter defined.


                                   RECITALS:

                 WHEREAS, Code-Alarm, Inc., a Michigan corporation (in such capacity, the "Borrower"), the Persons signatory thereto as Credit Parties, Agent, Assignor Lender and other Persons signatory thereto from time to time as Lenders have entered into that certain Credit Agreement dated as of October 24, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Basic Credit Agreement") pursuant to which Assignor Lender has agreed to make certain Loans to, and incur certain Letter of Credit Obligations for, Borrower;

                 WHEREAS, Borrower, Agent, Assignor Term Lender and the Persons signatory thereto from time to time as Term Lenders have entered into that certain Litigation L/C and Term Loan C Agreement dated as of October 24, 1997 (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "L/C Credit Agreement") pursuant to which Assignor Lender has agreed to incur Litigation L/C Obligations and certain other Litigation Obligations including the obligations constituting Term Loan C for Borrower;

                 WHEREAS, Assignor Lender desires to assign to Assignee Lender [all/a portion] of its interest in the Loans (as described below), the Letter of Credit Obligations, L/C Litigation Obligations and the Collateral and to delegate to Assignee Lender [all/a portion] of its Commitments and other duties with respect to such Loans, Letter of Credit Obligations, L/C Litigation Obligations and Collateral;

                 WHEREAS, Assignee Lender desires to become a Lender under the Basic Credit Agreement and the L/C Credit Agreement (collectively, the "Credit Agreement") and to accept such assignment and delegation from Assignor Lender; and

                 WHEREAS, Assignee Lender desires to appoint Agent to serve as agent for Assignee Lender under the Credit Agreement.

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained, Assignor Lender and Assignee Lender agree as follows:

1.      ASSIGNMENT, DELEGATION, AND ACCEPTANCE

        1.1 Assignment. Assignor Lender hereby transfers and assigns to Assignee Lender, without recourse and without representations or warranties of any kind [all/such percentage] of Assignor Lender's right, title, and interest in [the Revolving Loan ], [the Swing Line Loan], [Term Loan A], [Term Loan B], [Term Loan ], [the Loans], [Letter of Credit Obligations], [Litigation L/C Obligations], Loan Documents and Collateral as will result in Assignee Lender having as of the Effective Date (as hereinafter defined) a Pro Rata Share thereof, as follows:

        Assignee Lender's Loans                             Principal Amount   Pro Rata Share
         Revolving Loan                                     $____________       ____%
         Swing Line Loan                                    $____________       ____%
         Term Loan A                                        $____________       ____%
         Term Loan B                                        $____________       ____%
         Term Loan C                                        $____________       ____%
         Letter of Credit Obligations                       $____________       ____%
         Litigation L/C Obligations                         $____________       ____%
         Capital Expenditure Loan                           $____________       ____%



        1.2 Delegation. Assignor Lender hereby irrevocably assigns and delegates to Assignee Lender [all/a portion] of its Commitments and its other duties and obligations as a Lender under the Loan Documents equivalent to [100%/___%] of Assignor Lender's Revolving Loan Commitment (such percentage representing a commitment of $ ___________), [100%/___%] of Assignor Lender's Term Loan Commitment (such percentage representing a commitment of $ ______), and [100%/____%] of Assignor Lender's Capital Expenditure Loan Commitment (such percentage representing a commitment of $ ___________)].

        1.3 Acceptance by Assignee Lender. By its execution of this Agreement, Assignee Lender irrevocably purchases, assumes and accepts such assignment and delegation and agrees to be a Lender with respect to the delegated interest under the Loan Documents and to be bound by the terms and conditions thereof. By its execution of this Agreement, Assignor Lender agrees, to the extent provided herein, to relinquish its rights and be released from its obligations and duties under the Credit Agreement.

        1.4 Effective Date. Such assignment and delegation by Assignor Lender and acceptance by Assignee Lender will be effective and Assignee Lender will become a Lender under the Loan Documents as of [the date of this Agreement] ("Effective Date") and upon payment of the Assigned Amount and the Assignment Fee (as each term is defined below). [Interest and Fees accrued prior to the Effective Date are for the account of Assignor Lender.]

2.      INITIAL PAYMENT AND DELIVERY OF NOTES

        2.1 Payment of the Assigned Amount. Assignee Lender will pay to Assignor Lender, in immediately available funds, not later than 12:00 noon (New York time) on the Effective Date, an amount equal to its Pro Rata Share of the then outstanding principal amount of the Loans as set forth above in Section
1.1 (but not contingent Letter of Credit Obligations or Litigation L/C Obligations) [together with accrued interest, fees and other amounts as set forth on Schedule 2.1] (the "Assigned Amount").

        2.2 Payment of Assignment Fee. [Assignor Lender and/or Assignee Lender] will pay to Agent, for its own account in immediately available funds, not later than 12:00 noon (New York time) on the Effective Date, the assignment fee in the amount of $3,500 (the "Assignment Fee") as required pursuant to
Section 9.1(a) of the Credit Agreement.

        2.3 Execution and Delivery of Notes. Following payment of the Assigned Amount and the Assignment Fee, Assignor Lender will deliver to Agent the Notes previously delivered to Assignor Lender for redelivery to Borrower and Agent will obtain from Borrower for delivery to [Assignor Lender and] Assignee Lender, new executed Notes evidencing Assignee Lender's [and Assignor Lender's respective] Pro Rata Share[s] in the Loans after giving effect to the assignment described in Section 1. Each new Note will be issued in the aggregate maximum principal amount of the [applicable] Commitment [of the Lender to whom such Note is issued] OR [the Assignee Lender].

3.      REPRESENTATIONS, WARRANTIES AND COVENANTS

        3.1 Assignee Lender's Representations, Warranties and Covenants. Assignee Lender hereby represents, warrants, and covenants the following to Assignor Lender and Agent:

        (a) This Agreement is a legal, valid, and binding agreement of Assignee Lender, enforceable according to its terms;

        (b) The execution and performance by Assignee Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to, or consent or approval by any Governmental Authority;

        (c) Assignee Lender is familiar with transactions of the kind and scope reflected in the Loan Documents and in this Agreement;

        (d) Assignee Lender has made its own independent investigation and appraisal of the financial condition and affairs of each Credit Party, has conducted its own evaluation of the Loans and Letter of Credit Obligations, the Loan Documents and each Credit Party's creditworthiness, has made its decision to become a Lender to Borrower under the Credit Agreement independently and without reliance upon Assignor Lender or Agent, and will continue to do so;

        (e) Assignee Lender is entering into this Agreement in the ordinary course of its business, and is acquiring its interest in the Loans and Letter of Credit Obligations for its own account and not with a view to or for sale in connection with any subsequent distribution; provided, however, that at all times the distribution of Assignee Lender's property shall, subject to the terms of the Credit Agreement, be and remain within its control;

        (f) No future assignment or participation granted by Assignee Lender pursuant to Section 9.1 of the Credit Agreement will require Assignor Lender, Agent, or Borrower to file any registration statement with the Securities and Exchange Commission or to apply to qualify under the blue sky laws of any state;

        (g) Assignee Lender has no loans to, written or oral agreements with, or equity or other ownership interest in any Credit Party;

        (h) Assignee Lender will not enter into any written or oral agreement with, or acquire any equity or other ownership interest in, any Credit Party without the prior written consent of Agent; and

        (i) As of the Effective Date, Assignee Lender (i) is entitled to receive payments of principal and interest in respect of the Obligations without deduction for or on account of any taxes imposed by the United States of America or any political subdivision thereof [, (ii) is not subject to capital adequacy or similar requirements under Section 1.16(a) of the Credit Agreement, (iii) does not require the payment of any increased costs under
Section 1.16(b) of the Credit Agreement, and (iv) is not unable to fund LIBOR Loans under Section 1.16(c) of the Credit Agreement, ] and Assignee Lender will indemnify Agent from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or expenses that result from Assignee Lender's failure to fulfill its obligations under the terms of Section 1.15(c) of the Credit Agreement [or from any other inaccuracy in the foregoing].

        3.2 Assignor Lender's Representations, Warranties and Covenants. Assignor Lender hereby represents, warrants and covenants the following to Assignee Lender:

        (a) Assignor Lender is the legal and beneficial owner of the Assigned Amount;

        (b) This Agreement is a legal, valid and binding agreement of Assignor Lender, enforceable according to its terms;

        (c) The execution and performance by Assignor Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to or consent or approval by any Governmental Authority;

        (d) Assignor Lender has full power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby;

        (e) Assignor Lender is the legal and beneficial owner of the interests being assigned hereby, free and clear of any adverse claim, lien, encumbrance, security interest, restriction on transfer, purchase option, call or similar right of a third party; and

        (f) This Assignment by Assignor Lender to Assignee Lender complies, in all material respects, with the terms of the Loan Documents.

4.      LIMITATIONS OF LIABILITY

                 Neither Assignor Lender (except as provided in Section 3.2) nor Agent makes any representations or warranties of any kind, nor assumes any responsibility or liability whatsoever, with regard to (a) the Loan Documents or any other document or instrument furnished pursuant thereto or the Loans, Letter of Credit Obligations or other Obligations, (b) the creation, validity, genuineness, enforceability, sufficiency, value or collectibility of any of them, (c) the amount, value or existence of the Collateral, (d) the perfection or priority of any Lien upon the Collateral, or (e) the financial condition of any Credit Party or other obligor or the performance or observance by any Credit Party of its obligations under any of the Loan Documents. Neither Assignor Lender nor Agent has or will have any duty, either initially or on a continuing basis, to make any investigation, evaluation, appraisal of, or any responsibility or liability with respect to the accuracy or completeness of, any information provided to Assignee Lender which has been provided to Assignor Lender or Agent by any Credit Party. Nothing in this Agreement or in the Loan Documents shall impose upon the Assignor Lender or Agent any fiduciary relationship in respect of the Assignee Lender.

5.      FAILURE TO ENFORCE

                 No failure or delay on the part of Agent or Assignor Lender in the exercise of any power, right, or privilege hereunder or under any Loan Document will impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein. No single or partial exercise of any such power, right, or privilege will preclude further exercise thereof or of any other right, power, or privilege. All rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

6.      NOTICES

                 Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given will be in writing and addressed to the respective party as set forth below its signature hereunder, or to such other address as the party may designate in writing to the other.

7.      AMENDMENTS AND WAIVERS

                 No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written concurrence of Assignor Lender, Agent and Assignee Lender.

8.      SEVERABILITY

                 Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of the Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

9.      SECTION TITLES

                 Section and Subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

10.     SUCCESSORS AND ASSIGNS

                 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.     APPLICABLE LAW

                 THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.



12.     COUNTERPARTS

                 This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.


                            [signature page follows]

                 IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

Assignee Lender                           Assignor Lender
______________________________            _______________________________

By: __________________________            By:____________________________


Title:________________________            Title:_________________________




Notice Address                            Notice Address





Account Information:                      Account Information:





Acknowledged and Consented to:

GENERAL ELECTRIC CAPITAL CORPORATION as Agent


By: ____________________________________
          Its Duly Authorized Signatory

                                  SCHEDULE 2.1



                            ASSIGNOR LENDER'S LOANS


                                                   Principal Amount
Revolving Loan                                     $
                                                    ------------
Term Loan A                                        $
                                                    ------------
Term Loan B                                        $
                                                    ------------
[Term Loan C                                       $            ]
                                                    ------------
[Capital Expenditure Loan]                         $
                                                    ------------
                           Subtotal                $
                                                    ============

Accrued Interest                                   $
                                                    ------------
Unused Line Fee                                    $
                                                    ------------
Other + or -                                       $
                                                    ------------
                           Total                   $
                                                    ============


All determined as of the Effective Date

                               ANNEX A (RECITALS)
                                       TO
                                CREDIT AGREEMENT


                                  DEFINITIONS

                 Capitalized terms used in the Loan Documents shall have (unless otherwise provided elsewhere in the Loan Documents) the following respective meanings and all section references in the following definitions shall refer to Sections of the Agreement:

                 "Account Debtor" shall mean any Person who may become obligated to any Credit Party under, with respect to, or on account of, an Account.

                 "Accounts" shall mean all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party and, in any event, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to any Credit Party, whether arising out of goods sold or services rendered by it or from any other transaction (including any such obligations which may be characterized as an account or contract right under the Code), (b) all of each Credit Party's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, (c) all of each Credit Party's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all monies due or to become due to any Credit Party, under all purchase orders and contracts for the sale of goods or the performance of services or both by such Credit Party or in connection with any other transaction (whether or not yet earned by performance on the part of such Credit Party) now or hereafter in existence, including the right to receive the proceeds of said purchase orders and contracts, and (e) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

                 "Advance" shall mean any Revolving Credit Advance or Swing Line Advance, as the context may require.

                 "Affiliate" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Stock having ordinary voting power in the election of directors of such Persons, (b) each Person that controls, is controlled by or is under common control with such Person, (c) each of such Person's officers, directors, joint venturers and partners and (d) in the case of Borrower, the immediate family members, spouses and lineal descendants of individuals who are Affiliates of Borrower. For the purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise; provided, however, that the term "Affiliate" shall specifically exclude Agent and each Lender.

                 "Agent" shall mean GE Capital or its successor appointed pursuant to Section 9.7.

                 "Agreement" shall mean the Credit Agreement by and among Borrower, the other Credit Parties named therein, GE Capital, as Agent and Lender and the other Lenders signatory from time to time to the Agreement.

                 "Appendices" shall have the meaning assigned to it in the recitals to the Agreement.

                 "Applicable Revolver Index Margin" shall mean one and one-half of one percent (1.50%) per annum.

                 "Applicable Revolver LIBOR Margin" shall mean three and one-quarter of one percent (3.25%) per annum.

                 "Applicable Term Loan Index Margin" shall mean (a) in the case of the Term Loan A, one and three-quarters of one percent (1.75%) per annum and
(b) in the case of the Term Loan B and Term Loan C, two percent (2.00%) per annum.

                 "Applicable Term Loan LIBOR Margin" shall mean (a) in the case of the Term Loan A, three and one-half of one percent (3.50%) per annum and (b) in the case of the Term Loan B and Term Loan C, three and three-quarters of one percent (3.75%) per annum.

                 "Assignment Agreement" shall have the meaning assigned to it in Section 9.1(a).

                 "Bond" shall have the meaning assigned to it in Section
2.3(I).

                 "Borrower Accounts" shall have the meaning assigned to it in Annex C.

                 "Borrower" shall have the meaning assigned thereto in the recitals to the Agreement.

                 "Borrowing Availability" shall have the meaning assigned to it in Section 1.1(a)(i).

                 "Borrowing Base" shall mean, as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of the following, minus the Tessco Liquidation Reserve then in effect:

                 (a) eighty-five percent (85%) of Borrower's and Tessco's Eligible Accounts, less any Reserves established by Agent at such time;

                 (b) twenty-five percent (25%) of the book value of Borrower's and Tessco's Eligible Inventory valued on a first-in, first-out basis (at the lower of cost or market), less any Reserves established by Agent at such time; and

                 (c)      the Supplemental Amount.

                 "Borrowing Base Certificate" shall mean a certificate to be executed and delivered from time to time by Borrower in the form attached to the Agreement as Exhibit 4.1(b).

                 "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of Illinois or New York and in reference to LIBOR Loans shall mean any such day that is also a LIBOR Business Day.

                 "California Award" shall mean any judgment, settlement or other award payable to any Credit Party in connection with the litigation pending with the United States District Court for the Southern District of California known as Directed Electronics, Inc. v. Code-Alarm, Inc., case number 95-0513(CGA), or any appeal thereof.

                 "Capital Expenditures" shall mean, with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Indebtedness) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

                 "Capital Lease" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

                 "Capital Lease Obligation" shall mean, with respect to any Capital Lease of any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

                 "Cash Management Systems" shall have the meaning assigned to it in Section 1.8.

                 "Change of Control" means (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended), other than either of the Pegasus Funds, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of 20% or more (computed on a fully diluted basis) of the issued and outstanding shares of capital Stock of Borrower having the right to vote for the election of directors of Borrower under ordinary circumstances; (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new directors whose election by the board of directors of Borrower or whose nomination for election by the stockholders of Borrower was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office, (c) Borrower shall cease to own and control all of the economic and voting rights associated with all of the outstanding capital Stock of Tessco (other than as a result of the Tessco Liquidation, if consummated in compliance with Section 6.1) or any of its other Subsidiaries, (d) Rand W. Mueller shall cease to hold the office of, or cease to perform the duties substantially to the same degree as currently being performed of, President and Chief Executive Officer of Borrower (provided, however, that no such event shall constitute an Event of Default as a result of Mr. Mueller's death, disability or termination for cause if Mr. Mueller is thereafter replaced within forty-five (45) days with an officer acceptable to the Requisite Lenders), or (e) Rand W. Mueller, his wife and trusts with respect to which he or his wife are sole beneficiaries or trustees shall cease to own, collectively, less than 400,000, 320,000 and 250,000 shares of Common Stock of Borrower on the first, second and third anniversaries, respectfully, of the date of this Agreement.

                 "Charges" shall mean all federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to the PBGC at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or relating to, but in any event in favor of or owed to a Governmental Authority, (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of any Credit Party, (d) any Credit Party's ownership or use of any properties or other assets, or (e) any other aspect of any Credit Party's business.

                 "Chattel Paper" shall mean any "chattel paper," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located.

                 "Closing Checklist" shall mean the schedule, including all appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Agreement, the other Loan Documents and the transactions contemplated thereunder, substantially in the form attached hereto as Annex D.

                 "Closing Date" shall mean October 24, 1997.

                 "Code" shall mean the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of Illinois; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Agent's or any Lender's security interest in any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Illinois, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                 "Collateral" shall mean the property covered by the Security Agreements, the Pledge Agreements, the Mortgages and the other Collateral Documents and Litigation Collateral Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of Agent, on behalf of itself and Lenders, to secure the Obligations or Litigation Obligations or a Credit Party's guaranty obligations with respect to the Obligations or Litigation Obligations.

                 "Collateral Documents" shall mean the Security Agreements, the Pledge Agreements, the Guaranties, the Litigation Guaranty, the Supplemental Guaranty, the Mortgages, the Patent Security Agreements, the Trademark Security Agreements, the Copyright Security Agreements and all similar agreements entered into, guaranteeing payment of, or granting a Lien upon property as security for payment of, the Obligations or a Credit Party's guaranty obligations with respect to the Obligations.

                 "Collateral Reports" shall mean the reports with respect to the Collateral referred to in Annex F.

                 "Collection Account" shall mean that certain account of Agent, account number 502-328-54 in the name of Agent at Bankers Trust Company in New York, New York.

                 "Commitment Termination Date" shall mean the earliest of (a) October 24, 2000, (b) the date of termination of Lenders' obligations to make Advances and/or incur Letter of Credit Obligations and/or Litigation L/C Obligations or permit existing Loans to remain outstanding pursuant to Section 8.2(b), and (c) the date of indefeasible prepayment in full by Borrower of the Loans and the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations and Litigation L/C Obligations pursuant to Annex B, and the permanent reduction of the Revolving Loan Commitment and the Swing Line Commitment to zero dollars ($0), in accordance with the provisions of Section 1.3(a).

                 "Commitments" shall mean (a) as to any Lender, the aggregate of such Lender's Revolving Loan Commitment (including without duplication the Swing Line Lender's Swing Line Commitment) and Term Loan Commitment as set forth on the signature page to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders' Revolving Loan Commitments (including without duplication the Swing Line Lender's Swing Line Commitment) and Term Loan Commitments, which aggregate maximum commitment shall be Twenty-Five Million Five Hundred Thousand

Dollars ($25,500,000.00) on the Closing Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

                 "Compliance Certificate" shall have the meaning assigned to it in Annex E.

                 "Concentration Accounts" shall have the meaning assigned to it in Annex C.

                 "Contracts" shall mean all "contracts," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Credit Party may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

                 "Control Letter" means a letter agreement between Agent and
(i) the issuer of uncertificated securities with respect to uncertificated securities in the name of any Credit Party, (ii) a securities intermediary with respect to securities, whether certificated or uncertificated, securities entitlements and other financial assets held in a securities account in the name of any Credit Party, (iii) a futures commission merchant or clearing house with respect to commodity accounts and commodity contracts held by any Credit Party, whereby, among other things, the issuer, securities intermediary or futures commission merchant disclaims any security interest in the applicable financial assets, acknowledges the Lien of Agent, on behalf of itself and Lenders, on such financial assets, and agrees to follow the instructions or entitlement orders of Agent without further consent by the affected Credit Party.

                 "Copyright License" shall mean any and all rights now owned or hereafter acquired by any Credit Party under any written agreement granting any right to use any Copyright or Copyright registration.

                 "Copyright Security Agreements" shall mean, collectively, each Copyright Security Agreement executed by a Credit Party in favor of Agent, on behalf of itself and Lenders, with respect to Copyrights, as security for the obligations or for such Credit Party's guaranty obligations with respect to the Obligations.

                 "Copyrights" shall mean all of the following now owned or hereafter acquired by any Credit Party: (a) all copyrights and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

                 "Credit Parties" shall mean Borrower and each of its Subsidiaries.

                 "DEI Litigation" shall mean the litigation currently pending with the United States District Court for the Eastern District of Michigan known as Code Alarm, Inc. v. Electromotive Technologies Corporation and Directed Electronics, Inc., case number 87-CV-74022-DT, and all appeals with respect thereto.

                 "Default" shall mean any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

                 "Default Rate" shall have the meaning assigned to it in
Section 1.5(d).

                 "Disbursement Accounts" shall have the meaning assigned to it on Annex C.

                 "Disclosure Schedules" shall mean the Schedules prepared by Borrower and denominated as Disclosure Schedules 1.4 through 6.7 in the Index to the Agreement.

                 "Documents" shall mean any "documents," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located.

                 "Dollars" or "$" shall mean lawful currency of the United States of America.

                 "EBITDA" shall mean, with respect to any Person for any fiscal period, an amount equal to (a) consolidated net income before stock dividends of such Person for such period, minus (b) the sum of (i) income tax credits,
(ii) interest income, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), and (v) any other non-cash gains which have been added in determining consolidated net income, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication, plus (c) the sum of (i) any provision for income taxes, (ii) Interest Expense (other than preferred stock dividends), (iii) the amount of non-cash charges (including depreciation and amortization) for such period, (iv) amortized debt discount for such period, and (v) the amount of any deduction to consolidated net income as the result of any grant to any members of the management of such Person of any Stock, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication. For purposes of this definition, and notwithstanding the foregoing, the following items shall be excluded in determining consolidated net income of a
Person: (1) the income (or deficit) of any other Person accrued prior to the date it became a Subsidiary of, or was merged or consolidated into, such Person or any of such Person's Subsidiaries; (2) the income (or deficit) of any other Person (other than a Subsidiary) in which such Person has an ownership interest, except to the extent any such income has actually been received by such Person in the form of cash dividends or distributions; (3) the undistributed earnings of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary; (4) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period; (5) any write-up of any asset; (6) any net gain from the collection of the proceeds of life insurance policies; (7) any net gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of such Person, (8) in the case of a successor to such Person by consolidation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, merger or transfer of assets, (9) any deferred credit representing the excess of equity in any Subsidiary of such Person at the date of acquisition of such Subsidiary over the cost to such Person of the investment in such Subsidiary (10) any ordinary or extraordinary gain realized after the Closing Date as a result of any judgment entered with respect to the litigation relating to any potential California Award, and (11) any ordinary or extraordinary loss incurred after the Closing Date of up to $12,000,000 in respect of the DEI Litigation.

                 "Eligible Accounts" shall have the meaning assigned to it in
Section 1.6 of the Agreement.

                 "Eligible Inventory" shall have the meaning assigned to it in
Section 1.7 of the Agreement.

                 "Environmental Laws" shall mean all applicable federal, state, local and foreign laws, statutes, ordinances, codes, rules, standards and regulations, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata). Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. Section Section 9601 et seq.) ("CERCLA"); the Hazardous Materials Transportation Authorization Act of 1994 (49 U.S.C. Section Section 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section Section 136 et seq.); the Solid Waste Disposal Act (42 U.S.C. Section
Section  6901 et seq.); the Toxic Substance Control Act (15 U.S.C. Section
Section 2601 et seq.); the Clean Air Act (42 U.S.C. Section Section 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C. Section Section 1251 et seq.); the Occupational Safety and Health Act (29 U.S.C. Section Section
651 et seq.); and the Safe Drinking Water Act (42 U.S.C. Section Section
300(f) et seq.), and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

                 "Environmental Liabilities" shall mean, with respect to any Person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, natural resource damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, arising under or related to any Environmental Laws, Environmental Permits, or in connection with any Release or threatened Release or presence of a Hazardous Material whether on, at, about, in, under, or migrating from or to any real or personal property of that Person.

                 "Environmental Permits" shall mean all permits, licenses, authorizations, certificates, approvals, registrations or other written documents required by any Governmental Authority under any Environmental Laws.

                 "Equipment" shall mean all "equipment," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located and, in any event, including all such Credit Party's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment (other than software constituting part of the Accounts), and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, all whether now owned or hereafter acquired, and wherever situated, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

                 "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

                 "ERISA Affiliate" shall mean, with respect to any Credit Party, any trade or business (whether or not incorporated) which, together with such Credit Party, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

                 "ERISA Event" shall mean, with respect to any Credit Party or any ERISA Affiliate, (a) any event described in Section 4043(c) of ERISA with respect to a Title IV Plan; (b) the withdrawal of any Credit Party or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Credit Party or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (e) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (f) the failure by any Credit Party or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Title IV Plan unless such failure is cured within 30 days; (g) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the termination of a Multiemployer Plan under Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under Section 4241 of ERISA; or (i) the loss of a Qualified Plan's qualification or tax exempt status.

                 "ESOP" shall mean a Plan which is intended to satisfy the requirements of Section 4975(e)(7) of the IRC.

                 "Event of Default" shall have the meaning assigned to it in
Section 8.1.

                 "Excess Cash Flow" shall mean, without duplication, with respect to any Fiscal Year of Borrower and its Subsidiaries, consolidated net income plus (a) depreciation, amortization and other non cash charges and Interest Expense to the extent deducted in determining consolidated net income, minus (c) Capital Expenditures during such Fiscal Year (excluding the portion thereof which is financed other than with the proceeds of Loans hereunder and excluding any Capital Expenditures in such Fiscal Year to the extent in excess of the amount permitted to be made in such Fiscal Year pursuant to clause (a) of Annex G), minus (d) Interest Expense paid or accrued (excluding any original issue discount, interest paid in kind or amortized debt discount, to the extent included in determining Interest Expense) and scheduled principal payments paid or payable in respect of Funded Debt, plus or minus (as the case may be), (e) extraordinary gains or losses which are cash items not included in the calculation of net income, minus (f) mandatory prepayments paid in cash pursuant to Section 1.3 other than mandatory prepayments made pursuant to Sections 1.3(b)(i), 1.3(b)(iv) or 1.3(d), minus voluntary prepayments paid in cash pursuant to Section 1.3 to the extent such prepayments are applied to any Term Loan installments in the inverse order of their maturities, and plus (g) taxes deducted in determining consolidated net income to the extent not paid for in cash. Notwithstanding the foregoing, losses with respect to the DEI Litigation shall not reduce Excess Cash Flow for any period.

                 "Fair Salable Balance Sheet" shall mean a balance sheet of Borrower prepared in accordance with Section 3.4(d).

                 "Federal Funds Rate" shall mean, for any day, a floating rate equal to the weighted average of the rates on overnight Federal funds transactions among members of the Federal Reserve System, as determined by Agent.

                 "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any successor thereto.

                 "Fees" shall mean any and all fees payable to Agent or any Lender pursuant to the Agreement or any of the other Loan Documents.

                 "Final Judgment" shall mean (a) an order, judgment, ruling or other decree (or any revision, modification or amendment thereto) issued and entered by the Lower Court in or relating to the DEI Litigation or by any other Federal court or state court as may have jurisdiction over any proceeding in connection with the DEI Litigation, which order, judgment, ruling or other decree has not been reversed, vacated, stayed, modified or amended and as to which (i) no appeal, petition for review, reargument, rehearing, reconsideration or certiorari has been taken and is pending and the time for filing of such appeal, petition for review, reargument, rehearing, reconsideration or certiorari has expired, or (ii) such appeal or petition has been heard and dismissed, denied or otherwise resolved and the time to further appeal or petition has expired with no further appeal or petition pending; or
(b) a settlement agreement, stipulation or other agreement entered into which has the effect of any aforesaid order, judgment, ruling or other decree with like finality.

                 "Financial Statements" shall mean the consolidated and consolidating income statements, statements of cash flows and balance sheets of Borrower delivered in accordance with Section 3.4 of the Agreement and Annex E to the Agreement.

                 "Fiscal Month" shall mean any of the monthly accounting periods of Borrower.

                 "Fiscal Quarter" shall mean any of the quarterly accounting periods of Borrower, ending on March 31, June 30, September 30 and December 31 of each year.

                 "Fiscal Year" shall mean any of the annual accounting periods of Borrower ending on December 31 of each year.

                 "Fixed Charge Coverage Ratio" shall mean, with respect to any Person for any fiscal period, the ratio of (i) EBITDA, minus Capital Expenditures, minus current federal tax expenses paid or accrued to (ii) scheduled payments of principal (excluding mandatory and voluntary prepayments) with respect to Indebtedness during such period, plus Interest Expense for such period.

                 "Fixtures" shall mean any "fixtures" as such term is defined in the Code, now owned or hereafter acquired by any Credit Party.

                 "Funded Debt" shall mean, with respect to any Person, all Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness and which by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person's option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including Capital Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and also including, in the case of Borrower, the Obligations.

                 "Funding Accounts" shall have the meaning assigned in Annex C.

                 "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect on the Closing Date, consistently applied as such term is further defined in Annex G to the Agreement.

                 "GE Capital Fee Letter" shall mean that certain letter, dated as of October 24, 1997, between GE Capital and Borrower with respect to certain Fees to be paid from time to time by Borrower to GE Capital.

                 "GECC Warrant Documents" shall mean, collectively, the GECC Warrants, the GECC Warrant Purchase Agreement and that certain Registration Rights Agreement dated as of October 24, 1997 among Borrower and certain holders of equity securities issued by Borrower.

                 "GECC Warrants" shall mean that certain Warrant To Purchase Common Stock of Code-Alarm, Inc. issued by Borrower on October 24, 1997 to GECC for the purchase of 131,718 initial shares of Borrower's Common Stock, no par value, for an initial exercise price of approximately $1.88 per share, and each warrant issued in substitution thereof pursuant to the terms thereof.

                 "GECC Warrant Purchase Agreement" shall mean that certain Warrant Purchase Agreement of even date herewith between Borrower and GECC with respect to the GECC Warrant.

                 "General Intangibles" shall mean any "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, and, in any event, including all right, title and interest which such Credit Party may now or hereafter have in or under any Contract, all customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights , all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Credit Party or any computer bureau or service company from time to time acting for such Credit Party.

                 "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                 "Guaranteed Indebtedness" shall mean, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such Person
(a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
(ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof. The amount of any Guaranteed Indebtedness at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is made and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness; or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

                 "Guaranties" shall mean, collectively, each Guaranty executed by a Credit Party in favor of Agent and Lenders, in respect of the Obligations.

                 "Hazardous Material" shall mean any substance, material or waste which is regulated by or forms the basis of liability under any Environmental Laws, including any material or substance which is (a) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "pollutant," "contaminant," "hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any Environmental Laws, (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or any radioactive substance (except for radioactive substances occurring as a result of natural conditions).

                 "Indebtedness" of any Person shall mean without duplication
(a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property payment for which is deferred six (6) months or more, but excluding obligations to trade creditors incurred in the ordinary course of business other than those that are overdue by more than six (6) months unless being contested in good faith, (b) all reimbursement and other obligations with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured, (c) all obligations evidenced by notes, bonds, debentures or similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations, (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured, (g) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (h) all Indebtedness referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, and (i) the Obligations.

                 "Indemnified Liabilities" shall have the meaning assigned to it in Section 1.13.

                 "Index Rate" shall mean, for any day, a floating rate equal to the higher of (i) the rate publicly quoted from time to time by The Wall Street Journal as the "PRIME RATE" or "base rate on corporate loans posted by at least 75% of the nations 30 largest banks" (or, if The Wall Street Journal ceases quoting a base rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent), and (ii) the Federal Funds Rate plus fifty (50) basis
points per annum.   Each change in any interest rate provided for in the
Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

                 "Index Rate Loan" shall mean a Loan or portion thereof bearing interest by reference to the Index Rate.

                 "Instruments" shall mean any "instrument," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all notes and other, without limitation, evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                 "Intellectual Property" shall mean any and all Licenses, Patents, Copyrights, Trademarks, trade secrets and customer lists.

                 "Intercompany Note" shall have the meaning assigned to it in
Section 6.3.

                 "Interest Expense" shall mean, with respect to any Person for any fiscal period, interest expense (whether cash or non-cash) of such Person determined in accordance with GAAP which is paid or accrued during the relevant period ended on such date, including, in any event, interest expense with respect to any Funded Debt of such Person, together with all cash dividends paid or accrued during such period with respect to any capital stock of such Person (including, without limitation, with respect to Borrower, its Series A Preferred Stock).

                 "Interest Payment Date" means (a) as to any Index Rate Loan, the first Business Day of each month to occur while such Loan is outstanding,
(b) as to any LIBOR Loan, the last day of the applicable LIBOR Period; provided that in the case of any LIBOR Period greater than three months in duration, interest shall be payable at three-month intervals and on the last day of such LIBOR Period; and provided further that, in addition to the foregoing, each of (x) the date upon which all of the Commitments have been terminated and the Loans have been paid in full and (y) the Commitment Termination Date shall be deemed to be an "Interest Payment Date" with respect to any interest which is then accrued under the Agreement.

                 "Inventory" shall mean any "inventory," as such term is defined in the Code, now or hereafter owned or acquired by any Credit Party, wherever located, and in any event including inventory, merchandise, goods and other personal property which are held by or on behalf of any Credit Party for sale or lease or are furnished or are to be furnished under a contract of service, or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Credit Party's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

                 "Investment Property" shall have the meaning ascribed thereto in Section 9-115 of the Code in those jurisdictions in which such definition has been adopted and shall include (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Credit Party, including the rights of any Credit Party to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all commodity contracts held by any Credit Party; and (iv) all commodity accounts held by any Credit Party.

                 "IRC" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto.

                 "IRS" shall mean the Internal Revenue Service, or any successor thereto.

                 "L/C Issuer" shall have the meaning assigned to such term in Annex B.

                 "L/C Sublimit" shall have the meaning assigned to such term in Annex B.
                 "Lenders" shall mean GE Capital, the other Lenders named on the signature page of the Agreement, and, if any such Lender shall decide to assign all or any portion of the Obligations, such term shall include such assignee.

                 "Letter of Credit Fee" has the meaning ascribed thereto in Annex B.

                 "Letter of Credit Obligations" shall mean all outstanding obligations incurred by Agent and Lenders at the request of Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of a reimbursement agreement or guaranty by Agent with respect to any Letter of Credit other than the Litigation L/C. The amount of such

Letter of Credit Obligations shall equal the maximum amount which may be payable by Agent or Lenders thereupon or pursuant thereto.

                 "Letters of Credit" shall mean commercial or standby letters of credit (including, without limitation, the Litigation L/C), issued for the account of Borrower by any L/C Issuer, and bankers' acceptances issued by Borrower, for which Agent and Lenders have incurred Letter of Credit Obligations or Litigation L/C Obligations.

                 "Letter of Credit Cash Collateral Account" has the meaning ascribed in Annex B.

                 "LIBOR Business Day" shall mean a Business Day on which banks in the city of London are generally open for interbank or foreign exchange transactions.

                 "LIBOR Loan" shall mean a Loan or any portion thereof bearing interest by reference to the LIBOR Rate.

                 "LIBOR Period" shall mean, with respect to any LIBOR Loan, each period commencing on a LIBOR Business Day selected by Borrower pursuant to the Agreement and ending one, two, three or six months thereafter, as selected by Borrower's irrevocable notice to Agent as set forth in Section 1.5(e); provided that the foregoing provision relating to LIBOR Periods is subject to the following:

                 (a) if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Period into another calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;

                 (b) any LIBOR Period that would otherwise extend beyond the Commitment Termination Date shall end two (2) LIBOR Business Days prior to such date;

                 (c) any LIBOR Period pertaining to a LIBOR Loan that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month;

                 (d) Borrower shall select LIBOR Periods so as not to require a payment or prepayment of any LIBOR Loan during a LIBOR Period for such Loan; and

                 (e) Borrower shall select LIBOR Periods so that there shall be no more than five (5) separate LIBOR Loans in existence at any one time.

                 "LIBOR Rate" shall mean for each LIBOR Period, a rate of interest determined by Agent equal to:

                 (a) the offered rate for deposits in United States Dollars for the applicable LIBOR Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the second full LIBOR Business Day next preceding the first day of each LIBOR Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); divided by

                 (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) LIBOR Business Days prior to the beginning of such LIBOR Period (including basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve system or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board which are required to be maintained by a member bank of the Federal Reserve System (such rate to be adjusted to the nearest one sixteenth of one percent (1/16th of 1%) or, if there is not a nearest one sixteenth of one percent (1/16th of 1%), to the next highest one sixteenth of one percent (1/16th of 1%).

                 If such interest rates shall cease to be available from Telerate News Service, the LIBOR Rate shall be determined from such financial reporting service or other information as shall be mutually acceptable to Agent and Borrower.

                 "License" shall mean any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Credit Party.

                 "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, collateral assignment, deposit arrangement, lien, charge with respect to specific property, claim with respect to specific property, security interest, easement or encumbrance, or preference, priority with respect to specific property or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction other than a financing statement filed solely with respect to a lessor's interest in property owned by such lessor).

                 "Litigation" shall have the meaning assigned to it in Section 3.13.

                 "Litigation Collateral Documents" shall mean, collectively, all Collateral Documents pursuant to which any Litigation Obligations are secured or guaranteed.

                 "Litigation Guaranty" shall mean that certain Limited Litigation Guaranty of even date herewith executed and delivered by the Pegasus Funds in favor of Agent and Lenders.

                 "Litigation L/C" shall mean a standby letter of credit issued for the account of Borrower by the L/C Issuer to secure the Bond and with respect to which Agent and Lenders have incurred Litigation L/C Obligations.

                 "Litigation L/C Agreement" shall mean that certain Litigation L/C and Term Loan C Agreement of even date herewith among Borrower, Agent and the Term Lenders pursuant to which the Agent and the Term Lender have agreed, subject to certain terms and conditions, to incur the Litigation L/C Obligations, advance Term Loan C and incur other Litigation Obligations and each of the parties thereto have agreed to the terms of repayment thereof.

                 "Litigation L/C Cash Collateral Account" has the meaning ascribed thereto in Annex B.

                 "Litigation L/C Issuance Date" shall mean a Business Day on or after which the conditions set forth in Sections 2.1, 2.3(I) and 2.4 shall have been satisfied and on which Borrower has requested the L/C Issuer to issue the Litigation L/C pursuant to the terms and conditions of Annex B and the Litigation L/C Agreement.

                 "Litigation L/C Obligations" shall mean all outstanding obligations incurred by Agent and Lenders, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of a reimbursement agreement, guaranty or similar accommodation by Agent with respect to the Litigation L/C. The amount of such Litigation L/C Obligations shall equal the maximum amount which may be payable by Agent or Lenders thereupon or pursuant thereto.

                 "Litigation Obligations" shall mean, collectively, the Litigation L/C Obligations, the outstanding principal balance of, and accrued interest on, Term Loan C, all Fees and expenses with respect to the Litigation L/C, and all other Obligations with respect to the Litigation L/C, the Litigation L/C Obligations or Term Loan C.

                 "Loan Account" shall have the meaning assigned to it in
Section 1.12.

                 "Loan Documents" shall mean the Agreement, the Notes, the Collateral Documents, the GECC Warrant Documents and all other agreements, instruments, documents and certificates identified in the Closing Checklist executed and delivered to, or in favor of, Agent and/or Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Credit Party, or any employee of any Credit Party, and delivered to Agent or any Lender in connection with the Agreement or the transactions contemplated hereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Agreement as the same may be in effect at any and all times such reference becomes operative.

                 "Loans" shall mean the Revolving Loan, the Swing Line Loan and the Term Loan.

                 "Lower Court" shall mean the United States District Court for the Eastern District of Michigan.

                 "Lower Court Judgment" shall mean a judgment or other award entered against Borrower (and, possibly, other Credit Parties) by the United States District Court for the Eastern District of Michigan with respect to the DEI Litigation (excluding any partial judgment or award until such time as a complete judgment or award has been entered by such court with respect to all matters at issue in the DEI Litigation).

                 "Management Options" shall mean, collectively, the stock options from time to time issued by Borrower pursuant to the Code- Alarm, Inc. 1987 Stock Option Plan dated as of May 29, 1987, as amended by Amendment No. 1 thereto dated as of March 16, 1990, and Amendment No. 2 thereto dated as of March 27, 1992, and the Code-Alarm, Inc. 1997 Stock Option Plan dated as of October 24, 1997.

                 "Margin Stock" shall have the meaning assigned to it in
Section 3.10.

                 "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of any Credit Party, (b) Borrower's ability to pay any of the Loans or any of the other Obligations in accordance with the terms of the Agreement, or any Credit Party's ability to perform its obligations under the terms of any Loan Document to which it is a party, (c) the Collateral or Agent's Liens, on behalf of itself and Lenders, on the Collateral or the priority of such Liens, or (d) Agent's or any Lender's rights and remedies under the Agreement and the
other Loan Documents.   Without limiting the foregoing, any event or occurrence
which results or could reasonably be expected to result in costs or liabilities in excess of $250,000 shall, for purposes of this Agreement and the other Loan Documents, be deemed to have a Material Adverse Effect. Notwithstanding the foregoing, the DEI Litigation shall not be deemed to have had, or reasonably be expected to have, a Material Adverse Effect unless (i) the sum of (A) the amount of the Lower Court Judgment, the Final Judgment or any other judgment with respect to the DEI Litigation plus (B) the aggregate amount of accrued and unpaid expenses (including, without limitation, legal fees) incurred by the Credit Parties with respect to the DEI Litigation as of the time of the entry or other determination of such judgment, exceeds $12,000,000 (provided, however, the amount determined pursuant to clause (B) shall not be included in such sum to the extent that, as the date of determination hereof, the Net Borrowing Base Availability minus the Letter of Credit Obligations and minus such amount, exceeds $500,000), (ii) the Lower Court Judgment is reasonably expected to be entered and the conditions described in Section 2.3(I) shall not have been satisfied, or could reasonably be expected to be unsatisfied, by the time specified in Section 2.3(I)(c), or the Bond or the Litigation L/C is otherwise reasonably expected not to be issued or (iii) the Final Judgment is reasonably expected to be entered and the conditions described in Section 2.2 shall not have been satisfied, or could reasonably be expected to be unsatisfied, by the time specified in Section 2.2(c), or Term Loan B is otherwise reasonably expected not to be made.

                 "Maximum Amount" shall mean, at any particular time, an amount equal to the Revolving Loan Commitment of all Lenders.

                 "Mortgaged Properties" shall have the meaning assigned to it in Annex D.

                 "Mortgages" shall mean, collectively, each mortgage, deed of trust, leasehold mortgage, leasehold deeds of trust, collateral assignment of leases or other real estate security document executed by a Credit Party in favor of Agent, on behalf of itself and Lenders, with respect to the Mortgaged Properties, as security for the Obligations or for such Credit Party's guaranty obligations with respect to the Obligations.

                 "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA, and to which any Credit Party or ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

                 "Net Borrowing Availability" shall mean as of any date of determination, the lesser of (a) the Maximum Amount and (b) the Borrowing Base, less the sum of the aggregate Revolving Loan and Swing Line Loan then outstanding.

                 "Net Litigation Liability" shall have the meaning assigned to it in Section 2.2.

                 "Net Worth" shall mean, with respect to any Person as of any date of determination, and without duplication, the book value of the total gross assets of such Person, minus (a) reserves applicable thereto, and minus
(b) all of such Person's liabilities on a consolidated basis (including accrued and deferred income taxes), all as determined in accordance with GAAP, excluding the effects of losses incurred after the Closing Date of up to $12,000,000 in respect of the DEI Litigation, and the effects of charge-offs or writedowns of up to $3,500,000 related to the Tessco Liquidation (all such charge-offs or writedowns to occur by December 31, 1997).

                 "Notes" shall mean the Revolving Notes, the Swing Line Notes and the Term Notes, collectively.

                 "Notice of Conversion/Continuation" shall have the meaning assigned to it in Section 1.5(e).

                 "Notice of Revolving Credit Advance" shall have the meaning assigned to it in Section 1.1(a).

                 "Notice of Term Loan B Advance" shall have the meaning assigned to it in Section 1.1(c)(i).

                 "Notice of Term Loan C Advance" shall have the meaning assigned to it in Section 1.1(d)(iii).

                 "Obligations" shall mean all loans, advances, debts, liabilities and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Credit Party to Agent or any Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Agreement or any of the other Loan Documents. This term includes all principal, interest (including all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of any Credit Party, whether or not allowed in such proceeding), Fees, Charges, Letter of Credit Obligations, Litigation L/C Obligations, expenses, attorneys' fees and any other sum chargeable to any Credit Party under the Agreement or any of the other Loan Documents.

                 "OEM Accreditations" shall mean, collectively, the accreditations and similar awards granted or afforded to Borrower or any other Credit Party by one or more customers party to an OEM Contract with respect to any products or services sold or provided by Borrower or any other Credit Parties to such customers pursuant to such OEM Contracts, including, without limitation, the accreditations described on Disclosure Schedule (3.22).

                 "OEM Contracts" shall mean, collectively, the agreements to which one or more Credit Parties is party, together with their related purchase orders, renewals, exhibits and schedules, of the type described in Section 3.22, including, without limitation, those listed on Disclosure Schedule (3.22), in any case pursuant to which revenues have been generated (or are reasonably expected to be generated) by the Credit Parties in excess of $1,000,000 per annum.

                 "Overadvance" shall have the meaning assigned to it in Section 1.1(a)(iii).

                 "Patent License" shall mean rights under any written agreement now owned or hereafter acquired by any Credit Party granting any right with respect to any invention on which a Patent is in existence.

                 "Patent Security Agreements" shall mean, collectively, each Patent Security Agreement executed by a Credit Party in favor of Agent, on behalf of itself and Lenders, with respect to Patents and Patent Licenses, as security for the Obligations or for such Credit Party's guaranty obligation with respect to the Obligations.

                 "Patents" shall mean all of the following in which any Credit Party now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country, and
(b) all reissues, continuations, continuations-in-part or extensions thereof.

                 "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

                 "Pegasus Funds" shall mean, collectively, Pegasus Partners, L.P., a Delaware limited partnership, and Pegasus Related Partners, L.P., a Delaware limited partnership.

                 "Permitted Encumbrances" shall mean the following encumbrances: (a) Liens for taxes or assessments or other governmental Charges not yet due and payable; (b) pledges or deposits of money securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) pledges or deposits of money made in the ordinary course of business securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Credit Party is a party as lessee; (d) deposits of money securing statutory obligations of any Credit Party; (e) inchoate and unperfected workers', mechanics' or similar liens arising in the ordinary course of business, so long as such Liens attach only to Equipment, Fixtures and/or Real Estate; (f) carriers', warehousemen's, suppliers' or other similar possessory liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $25,000 at any time, so long as such Liens attach only to Inventory;
(g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Credit Party is a party; (h) any attachment or judgment lien not constituting an Event of Default under Section 8.1(j); (i) zoning restrictions, easements, licenses, or other restrictions on the use of any Real Estate or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such Real Estate; (j) presently existing or hereinafter created Liens in favor of Agent, on behalf of Lenders; and (k) Liens expressly permitted under clauses (b) and (c) of Section 6.7 of the Agreement.

                 "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

                 "Plan" shall mean, at any time, an employee benefit plan, as defined in Section 3(3) of ERISA, which any Credit Party maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any Credit Party.

                 "Pledge Agreements" shall mean, collectively, each Pledge Agreement, executed by a Credit Party in favor of Agent, on behalf of itself and Lenders, with respect to Stock or investment property, as security for the Obligations or for such Credit Party's guaranty obligations with respect to the Obligations.

                 "Prior Lender" shall mean NBD Bank.

                 "Prior Lender Obligations" shall mean all loans, letter of credit obligations, fees, expense reimbursement obligations, indemnification obligations, and other obligations of payment or performance, whether liquidated or contingent, and whether or not due and payable, owing by any of the Credit Parties to the Prior Lender or any participant or assignee of the Prior Lender, other than unsecured obligations to such parties with respect to unknown reimbursement or indemnification obligations and ongoing fees, expenses and other obligations arising from the continuation of portions of the Cash Management System with the Prior Lender.

                 "Proceeds" shall mean "proceeds," as such term is defined in the Code and, in any event, shall include (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Credit Party from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Credit Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (c) any claim of any Credit Party against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the goodwill associated with any Trademark or Trademark License, (d) any recoveries by any Credit Party against third parties with respect to any litigation or dispute concerning any of the Collateral, and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, upon disposition or otherwise.

                 "Pro Forma" means the unaudited consolidated and consolidating balance sheet of Borrower and its Subsidiaries delivered pursuant to Section
3.4 after giving pro forma effect to the Related Transactions.

                 "Projections" means Borrower's forecasted consolidated: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and
(d) capitalization statements, in each case prepared in a manner consistent with the historical Financial Statements of the Borrower, together with appropriate supporting details and a statement of underlying assumptions.

                 "Pro Rata Share" shall mean with respect to all matters relating to any Lender (a) with respect to the Revolving Loan or the Swing Line Loan, the percentage obtained by dividing (i) the Revolving Loan Commitment, including the Swing Line Commitment of that Lender by (ii) the aggregate Revolving Loan Commitments, including the Swing Line Commitment of all Lenders, and (b) with respect to the Term Loans, the percentage obtained by dividing (i) the

Term Loan Commitments of that Lender by (ii) the aggregate Term Loan Commitments of all Lenders, as any such percentages may be adjusted by assignments permitted pursuant to Section 9.1.

                 "Qualified Plan" shall mean a Plan which is intended to be tax-qualified under Section 401(a) of the IRC.

                 "Qualified Public Offering" shall mean a firm underwritten public offering of common stock registered under the Securities Act of 1933, as amended, by a nationally recognized investment banking firm, and after giving effect to which the issuer shall be or remain qualified for listing on the NASDAQ National Market, the American Stock Exchange or the New York Stock Exchange.

                 "Real Estate" shall have the meaning assigned to it in Section 3.6.

                 "Refinancing" shall mean the repayment in full by Borrower of the Prior Lender Obligations on the Closing Date and the replacement, termination or securing of any letter of credit obligations constituting Prior Lender Obligations pursuant to Section 2.1(b) on the Closing Date.

                 "Refunded Swing Line Loan" shall have the meaning assigned to it in Section 1.1(e)(iii).

                 "Related Transactions" means the initial borrowing under the Revolving Loan and borrowing of the Term Loan A on the Closing Date, the issuance of the GECC Warrants, the Refinancing, the issuance of the Series A Preferred Stock and the "Attached Warrants" and "Shortfall Warrants" (as defined in the Series A Preferred Stock Documents), the issuance of the Series B Preferred Stock, the payment of all fees, costs and expenses associated with all of the foregoing, and the execution and delivery of all of the Related Transactions Documents.

                 "Related Transactions Documents" shall mean the Loan Documents, the Series A Preferred Stock Documents, the Series B Preferred Stock Documents, and the agreements and documents evidencing and governing the terms of the Refinancing.

                 "Release" shall mean any release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material in the indoor or outdoor environment, including the movement of Hazardous Material through or in the air, soil, surface water, ground water or property.

                 "Requisite Lenders" shall mean (a) Lenders having more than sixty-six and two-thirds percent (66 2/3%) of the Commitments of all Lenders, or (b) if the Commitments have been terminated, more than sixty-six and two-thirds percent (66 2/3%) of the aggregate outstanding amount of all Loans (with the Swing Line Loan being attributed to the Lender making such loan), Letter of Credit Obligations and Litigation L/C Obligations.

                 "Requisite Revolving Lenders" shall mean (a) Lenders having more than sixty-six and two-thirds percent (66 2/3%) of the Revolving Loan Commitments of all Lenders, or (b) if the Revolving Loan Commitments have been terminated, more than sixty-six and two-thirds percent (66 2/3%) of the aggregate outstanding amount of the Revolving Loan (with the Swing Line Loan being attributed to the Lender making such Loan) and Letter of Credit Obligations.

                 "Reserves" shall mean, with respect to the Borrowing Base (a) reserves established by Agent from time to time against Borrower's and/or Tessco's Eligible Inventory pursuant to Section 5.9, (b) reserves established pursuant to Section 5.4(c), and (c) such other reserves against Borrower's and/or Tessco's Eligible Accounts or Eligible Inventory of Borrower or Tessco which Agent may, in its reasonable credit judgment, establish from time to time. Without limiting the generality of the foregoing, reasonable Reserves established to ensure the payment of accrued Interest Expenses or Indebtedness, Reserves for product warranty liabilities and expenses, and Reserves for physical Inventory test counts, shall be deemed to be a reasonable exercise of Agent's credit judgment.

                 "Restricted Payment" shall mean (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of a Person's Stock (other than common stock dividends and, in the case of the Series A Preferred Stock, non-cash, payment-in-kind dividends), (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of a Person's Stock or any other payment or distribution made in respect thereof, either directly or indirectly, (c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, put, call, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any Subordinated Debt; (d) any payment made to redeem, purchase, repurchase, put, call or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Stock of such Person now or hereafter outstanding; (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of such Person's Stock or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (f) any payment, loan, contribution, or other transfer of funds or other property to any stockholder of such Person; and (g) any payment of management fees (or other fees of a similar nature) by such Person to any stockholder of such Person or their Affiliates.

                 "Retiree Welfare Plan" shall mean, at any time, a Plan that is a "welfare plan" as defined in Section 3(2) of ERISA, that provides for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

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                 "Revolving Credit Advance" shall have the meaning assigned to it in Section 1.1(a)(i).

                 "Revolving Lenders" shall mean, as of any date of determination, Lenders having a Revolving Loan Commitment.

                 "Revolving Loan" shall mean as the context may require, at any time, the sum of (i) the aggregate amount of outstanding Revolving Credit Advances plus (ii) the aggregate Letter of Credit Obligations.

                 "Revolving Loan Commitment" shall mean (a) as to any Lender, the aggregate commitment of such Lender to make Revolving Credit Advances (including without duplication Swing Line Advances) and/or incur Letter of Credit Obligations as set forth in the signature page to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Advances (including without duplication Swing Line Advances) and/or incur Letter of Credit Obligations, which aggregate commitment shall be Twelve Million Dollars ($12,000,000.00) on the Closing Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

                 "Revolving Note" shall have the meaning assigned to it in
Section 1.1(a)(ii).

                 "Security Agreements" shall mean, collectively, each Security Agreement executed by a Credit Party in favor of Agent, on behalf of itself and Lenders, as security for the Obligations or for such Credit Party's guaranty obligations with respect to the Obligations.

                 "Series A Preferred Stock" shall mean Borrower's Series A Preferred Stock, $0.01 par value, and Series A-2 Preferred Stock, $0.01 par value.

                 "Series A Preferred Stock Documents" shall mean, collectively,
(a) that certain Unit Purchase Agreement dated as of October 24, 1997 among Borrower and the Pegasus Funds, (b) that certain Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series A Preferred Stock of Code-Alarm, Inc. adopted by Borrower's board of directors as of October 24, 1997, (c) that certain Registration Rights Agreement dated as of October 24, 1997 among Borrower and certain holders of equity securities issued by Borrower and (d) the Series A Warrants.

                 "Series A Warrants" shall mean, collectively, the "Attached Warrants", "Shortfall Warrants" and "Litigation Warrants", as each of such terms is defined in the Series A Preferred Stock Documents.

                 "Series B Pledgor" shall mean Mr. Craig S. Camalo.

                 "Series B Preferred Stock" shall mean Borrower's Series B Preferred Stock, no par value.

                 "Series B Preferred Stock Documents" shall mean (a) that certain Subscription Agreement for Code-Alarm Inc. Series B Preferred Stock of even date herewith between the Series B Pledgor and Borrower and (b) that certain Certificate of Designation, Number, Powers, Preference and Relative, Participating, Optional, and Other Rights of Series B Preferred Stock of Code-Alarm, Inc.

                 "Solvent" shall mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person on a going concern basis is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probably liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as litigation, guarantees and pension plan liabilities) at any time shall be computed as the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

                 "Stock" shall mean all shares, options, warrants, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

                 "Subordinated Debt" shall mean any Indebtedness of any Credit Party subordinated to the Obligations in a manner and form satisfactory to Agent and Lenders in their sole discretion, as to right and time of payment and as to any other rights and remedies thereunder, including, without limitation, any Subordinated Debt issued by Borrower for the purposes described in Section 2.2(b).

                 "Subsidiary" shall mean, with respect to any Person, (a) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of fifty percent

(50%) or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner.

                 "Supermajority Revolving Lenders" shall mean (a) Lenders having eighty percent (80%) or more of the Revolving Loan Commitments of all Lenders, or (b) if the Revolving Loan Commitments have been terminated, eighty percent (80%) or more of the aggregate outstanding amount of the Revolving Loan (with the Swing Line Loan being attributed to the Lender making such Loan) and Letter of Credit Obligations.

                 "Supplemental Amount" shall mean $4,000,000, provided that the Supplemental Guaranty is valid, binding and enforceable, and otherwise the "Supplemental Amount" shall equal zero..

                 "Supplemental Guaranty" shall mean that certain Limited Supplemental Guaranty of even date herewith executed and delivered by the Pegasus Funds.

                 "Swing Line Advance" has the meaning assigned to it in Section 1.1(e)(i).

                 "Swing Line Availability" has the meaning assigned to it in
Section 1.1(e)(i).

                 "Swing Line Commitment" shall mean, as to the Swing Line Lender, the commitment of the Swing Line Lender to make Swing Line Loans as set forth on the signature page to the Agreement, which commitment constitutes a subfacility of the Revolving Loan Commitment of the Swing Line Lender.

                 "Swing Line Lender" shall mean GE Capital.

                 "Swing Line Loan" shall mean, as the context may require, at any time, the aggregate amount of outstanding Swing Line Advances.

                 "Swing Line Note" has the meaning assigned to it in Section 1.1(e)(ii).

                 "Taxes" shall mean taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Agent or a Lender by the jurisdictions under the laws of which Agent and Lenders are organized or in which they otherwise conduct operations, or any political subdivision thereof.

                 "Term A Note" shall have the meaning assigned to it in Section 1.1(b)(i).

                 "Term B Note" shall have the meaning assigned to it in Section 1.1(c)(i).

                 "Term C Note" shall have the meaning assigned to it in Section 1.1(d).

                 "Term Lenders" shall mean those Lenders having Term Loan Commitments.

                 "Term Loan A" shall have the meaning assigned to it in Section 1.1(b)(i).

                 "Term Loan A Commitment" shall mean (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of the Term Loan A as set forth on the signature page to the Agreement or in the most recent Assignment Agreement executed by such Lender, and (b) as to all such Lenders, the aggregate commitment of all Lenders to make the Term Loan A, which aggregate commitment shall be One Million Five Hundred Thousand Dollars ($1,500,000) on the Closing Date.

                 "Term Loan B" shall have the meaning assigned to it in Section 1.1(c)(i).

                 "Term Loan B Commitment" shall mean (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of the Term Loan B as set forth in the signature page to the Agreement or in the most recent Assignment Agreement executed by such Lender, and (b) as to all such Lenders, the aggregate commitment of all Lenders to make the Term Loan B, which aggregate commitment shall be Three Million Dollars ($3,000,000.00) on the Closing Date.

                 "Term Loan B Funding Date" shall mean a Business Day on or after which the conditions set forth in Sections 2.1, 2.2 and 2.4 shall have been satisfied and on which the Term Lenders have been requested to fund the Term Loan B pursuant to Section 1.1(c)(i).

                 "Term Loan C" shall have the meaning assigned to it in Section 1.1(d).

                 "Term Loan C Commitment" shall mean (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of the Term Loan C as set forth in the signature pages to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all such Lenders, the aggregate commitment of all Lenders to make the Term Loan C, which aggregate commitment shall be Twelve Million Dollars ($12,000,000) on the Closing Date.

                 "Term Loan C Funding Date" shall mean a Business Day on or after which the conditions set forth in Sections 2.1, 2.3(II) and 2.4 shall have been satisfied and on which the Term Lenders have been requested to fund the Term Loan C pursuant to Section 1.1(c) of the Litigation L/C Agreement.

                 "Term Loan Commitment" shall mean, collectively, the Term Loan A Commitment, the Term Loan B Commitment and the Term Loan C Commitment.

                 "Term Loan(s)" shall mean the Term Loan A, the Term Loan B, the Term Loan C, any portion or component of the Term Loan A, Term Loan B or Term Loan C, or the Term Loan A, the Term Loan B and the Term Loan C, collectively, in each case as the context requires.

                 "Term Note" shall mean, collectively, the Term A Note, the Term B Note and the Term C Note, or any one of such instruments.

                 "Termination Date" shall mean the date on which the Loans have been indefeasibly repaid in full and all other Obligations under the Agreement and the other Loan Documents have been completely discharged and Letter of Credit Obligations and Litigation L/C Obligations have been cash collateralized, cancelled or backed by stand-by letters of credit in accordance with Annex B, and Borrower shall have no further right to borrow any monies or obtain additional financial accommodations under the Agreement or the Litigation L/C Agreement.

                 "Tessco" means Tessco Group, Inc., a Michigan corporation.

                 "Tessco Liquidation" shall mean the merger of Tessco with and into Borrower, or the liquidation or dissolution of Tessco such that the assets and liabilities of Tessco immediately prior to such liquidation or dissolution are assigned to and assumed by Borrower upon the consummation of such liquidation or dissolution.

                 "Tessco Liquidation Reserve" shall mean, as of any date of determination, the total liabilities and contingent liabilities (to the extent known and probable) of Tessco, other than Tessco's intercompany liabilities owing to Borrower and Tessco's obligations to Agent and Lenders under the Loan Documents, plus an amount equal to two months' rental obligations with respect to all existing operating leases of Tessco.

                 "Title IV Plan" shall mean an employee pension benefit plan, as defined in Section 3 (2) of ERISA (other than a Multiemployer Plan), which is covered by Title IV of ERISA, and which any Credit Party or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

                 "Trademark License" shall mean rights under any written agreement now owned or hereafter acquired by any Credit Party granting any right to use any Trademark.

                 "Trademark Security Agreements" shall mean, collectively, each Trademark Security Agreement executed by a Credit Party in favor of Agent, on behalf of Lenders, with respect to Trademarks and Trademark Licenses, as security for the Obligations or for such Credit Party's guaranty obligations with respect to the Obligations.

                 "Trademarks" shall mean all of the following now owned or hereafter acquired by any Credit Party: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

                 "Unfunded Pension Liability" shall mean, at any time, the aggregate amount, if any, of the sum of (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions for funding purposes in effect under such Title IV Plan, and (b) for a period of five (5) years following a transaction which might reasonably be expected to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by any Credit Party or any ERISA Affiliate as a result of such transaction.

                 All other undefined terms contained in any of the Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the State of Illinois to the extent the same are used or defined therein. Unless otherwise specified, references in the Agreement or any of the Appendices to a Section, subsection or clause refer to such Section, subsection or clause as contained in the Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole, including all Annexes, Exhibits and Schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in the Agreement or any such Annex, Exhibit or Schedule.

                 Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Loan Documents) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in any Loan Document refers to the knowledge (or an analogous phrase) of any Credit Party, such words are intended to signify that the chief financial officer or chief executive officer of such Credit Party has actual knowledge or awareness of a particular fact or circumstance or that either such officer, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.





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                                 *   *   *   *





                                    A-33
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                             ANNEX B (SECTION 1.2)
                                       TO
                                CREDIT AGREEMENT

                               LETTERS OF CREDIT

                 (a) Issuance. Subject to the terms and conditions of the Agreement and the Litigation L/C Agreement, Agent and Revolving Lenders agree to incur (or in the case of the Litigation L/C, the Term Lenders agree to incur), from time to time prior to the Commitment Termination Date, upon the request of Borrower, Letter of Credit Obligations and Litigation L/C Obligations by causing Letters of Credit to be issued (by a bank or other legally authorized Person selected by or acceptable to Agent in its sole discretion (each, an "L/C Issuer")) for Borrower's account and guaranteed by Agent; provided, however, that if the L/C Issuer is a Revolving Lender, then such Letters of Credit (other than the Litigation L/C) shall not be guaranteed by Agent but rather each Revolving Lender shall, subject to the terms and conditions hereinafter set forth, purchase (or be deemed to have purchased) risk participations in all such Letters of Credit issued with the written consent of Agent, as more fully described in paragraph (b)(ii) below; and, provided, further, that if the L/C Issuer is a Term Lender, then the Litigation L/C shall not be guaranteed by Agent but rather each Term Lender shall, subject to the terms and conditions hereinafter set forth, purchase (or be deemed to have purchased) risk participations in the Litigation L/C, as more fully described in paragraph (b)(ii) below. The aggregate amount of all such Letter of Credit Obligations shall not at any time exceed the least of (i) One Million Dollars ($1,000,000.00) (the "L/C Sublimit"), and (ii) the Maximum Amount less the aggregate outstanding principal balance of the Revolving Credit Advances and the Swing Line Loan, and (iii) the Borrowing Base less the aggregate outstanding principal balance of the Revolving Credit Advances and the Swing Line Loan. The aggregate amount of all Litigation L/C Obligations shall not at any time exceed the least of (i) $12,000,000, (ii) the amount necessary to obtain and secure the Bond and (iii) the aggregate maximum amount of Litigation L/C Obligations which are guaranteed pursuant to the terms and conditions of the Litigation Guaranty. No such Letter of Credit shall have an expiry date which is more than one year following the date of issuance thereof, and neither Agent nor any Lenders shall be under any obligation to incur Letter of Credit Obligations in respect of, or purchase risk participations in, any Letter of Credit having an expiry date which is later than the Commitment Termination Date.

                 (b) Advances Automatic; Participations. (i) In the event that Agent or any Revolving Lender shall make any payment on or pursuant to any Letter of Credit Obligation, such payment shall then be deemed automatically to constitute a Revolving Credit Advance to the applicable Borrower under Section 1.1(a) of the Agreement regardless of whether a Default or Event of Default shall have occurred and be continuing and notwithstanding Borrower's failure to satisfy the conditions precedent set forth in Section 2, and each Revolving Lender shall be obligated to pay its Pro Rata Share thereof in accordance with the Agreement. The failure of any Revolving Lender to make available to Agent for Agent's own account its Pro Rata Share of any such Revolving Credit Advance or payment by Agent under or in respect of a Letter of

Credit (other than the Litigation L/C) shall not relieve any other Revolving Lender of its obligation hereunder to make available to Agent its Pro Rata Share thereof, but no Revolving Lender shall be responsible for the failure of any other Revolving Lender to make available such other Revolving Lender's Pro Rata Share of any such payment.

                 (ii) In the event that Agent or any Term Lender shall make payments on or pursuant to the Litigation L/C Obligations, such payments shall then be deemed automatically to constitute all or part of the Term Loan C to Borrower pursuant to Section 1.1(d)(ii) of the Agreement and pursuant to the Litigation L/C Agreement regardless of whether a Default or Event of Default shall have occurred and be continuing and notwithstanding Borrower's failure to satisfy any of the conditions precedent set forth in Section 2.4, and each Term Lender shall be obligated to pay its Pro Rata Share thereof to the Agent in accordance with the Agreement. The failure of any Term Lender to make available to Agent for Agent's own account its Pro Rata Share of any such payment by Agent under or in respect of the Litigation L/C shall not relieve any other Term Lender of its obligation hereunder to make available to Agent its Pro Rata Share thereof, but no Term Lender shall be responsible for the failure of any other Term Lender to make available such other Term Lender's Pro Rata Share of any such payment.

                 (iii) If it shall be illegal or unlawful for Borrower to incur Revolving Credit Advances as contemplated by paragraph (b)(i) above because of an Event of Default described in Section 8.1(h) or (i) or otherwise or if it shall be illegal or unlawful for any Revolving Lender to be deemed to have assumed a ratable share of the reimbursement obligations owed to an L/C Issuer, or if the L/C Issuer is a Revolving Lender, then (i) immediately and without further action whatsoever, each Revolving Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation equal to such Revolving Lender's Pro Rata Share (based on the Revolving Loan Commitments) of the Letter of Credit Obligations in respect of all Letters of Credit then outstanding and (ii) thereafter, immediately upon issuance of any Letter of Credit, each Revolving Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation in such Revolving Lender's Pro Rata Share (based on the Revolving Loan Commitments) of the Letter of Credit Obligations with respect to such Letter of Credit on the date of such issuance. Each Revolving Lender shall fund its participation in all payments or disbursements made under the Letters of Credit in the same manner as provided in the Agreement with respect to Revolving Credit Advances.

                 (iv) If it shall be illegal or unlawful for Borrower to incur the Term Loan C as contemplated by paragraph (b)(ii) above because of an Event of Default described in Section 8.1(h) or (i) or otherwise or if it shall be illegal or unlawful for any Term Lender to be deemed to have assumed a ratable share of the reimbursement obligations owed to an L/C Issuer, or if the L/C Issuer is a Term Lender, then immediately and without further action whatsoever, each Term Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation equal to such Term

Lender's Pro Rata Share (based on the Term Loan C Commitments) of the Litigation L/C Obligations. Each Term Lender shall fund its participation in all payments or disbursements made under the Litigation L/C as provided in the Agreement.

                 (c) Cash Collateral. If Borrower is required to provide cash collateral for any Letter of Credit Obligations or Litigation L/C Obligations pursuant to the Agreement prior to the Commitment Termination Date, Borrower will pay to Agent for the benefit of the applicable Lenders cash or cash equivalents acceptable to Agent ("Cash Equivalents") in an amount equal to 105% of the maximum amount then available to be drawn under each applicable Letter of Credit outstanding for the benefit of Borrower. Any and all such funds or Cash Equivalents securing or otherwise relating to any Letter of Credit Obligations shall be held by Agent in a cash collateral account (the "Letter of Credit Cash Collateral Account") maintained at a bank or financial institution acceptable to Agent. Any and all such funds or Cash Equivalents securing or otherwise relating to the Litigation L/C Obligations shall be held by Agent in a cash collateral account (the "Litigation L/C Cash Collateral Account") maintained at a bank or financial institution acceptable to Agent. The Letter of Credit Cash Collateral Account and the Litigation L/C Cash Collateral Account shall collectively be referred to as the "Cash Collateral Accounts." The Cash Collateral Accounts shall be in the name of Borrower and shall be pledged to, and subject to the control of, Agent, for the benefit of Agent and Lenders, in a manner satisfactory to Agent. Borrower hereby pledges and grants to Agent, on behalf of Lenders, a security interest in all such funds and Cash Equivalents held in the Cash Collateral Accounts from time to time and all proceeds thereof, as security for the payment of all amounts due in respect of the Letter of Credit Obligations, Litigation L/C Obligations and other Obligations, whether or not then due. The Agreement, including this Annex B, shall constitute a security agreement under applicable law. The funds, Cash Equivalents and proceeds of, in or relating to the Litigation L/C Cash Collateral Account shall at all times be segregated from, and shall not at any time be commingled or deposited with, the funds, Cash Equivalents and proceeds of, in or relating to the Letter of Credit Cash Collateral Account, and the Borrower hereby agrees and acknowledges to take all necessary and appropriate actions to effect such segregation and to prevent any such commingling.

                 If any Letter of Credit Obligations or Litigation L/C Obligations, whether or not then due and payable, shall for any reason be outstanding on the Commitment Termination Date, Borrower shall either (i) provide cash collateral therefor in the manner described above, or (ii) cause all such Letters of Credit and guaranties thereof to be canceled and returned, or (iii) deliver a stand-by letter (or letters) of credit in guaranty of such Letter of Credit Obligations and Litigation L/C Obligations, which stand-by letter (or letters) of credit shall be of like tenor and duration as, and in an amount equal to 105% of the aggregate maximum amount then available to be drawn under, the Letters of Credit to which such outstanding Letter of Credit Obligations or Litigation L/C Obligations relate and shall be issued by a Person, and shall be subject to such terms and conditions, as are be satisfactory to Agent in its sole discretion.

                 From time to time after funds are deposited in the Cash Collateral Accounts by Borrower, whether before or after the Commitment Termination Date, Agent may apply such funds or Cash Equivalents then held in the Cash Collateral Accounts to the payment of any amounts, in such order as Agent may elect, as shall be or shall become due and payable by Borrower to Lenders with respect to such Letter of Credit Obligations and Litigation L/C Obligations of Borrower and, upon the satisfaction in full of all Letter of Credit Obligations and Litigation L/C Obligations, to any other Obligations then due and payable.

                 Neither Borrower nor any Person claiming on behalf of or through Borrower shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Accounts, except that upon the termination of all Letter of Credit Obligations and Litigation L/C Obligations and the payment of all amounts payable by Borrower to Lenders in respect thereof, any funds remaining in the Cash Collateral Accounts shall be applied to other Obligations when due and owing and upon payment in full of such Obligations, any remaining amount shall be paid to Borrower or as otherwise required by law.

                 (d) Fees and Expenses. Borrower agrees to pay to Agent for the benefit of Revolving Lenders and Term Lenders, as applicable, as compensation to such Lenders for Letter of Credit Obligations and Litigation L/C Obligations incurred hereunder, (x) all costs and expenses incurred by Agent or any Lender on account of such Letter of Credit Obligations and Litigation L/C Obligations, and (y) for each month during which any Letter of Credit Obligation or Litigation L/C Obligations shall remain outstanding, a fee (the "Letter of Credit Fee") in an amount equal to (i) in the case of Letters of Credit other than the Litigation L/C, two percent (2.00%) per annum multiplied by the maximum amount available from time to time to be drawn under the applicable Letter of Credit and (ii) in the case of the Litigation L/C, three percent (3.00%) per annum multiplied by the maximum amount available from
time to time to be drawn under the Litigation L/C.   Such fee shall be paid to
Agent for the benefit of the applicable Lenders in arrears, on the first day of each month. In addition, Borrower shall pay to any L/C Issuer, on demand, such fees (including all per annum fees), charges and expenses of such L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued.

                 (e) Request for Incurrence of Letter of Credit Obligations or Litigation L/C Obligations. Borrower shall give Agent at least two (2) Business Days prior written notice requesting the incurrence of any Letter of Credit Obligation or Litigation L/C Obligations, specifying the date such Letter of Credit Obligation or Litigation L/C Obligations is to be incurred, identifying the beneficiary to which such Letter of Credit Obligation or Litigation L/C Obligations relates and describing the nature of the transactions proposed to be supported thereby. The notice shall be accompanied by the form of the Letter of Credit (which shall be acceptable to the L/C Issuer) to be guarantied and shall include (i) a representation and warranty by Borrower that all of the conditions set forth in Sections 2.1, 2.3(II) and 2.4 of the Credit Agreement have been satisfied and (ii) a reaffirmation by Borrower of the granting and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Litigation Collateral Documents. Notwithstanding anything contained herein to the contrary, Letter of Credit applications by Borrower and approvals by Agent may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among Borrower, Agent and the L/C Issuer.

                 (f) Obligation Absolute. The obligation of Borrower to reimburse Agent, Revolving Lenders and Term Lenders, as applicable, for payments made with respect to any Letter of Credit Obligation or Litigation L/C Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities, and the obligations of each such Lender to make payments to Agent with respect to Letters of Credit shall be unconditional and irrevocable. Such obligations of Borrower and Lenders shall be paid strictly in accordance with the terms hereof under all circumstances including the following circumstances:

                 (i) any lack of validity or enforceability of any Letter of Credit, the Litigation Guaranty, the Agreement or the other Loan Documents or any other agreement;

                 (ii) the existence of any claim, set-off, defense or other right which Borrower or any of their respective Affiliates or any Lender may at any time have against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such transferee may be acting), Agent, any Lender, or any other Person, whether in connection with the Agreement, the Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between Borrower or any of their respective Affiliates and the beneficiary for which the Letter of Credit was procured);

                 (iii) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                 (iv) payment by Agent (except as otherwise expressly provided in paragraph (g)(ii)(C) below) or any L/C Issuer under any Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other document which does not strictly comply with the terms of such Letter of Credit or such guaranty;

                 (v) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

                 (vi) the fact that a Default or an Event of Default shall have occurred and be continuing.

                 (g)     Indemnification; Nature of Lenders' Duties.
(i) In addition to amounts payable as elsewhere provided in the Agreement, Borrower hereby agrees to pay and to protect, indemnify, and save harmless Agent and each Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including attorneys' fees and allocated costs of internal counsel) which Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or guaranty thereof, or (B) the failure of Agent or any Lender seeking indemnification or of any L/C Issuer to honor a demand for payment under any Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, in each case other than to the extent as a result of the gross negligence or willful misconduct of Agent or such Lender (as finally determined by a court of competent jurisdiction).

                 (ii) As between Agent and any Lender and Borrower, Borrower assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by beneficiaries of any Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law neither Agent nor any Lender shall be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) for failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under such Letter of Credit; provided that, in the case of any payment by Agent under any Letter of Credit or guaranty thereof, Agent shall be liable to the extent such payment was made as a result of its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or guaranty thereof; (D) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) for errors in interpretation of technical terms; (F) for any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or guaranty thereof or of the proceeds thereof; (G) for the credit of the proceeds of any drawing under any Letter of Credit or guaranty thereof; and (H) for any consequences arising from causes beyond the control of Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of Agent's or any Lender's rights or powers hereunder or under the Agreement.

                 (iii) Nothing contained herein shall be deemed to limit or to expand any waivers, covenants or indemnities made by Borrower in favor of any L/C Issuer in any letter of credit application, reimbursement agreement or similar document, instrument or agreement between Borrower and such L/C Issuer.

                                 *   *   *   *

                             ANNEX C (SECTION 1.8)
                                       TO
                                CREDIT AGREEMENT


                            CASH MANAGEMENT SYSTEMS

         Borrower shall, and shall cause its Subsidiaries to, establish and maintain the Cash Management Systems described below:

                 (a) On or before the Closing Date and until the Termination Date, Borrower shall (i) establish lock boxes ("Lock Boxes") at one or more of the banks set forth on Disclosure Schedule (3.19), and shall request in writing and otherwise take such reasonable steps to ensure that all Account Debtors forward payment directly to such Lock Boxes, and (ii) deposit and cause its Subsidiaries to deposit or cause to be deposited promptly, and in any event no later than the third Business Day after the date of receipt thereof (unless the aggregate face amount of such items exceeds $25,000, in which case such items shall be deposited no later than the first Business Day after receipt thereof), all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all Collateral (whether or not otherwise delivered to a Lock Box) into bank accounts in Borrower's name or any such Subsidiary's name (collectively, the "Borrower Accounts") at banks set forth on Disclosure Schedule (3.19) (each, a "Relationship Bank"). On or before the Closing Date, Borrower shall have established a concentration account in its name (each a "Concentration Account" and, collectively, the "Concentration Accounts") at the bank or banks which shall be designated as the Concentration Account bank for Borrower on Disclosure Schedule (3.19) (each a "Concentration Account Bank" and collectively, the "Concentration Account Banks"), which banks shall be satisfactory to Agent.

                 (b) On or before the Closing Date (or such later date as Agent shall consent to in writing), each Concentration Account Bank, each bank where a Funding Account or other Disbursement Account is located and all other Relationship Banks, shall have entered into tri- party blocked account agreements with Agent, for the benefit of itself and Lenders, and the applicable Borrower and Subsidiaries thereof, as applicable, in form and substance acceptable to Agent, which shall become operative on or prior to the Closing Date. Each such blocked account agreement shall provide, among other things, that (i) all items of payment deposited in such account and proceeds thereof deposited in the applicable Concentration Account are held by such bank as agent or bailee-in-possession for Agent, on behalf of Lenders, (ii) the bank executing such agreement has no rights of setoff or recoupment or any other claim against such account, as the case may be, other than for payment of its service fees and other charges directly related to the administration of such account and for returned checks or other items of payment, and (iii) from and after the Closing Date (A) with respect to banks at which a Borrower Account is located, such bank agrees to forward immediately all available amounts in each Borrower Account to Borrower's Concentration Account Bank and to commence the process of daily sweeps from such Borrower Account into the applicable Concentration Account and
(B) with respect to each Concentration Account Bank, such bank agrees to immediately forward all available amounts received in the applicable Concentration Account to the Collection Account through daily sweeps from such Concentration Account into the Collection Account. Borrower shall not, nor shall it cause or permit any Subsidiary thereof to, accumulate or maintain cash in any disbursement or payroll accounts as of any date of determination in excess of checks outstanding against such accounts as of that date and amounts necessary to meet minimum balance requirements.

                 (c) So long as no Default or Event of Default has occurred and is continuing, Borrower may amend Disclosure Schedule (3.19) to add or replace a Relationship Bank, Lock Box or Borrower Account or to replace any Concentration Account or any Funding Account or other Disbursement Account; provided, however, that (i) Agent shall have consented in writing in advance to the opening of such account or Lock Box with the relevant bank and (ii) prior to the time of the opening of such account or Lock Box, the applicable Borrower and/or the Subsidiaries thereof, as applicable, and such bank shall have executed and delivered to Agent a tri-party blocked account agreement, in form and substance satisfactory to Agent (except in the case of other Disbursement Accounts which are zero balance accounts). Borrower shall close any of their accounts (and establish replacement accounts in accordance with the foregoing sentence) promptly and in any event within thirty (30) days of notice from Agent that the creditworthiness of any bank holding an account is no longer acceptable in Agent's reasonable judgment, or as promptly as practicable and in any event within sixty (60) days of notice from Agent that the operating performance, funds transfer and/or availability procedures or performance with respect to accounts or lockboxes of the bank holding such accounts or Agent's liability under any tri-party blocked account agreement with such bank is no longer acceptable in Agent's reasonable judgment.

                 (d) The Lock Boxes, Borrower Accounts, the "Funding Accounts" (as defined below), the Concentration Accounts, and to the extent not "zero balance accounts", each other disbursement account, payroll account or similar account now or hereafter used for payments by the Borrower or any of its Subsidiaries (collectively, "Disbursement Accounts"), shall be cash collateral accounts, with all cash, checks and other similar items of payment in such accounts securing payment of the Loans and all other Obligations, and in which Borrower and each Subsidiary thereof shall have granted a Lien to Agent, on behalf of itself and Lenders, pursuant to the Security Agreement.

                 (e) All amounts deposited in the Collection Account shall be deemed received by Agent in accordance with Section 1.10 of the Agreement and shall be applied (and allocated) by Agent in accordance with Section 1.11 of the Agreement. In no event shall any amount be so applied unless and until such amount shall have been credited in immediately available funds to the Collection Account.

                 (f) Borrower may maintain, in its name, an account (each a "_"Funding Account" and collectively, the "Funding Accounts") at a bank acceptable to Agent into which Agent shall, from time to time, deposit proceeds of Revolving Credit Advances and Swing Line Advances made to Borrower pursuant to Section 1.1 for use by Borrower solely in accordance with the provisions of
Section 1.4.

                 (g) Borrower shall and shall cause its Affiliates, officers, employees, agents, directors or other Persons acting for or in concert with Borrower (each a "Related Person") to (i) hold in trust for Agent, for the benefit of itself and Lenders, all checks, cash and other items of payment received by Borrower or any such Related Person, and (ii) within three
(3) Business Days after receipt by Borrower or any such Related Person (unless the aggregate face amount of such items exceeds $25,000, in which case such items shall be deposited within one (1) Business Day after such receipt), of any checks, cash or other items or payment, deposit the same into a Borrower Account. Borrower and each Related Person thereof acknowledges and agrees that all cash, checks or items of payment constituting proceeds of Collateral are the property of Agent and Lenders. All proceeds of the sale or other disposition of any Collateral, shall be deposited directly into the applicable Borrower Accounts.

                                 *   *   *   *

                            ANNEX D (SECTION 2.1(a))
                                       TO
                                CREDIT AGREEMENT


                           LIST OF CLOSING DOCUMENTS

In addition to, and not in limitation of, the conditions described in Section
2.1 of the Agreement, pursuant to Section 2.1(a), the items described on the attached List of Closing Documents must be received by Agent in form and substance satisfactory to Agent on or prior to the Closing Date (each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in Annex A to the Agreement), unless otherwise indicated therein as permitted to be delivered on a later date.

                                 *   *   *   *

                                                                  ANNEX D

                                                                  Execution Copy


                      GENERAL ELECTRIC CAPITAL CORPORATION
                                    AS AGENT

                                  $25,500,000

                                CREDIT FACILITY
                                       TO
                                CODE-ALARM, INC.

                                     AS OF
                                OCTOBER 24, 1997

                           LIST OF CLOSING DOCUMENTS

A.  LOAN DOCUMENTS

         1. Credit Agreement dated as of October 24, 1997 (the "Credit Agreement") among Code-Alarm, Inc., a Michigan corporation ("Code-Alarm", in such capacity, the "Borrower"), General Electric Capital Corporation, a New York corporation ("GECC"), in its capacity as a "Lender", and the other financial institutions which may from time to time become parties to the Credit Agreement (GECC, in such capacity, and such other financial institutions being sometimes hereinafter referred to collectively as the "Lenders" and individually as a "Lender"), and General Electric Capital Corporation, a New York corporation, in its separate capacity as agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

                             Exhibits and Schedules

Exhibit 1.1(a)(i)   -   Form of Notice of Revolving Credit Advance
Exhibit 1.1(a)(ii)  -   Form of Revolving Note
Exhibit 1.1(b)      -   Form of Term A Note
Exhibit 1.1(c)(i)   -   Form of Term B Note
Exhibit 1.1(c)(ii)  -   Form of Notice of Term Loan B Advance
Exhibit 1.1(d)(iii) -   Form of Notice of Term Loan C Advance
Exhibit 1.1(e)  -   Form of Swing Line Note
Exhibit 1.5(e)  -   Form of Notice of Conversion/Continuation
Exhibit 4.1(b)      -   Form of Borrowing Base Certificate
Exhibit 9.1(a)  -   Form of Assignment Agreement

Schedule  1.1       -   Responsible Individual
Schedule  1.4       -   Sources and Uses; Funds Flow Memorandum
Schedule  3.2       -   Executive Offices; FEIN
Schedule  3.4(A)    -   Financial Statements

Schedule  3.4(B)    -   Pro Forma
Schedule  3.4(C)    -   Projections
Schedule  3.4(D)    -   Fair Salable Balance Sheet
Schedule  3.6       -   Real Estate and Leases
Schedule  3.7       -   Labor Matters
Schedule  3.8       -   Ventures, Subsidiaries and Affiliates; Outstanding Stock
Schedule  3.11      -   Tax Matters
Schedule  3.12      -   ERISA Plans
Schedule  3.13      -   Litigation
Schedule  3.15      -   Intellectual Property
Schedule  3.17      -   Hazardous Materials
Schedule  3.18      -   Insurance
Schedule  3.19      -   Deposit and Disbursement Accounts
Schedule  3.20      -   Government Contracts
Schedule  3.21      -   Customer and Trade Relations
Schedule  3.22      -   Material Agreements
Schedule  5.1       -   Trade Names
Schedule  6.2       -   Investments
Schedule  6.3       -   Indebtedness
Schedule  6.4(a)    -   Transactions with Affiliates
Schedule  6.7       -   Existing Liens

Annex A (Recitals)       -   Definitions
Annex B (Section 1.2)    -   Letters of Credit
Annex C (Section 1.8)    -   Cash Management System
Annex D (Section 2.1(a)) -   List of Closing Documents
Annex E (Section 4.1(a)) -   Financial Statements and Projections -- Reporting
Annex F (Section 4.1(b)) -   Collateral Reports
Annex G (Section 6.10)   -   Financial Covenants
Annex H (Section 9.9(a)) -   Lenders' Wire Transfer Information
Annex I (Section 11.10)  -   Notice Addresses

              2. Revolving Notes in an aggregate amount of up to $12,000,000 payable by Borrower to the Lenders in the amounts listed on Schedule I.

              3. Swing Line Notes in an aggregate amount of $1,200,000 payable by Borrower to GECC in its capacity as Swing Line Lender.

              4. Term A Notes in an aggregate amount of $1,500,000 payable by Borrower to the Lenders in the amounts listed on Schedule I.

              5. Term B Notes in an aggregate amount of up to $3,000,000 payable by Borrower to the Lenders in the amounts listed on Schedule I.

              6. Term C Notes in an aggregate amount of up to $12,000,000 payable by Borrower to the Lenders in the amounts listed on Schedule I.


B.  GUARANTY AND COLLATERAL DOCUMENTS

              7. Security Agreements executed by each of the Borrower and Tessco Group, Inc., a Michigan corporation ("Tessco") in favor of the Agent and the Lenders pursuant to which Borrower and Tessco respectively grants a security interest in substantially all of its personal property as security for the Obligations.

              8. Guaranty and Security Agreements executed by each of the following Credit Parties in favor of the Agent and the Lenders pursuant to which each such Credit Party unconditionally guarantees all of the
Obligations:

                   a. Anes, Inc., a Michigan corporation ("Anes");
                   b. Chapman Security Systems, Inc., a Michigan corporation
                      ("Chapman"); and
                   c. Intercept Systems, Inc., a Michigan corporation
                      ("Intercept").

              9. Guaranty executed by Tessco in favor of the Agent and the Lenders pursuant to which Tessco unconditionally guarantees all of the Obligations.

              10. Pledge Agreement executed by Borrower in favor of the Agent and the Lenders pursuant to which Borrower grants a security interest in all of the issued and outstanding capital stock of Tessco, Anes, Chapman and Intercept, as security for the Obligations, together with stock certificates and stock powers executed in blank.

              11. Pledge Agreement executed by Mr. Craig S. Camalo (the "Series B Pledgor") in favor of the Agent and the Lenders pursuant to which the Series B Pledgor grants a security interest in all of the issued and outstanding Series B Preferred Stock of Borrower as security for the Obligations, together with stock certificates and stock powers executed in blank.

              12. Patent Security Agreement executed by Borrower in favor of the Agent and the Lenders pursuant to which Borrower grants a security interest in substantially all of its patents, patent applications and related licenses as security for the Obligations.

              13. Trademark Security Agreements executed by each of the following Credit Parties in favor of the Agent and the Lenders pursuant to which each such Credit Party grants a security interest in substantially all of its trademarks, service marks and related applications and licenses as security for the Obligations and, in the case of such Credit Parties (other than Borrower), as security for their respective obligations under their
Guaranties:

                     a. Borrower;

                     b. Anes; and
                     c. Chapman.

              14. Copyright Security Agreements executed by Borrower in favor of the Agent and the Lenders pursuant to which Borrower grants a security interest in substantially all of its copyrights and related applications and licenses as security for the Obligations.

              15. Contribution and Indemnification Agreement among the Credit Parties with respect to their obligations and grants of collateral in favor of the Agent and the Lenders pursuant to the Loan Documents.

              16. Loss Payable Endorsements and certificates of insurance relating to the Credit Parties' property and casualty insurance policies naming the Agent as loss payee, and certificates of insurance relating to the Credit Parties' liability insurance policies naming the Agent and the Lenders as additional insureds.

              17. Lockbox and Blocked Account Agreements and Pledged Account Agreements for Borrower with each lockbox and concentration account bank and other banks at which each such Borrower maintains a depository account, together with evidence that the Cash Management Systems complying with Annex C have been established.

              18. Landlord Agreements executed by each lessor of the premises of each Credit Party at the respective locations listed on Schedule II.

              19. Collateral assignment of key-man life insurance policies aggregating $3,000,000 on the life of Mr. Rand W. Mueller, together with certificates of insurance with respect to such policies and copies of such policies.

              20.  Master Intercompany Demand Note between the Borrower and
Tessco.


C. LITIGATION L/C AGREEMENTS

              21. Litigation L/C and Term Loan C Agreement (the "Litigation Agreement") dated as of October 24, 1997 among Borrower, Agent and the other financial institutions which may from time to time become parties to the Litigation Agreement as Term Lenders.

Exhibit A     -      Form of Term C Note

              22. Security Agreements executed by each of the Borrower and Tessco Group, Inc., a Michigan corporation ("Tessco") in favor of the Agent and the Term Lenders pursuant to which Borrower and Tessco respectively grants a security interest in substantially all of its personal property as security for the Litigation Obligations.

              23. Guaranty and Security Agreements executed by each of the following Credit Parties in favor of the Agent and the Term Lenders pursuant to which each such Credit Party unconditionally guarantees all of the Litigation
Obligations:

                     a. Anes, Inc., a Michigan corporation ("Anes");
                     b. Chapman Security Systems, Inc., a Michigan
                        corporation ("Chapman"); and
                     c. Intercept Systems, Inc., a Michigan corporation
                        ("Intercept").

              24. Guaranty executed by Tessco in favor of the Agent and the Term Lenders pursuant to which Tessco unconditionally guarantees all of the Litigation Obligations.

              25. Pledge Agreement executed by Borrower in favor of the Agent and the Term Lenders pursuant to which Borrower grants a security interest in all of the issued and outstanding capital stock of Tessco, Anes, Chapman and Intercept, as security for the Litigation Obligations, together with stock certificates and stock powers executed in blank.

              26. Pledge Agreement executed by Mr. Craig S. Camalo (the "Series B Pledgor") in favor of the Agent and the Term Lenders pursuant to which the Series B Pledgor grants a security interest in all of the issued and outstanding Series B Preferred Stock of Borrower as security for the Litigation Obligations, together with stock certificates and stock powers executed in blank.

              27. Patent Security Agreement executed by Borrower in favor of the Agent and the Term Lenders pursuant to which Borrower grants a security interest in substantially all of its patents, patent applications and related licenses as security for the Litigation Obligations.

              28. Trademark Security Agreements executed by each of the following Credit Parties in favor of the Agent and the Term Lenders pursuant to which each such Credit Party grants a security interest in substantially all of its trademarks, service marks and related applications and licenses as security for the Litigation Obligations and, in the case of such Credit Parties (other than Borrower), as security for their respective obligations under their Guaranties:

                     a. Borrower;
                     b. Anes; and
                     c. Chapman.

              29. Copyright Security Agreements executed by Borrower in favor of the Agent and the Term Lenders pursuant to which Borrower grants a security interest in substantially all of its copyrights and related applications and licenses as security for the Litigation Obligations.

D. PEGASUS SUPPORT DOCUMENTS

              30. Limited Supplemental Guaranty ("Supplemental Guaranty") executed and delivered by Pegasus Partners, L.P., a Delaware limited
partnership ("Pegasus Partners"), and Pegasus Related   Partners, L.P., a
Delaware limited partnership ("Pegasus Related Partners"), in favor of the Agent and the Lenders pursuant to which Pegasus Partners and Pegasus Related Partners jointly and severally guaranty up to $4,000,000 of the Borrowers Obligations.

              31. Limited Litigation Guaranty ("Litigation Guaranty") executed and delivered by Pegasus Partners and Pegasus Related Partners in favor of the Agent and the Lenders pursuant to which Pegasus Partners and Pegasus Related Partners jointly and severally guaranty up to $12,000,000 of the Litigation L/C Obligations.


E. UCC FINANCING STATEMENTS AND SEARCHES

                32.  Intellectual property title searches.

              33. Pre-Filing UCC Lien Search Reports (including fixture filings) relating to the Credit Parties and certain of their predecessors and former names, in the offices and against the names set forth on Schedule III.

              34. Tax Lien and Judgment Search Reports relating to the Credit Parties and certain of their predecessors and former names, in the offices and against the names set forth on Schedule III.

              35. Acknowledgment copies of UCC-1 Financing Statements filed against the Credit Parties in the offices set forth on Schedule IV.

              36. Acknowledgment copies of Fixture Financing Statements filed against the Credit Parties in the offices set forth on Schedule IV.

              37. Post-Filing Search Reports of filings against the Credit Parties in the offices set forth on Schedule IV.


F.  OTHER LOAN DOCUMENTS

              38. Initial Borrowing Base Certificate delivered to the Agent by Borrower.

              39. Disbursement Direction Letter delivered to the Agent by Borrower, setting forth the disbursement instructions for Loans to be made on the Closing Date.

              40. Appointment by each Credit Party of CT Corporation as their agent for service of process in Illinois.


G. RELEASE DOCUMENTS

              41. Estoppel Letter executed by NBD Bank ("NBD") in connection with the repayment in full of amounts outstanding under the credit facilities or other evidences of debt and security held by NBD with respect to the Credit Parties.

              42. UCC Termination Statements and the other release documents executed and delivered by NBD and described on Schedule V


H. ORGANIZATION AND AUTHORIZATION DOCUMENTS

              43. Certificate executed by the Secretary or Assistant Secretary of each Credit Party certifying (i) the resolutions adopted by the Board of Directors of such Credit Party authorizing or ratifying the execution, delivery and performance of the Credit Agreement and/or the other Loan Documents (including, without limitation, GECC Warrant Documents), Series A Preferred Stock Documents, and Series B Preferred Stock Documents to which such Credit Party is a party, (ii) the names, signatures, and incumbency of the officers of such Credit Party authorized to execute such documents on behalf of such Credit Party and (iii) the Articles or Certificates of Incorporation and Bylaws of such Credit Party as in effect on the date of such certification.

              44. Articles and Certificates of Incorporation of each Credit Party certified by the Secretaries of State of its jurisdiction of organization.

              45. Good Standing Certificates for each Credit Party from the offices designated on Schedule VII

              46. Limited Partnership Agreements and Certificates of Organization of Pegasus Partners, Pegasus Related Partners, and Pegasus Investors, L.P. ("Pegasus Investors") certified by the Secretary of State of Delaware.

              47. Articles and Certificate of Incorporation of Pegasus Investors GP, Inc. ("Pegasus GP") certified by the Secretary of State of Delaware.

              48.  Good Standing Certificates for Pegasus Partners, Pegasus
Related Partners, Pegasus Investors and Pegasus GP from the     Secretary of
State of Delaware.


I. OPINIONS AND CERTIFICATES

              49. Opinions of counsel to the Credit Parties and the Series B Pledgor addressed to the Agent and the Lenders, in form, scope and substance acceptable to Agent.

              50. Opinions of counsel to Pegasus Partners and Pegasus Related Partners, in form, scope and substance acceptable to Agent.

              51. Financial Condition Certificates executed and delivered by the Chief Financial Officer or Treasurer of the Borrower, together with Pro Forma, Fair Salable Balance Sheet and Projections of the Borrower and its subsidiaries, prepared after giving effect to the consummation of each of the Related Transactions pursuant to the Related Transactions Documents.

              52. Officer's Certificate executed and delivered by the Chief Financial Officer of Borrower stating that (i) since December 31, 1996, (a) no event or condition has occurred or is existing which could reasonably be expected to have a Material Adverse Effect; (b) there has been no material adverse change in the industry in which Borrower operates; (c) no Litigation has been commenced which could reasonably be expected to have, or which has had, a Material Adverse Effect or could challenge any of the transactions contemplated by the Agreement and the other Loan Documents; (d) there have been no Restricted Payments made by any Credit Party; and (e) there has been no material increase in liabilities, liquidated or contingent, and no material decrease in assets of Borrower or any of its Subsidiaries, (ii) each of the Related Transactions have been consummated in accordance with the terms and conditions of the Related Transaction Documents, and (iii) Code-Alarm has received $7,000,000 in cash proceeds from the issuance of the Series A Preferred Stock.


J. EQUITY DOCUMENTS

              53. Unit Purchase Agreement ("Unit Purchase Agreement") among Code-Alarm and Pegasus Partners and Pegasus Related Partners.

              54. Certificate of Designation Number, Powers, Preferences and Relative Participating, Optional and Other Rights of Series A Preferred Stock of Code-Alarm, Inc., adopted by Borrower's Board of Directors.

              55. Registration Rights Agreements among Borrower, Pegasus Partners, Pegasus Related Partners and GECC.

              56.  "Attached Warrants", "Shortfall Warrants" and "Litigation
Warrants" (as   such terms are defined in the Unit Purchase Agreement
executed by Pegasus Partners, Pegasus Related Partners and GECC).

              57.  Subscription Agreement among Borrower and the Series B
Pledgor.

              58. Certificate of Designation, Preference and Rights of Series B Preferred Stock of Borrower adopted by Borrower's Board of Directors.

              59.  Warrant Purchase Agreement executed by GECC and Borrower.

              60. Warrant To Purchase Common Stock of Code-Alarm, Inc. executed by Borrower in favor of GECC.


K. MISCELLANEOUS

              61.  GECC Fee Letter.

                                 *   *   *   *

                                   SCHEDULE I

                                LOAN ALLOCATIONS



                                Revolving Notes

 General Electric Capital Corporation  $12,000,000



                                  Term A Notes

 General Electric Capital Corporation  $1,500,000



                                  Term B Notes

 General Electric Capital Corporation  $3,000,000



                                  Term C Notes

 General Electric Capital Corporation  $12,000,000

                                  SCHEDULE II

                          LANDLORD AGREEMENT LOCATIONS


                                     Lessor's Name
     Property Address                and Address

 1.  950 E. Whitcomb                 Diversified Real Estate Fund Limited
     Madison Heights, Michigan               Partnership
     [to be obtained post-closing]   Heitman Properties of Michigan
                                     11100 Metro Airport Center Drive/140
                                     Romulus, Michigan  48174

 2.  1000 E. Whitcomb                Heitman Michigan Trustee I Corporation
     Madison Heights, Michigan       Heitman Properties of Michigan
     [to be obtained post-closing]   11100 Metro Airport Center Drive/140
                                     Romulus, Michigan  48174-1467

 3.  16742 Burke Lane                Princeland Properties (International), Inc.
     Huntington Beach, California            P.O. Box 3938
                                     Laguna Hills, California  92654

 4.  300 Industrial Avenue           BSR Investments Co.
     Georgetown, Texas               P.O. Box 541177
                                     Dallas, TX  75354-1177

                                  SCHEDULE III

                       PRE-FILING UCC LIEN SEARCH REPORTS

1.    DEBTOR NAME:      CODE-ALARM, INC.
      JURISDICTIONS:    (1)     California
                                (a)  Secretary of State
                                (b)  Orange County
                        (2)     Michigan
                                (a)  Secretary of State
                                (b)  Oakland County
                        (3)     Texas
                                (a)  Secretary of State
                                (b)  Williamson County

2.    DEBTOR NAME:      TESSCO GROUP, INC.
      JURISDICTIONS:    (1)     California
                                (a)  Secretary of State
                                (b)  Orange County
                        (2)     Michigan
                                (a)  Secretary of State
                                (b)  Oakland County
                        (3)     Texas
                                (a)  Secretary of State
                                (b)  Williamson County

3.   DEBTOR NAME:       ANES, INC.
     JURISDICTIONS:     (1)     Michigan
                                (a)  Secretary of State
                                (b)  Oakland County

4.   DEBTOR NAME:       ANES SECURITY, INC.
     JURISDICTIONS:     (1)     Michigan
                                (a)  Secretary of State
                                (b)  Oakland County

5.   DEBTOR NAME:       CHAPMAN SECURITY SYSTEMS, INC.
     JURISDICTIONS:     (1)     Michigan
                                (a)  Secretary of State
                                (b)  Oakland County

6.   DEBTOR NAME:       INTERCEPT SYSTEM, INC.
     JURISDICTIONS:     (1)     Michigan
                                (a)  Secretary of State
                                (b)  Oakland County

                               FEDERAL AND STATE
                      TAX LIEN AND JUDGMENT SEARCH REPORTS

1.   DEBTOR NAME:       CODE-ALARM, INC.
     JURISDICTIONS:     (1)     California
                                (a)  US District Court - Central District
                                (b)  Orange County
                        (2)     Michigan
                                (a)  US District Court - Eastern District
                                (b)  Oakland County
                        (3)     Texas
                                (a)  US District Court - Western District
                                (b)  Williamson County

2.   DEBTOR NAME:       TESSCO GROUP, INC.
     JURISDICTIONS:     (1)     California
                                (a)  US District Court - Central District
                                (b)  Orange County
                        (2)     Michigan
                                (a)  US District Court - Eastern District
                                (b)  Oakland County
                        (3)     Texas
                                (a)  US District Court - Western District
                                (b)  Williamson County

3.   DEBTOR NAME:       ANES, INC.
     JURISDICTIONS:     (1)     Michigan
                                (a)  US District Court - Eastern District
                                (b)  Oakland County

4.   DEBTOR NAME:       ANES SECURITY, INC.
     JURISDICTIONS:     (1)     Michigan
                                (a)  US District Court - Eastern District
                                (b)  Oakland County

5.   DEBTOR NAME:       CHAPMAN SECURITY SYSTEMS, INC.
     JURISDICITONS:     (1)     Michigan
                                (a)  US District Court - Eastern District
                                (b)  Oakland County

6.   DEBTOR NAME:       INTERCEPT SYSTEM, INC.
     JURISDICITONS:     (1)     Michigan
                                (a)  US District Court - Eastern District
                                (b)  Oakland County

                                  SCHEDULE IV

                 UCC-1 FINANCING STATEMENTS AND FIXTURE FILINGS
                       (AND POST-FILING SEARCH LOCATIONS)


1.   UCC-1 Financing Statements:

     Debtor:            CODE-ALARM, INC.
     Locations:         (1)  Secretary of State of California
                        (2)  Secretary of State of Michigan
                        (3)  Secretary of State of Texas

     Debtor:            TESSCO GROUP, INC.
     Locations:         (1)  Secretary of State of California
                        (2)  Secretary of State of Michigan
                        (3)  Secretary of State of Texas

     Debtor:            ANES, INC.
     Locations:         (1)  Secretary of State of Michigan

     Debtor:            CHAPMAN SECURITY SYSTEMS, INC.
     Locations:         (1)  Secretary of State of Michigan

     Debtor:            INTERCEPT SYSTEM, INC.
     Locations:         (1)  Secretary of State of Michigan

     Debtor:            CRAIG S. CAMALO
     Locations:         (1)  Secretary of State of Michigan

2.   UCC Fixture Financing Statements:

     Debtor:            CODE-ALARM, INC.
     Locations:         (1)  Oakland County, Michigan
                        (2)  Williamson County, Texas

     Debtor:            TESSCO GROUP, INC.
     Locations:         (1)  Oakland County, Michigan
                        (2)  Williamson County, Texas

                                   SCHEDULE V

                       RELEASE AND TERMINATION DOCUMENTS
UCCS

     CALIFORNIA

     (1)    Debtor:           Code-Alarm, Inc.
            Secured Party:    NBD Bank
            Jurisdiction:     Secretary of State
            File No.:         9515060645
            File Date:        5/26/95

     (2)    Debtor:           Code-Alarm, Inc.
            Secured Party:    NBD Bank
            Jurisdiction:     Orange County
            File No.:         95-0343051
            File Date:        8/9/95

     MICHIGAN

     (1)    Debtor:           (1)  Code-Alarm, Inc.
                              (2)  Tessco Group, Inc.
            Secured Party:    NBD Bank
            Jurisdiction:     Secretary of State
            File No.:         56238B
            File Date:        5/25/95

     (2)    Debtor:           Code-Alarm, Inc.
            Secured Party:    NBD Bank
            Jurisdiciton:     Macomb County
            File No.:         134979
                              15545/372
            File Date:        7/26/95

     (3)    Debtor:           (1)  Chapman Security Systems, Inc.
                              (2)  Intercept Systems, Inc.
            Secured Party:    NBD Bank
            Jurisdiction:     Secretary of State
            File No.:         56236B
            File Date:        5/25/95

     (4)    Debtor:           Chapman Security Systems, Inc.
            Secured Party:    NBD Bank
            Jurisdiction:     Macomb County
            File No.:         134980
                              15545/375
            File Date:        7/26/95

     (5)    Debtor:           (1)  Anes, Inc., d/b/a Anes Security, Inc.
                              (2)  Anes Security, Inc., a d/b/a of Anes, Inc.
            Secured Party:    NBD Bank
            Jurisdiction:     Secretary of State
            File No.:         56237B
            File Date:        5/25/95

     (6)    Debtor:           Anes, Inc., d/b/a Anes Security, Inc.
            Secured Party:    NBD Bank
            Jurisdiction:     Macomb County
            File No.:         134976
                              15545/363
            File Date:        7/26/95

     (7)    Debtor:           Anes Security, Inc. a d/b/a of Anes, Inc.
            Secured Party:    NBD Bank
            Jurisdiction:     Macomb County
            File No.:         134977
                              15545/366
            File Date:        7/26/95

     TEXAS

     (1)    Debtor:           (1) Tessco Group, Inc.
                              (2) Code-Alarm, Inc.
            Secured Party:    NBD Bank
            Jurisdiction:     Secretary of State
            File No.:         105891
            File Date:        5/26/95

     (2)    Debtor:           (1)  Code-Alarm, Inc.
                              (2)  Tessco Group, Inc.
            Secured Party:    NBD Bank
            Jurisdiction:     Williamson County
            File No.:         vol:  2730
                              pg:   0328
            File Date:        5/30/95

     TRADEMARKS

        (1) Trademark:           ELITE
            Debtor:              Code-Alarm, Inc.
            Secured Party:       NBD Bank, N.A.
            Registration Number: 1,709,313
            Registration Date:   8/18/92

        (2) Trademark:           CHAPMAN
            Debtor:              Chapman Security Systems, Inc.
            Secured Party:       NBD Bank, N.A.
            Registration Number: 1,161,795
            Registration Date:   7/21/81

        (3) Trademark:           PROTECTION RACKET
            Debtor:              Chapman Security Systems, Inc.
            Secured Party:       NBD Bank, N.A.
            Registration Number: 1,256,806
            Registration Date:   10/25/82

        (4) Trademark:           "INSURANCE MAN"
            Debtor:              Chapman Security Systems, Inc.
            Secured Party:       NBD Bank, N.A.
            Registration Number: 1,183,685
            Registration Date:   12/29/81

        (5) Trademark:           CHAPMAN-LOK
            Debtor:              Chapman Security Systems, Inc.
            Secured Party:       NBD Bank, N.A.
            Registration Number: 1,113,544
            Registration Date:   2/20/79

        (6) Trademark:           TOTAL PROTECTION
            Debtor:              Chapman Security Systems, Inc.
            Secured Party:       NBD Bank, N.A.
            Registration Number: 1,195,137
            Registration Date:   5/11/82

        (7) Trademark:           CHAPMAN
            Debtor:              Chapman Security Systems, Inc.
            Secured Party:       NBD Bank, N.A.
            Registration Number: 1,183,684
            Registration Date:   12/29/81

        (8) Trademark:           THE BIG STICK
            Debtor:              Anes, Inc.
            Secured Party:       NBD Bank, N.A.
            Registration Number: 1,720,117
            Registration Date:   9/29/92

        (9) Trademark:           EWS
            Debtor:              Anes, Inc.
            Secured Party:       NBD Bank, N.A.
            Registration Number: 1,758,074
            Registration Date:   3/16/93

PATENTS

        (1) Patent:              AUTOMOBILE BURGLAR ALARM
            Debtor:              Code-Alarm, Inc.
            Secured Party:       NBD Bank, N.A.
            Patent Number:       4,740,775
            Issue Date:          4/26/88

        (2) Patent:              SECURITY SYSTEM
            Debtor:              Code-Alarm, Inc.
            Secured Party:       NBD Bank, N.A.
            Patent Number:       5,543,778
            Issue Date:          8/6/96

        (3) Patent:              VEHICLE ANTITHEFT SYSTEM
            Debtor:              Code-Alarm, Inc.
            Secured Party:       NBD Bank, N.A.
            Patent Number:       4,107,543
            Issue Date:          8/15/78


OTHER

 Release and Reassignment of Life Insurance Policy

                                  SCHEDULE VI

                          GOOD STANDING JURISDICTIONS


CREDIT PARTY:           CODE-ALARM, INC.
JURISDICTIONS:  (1)     Secretary of State of Michigan
                (2)     Secretary of State of California


CREDIT PARTY:           TESSCO GROUP, INC.
JURISDICTIONS:  (1)     Secretary of State of Michigan
                (2)     Secretary of State of Texas


CREDIT PARTY:            ANES, INC.
JURISDICTIONS:  (1)      Secretary of State of Michigan


CREDIT PARTY:           CHAPMAN SECURITY SYSTEMS, INC.
JURISDICTIONS:  (1)     Secretary of State of Michigan


CREDIT PARTY:           INTERCEPT SYSTEMS, INC.
JURISDICTIONS:  (1)     Secretary of State of Michigan

                            ANNEX E (SECTION 4.1(A))
                                       TO
                                CREDIT AGREEMENT


               FINANCIAL STATEMENTS AND PROJECTIONS -- REPORTING

                 Borrower shall deliver or cause to be delivered to Agent or to Agent and Lenders, as indicated, the following:

                 (a) Monthly Financials. To Agent and Lenders, within thirty (30) days after the end of each Fiscal Month, financial information regarding Borrower and its Subsidiaries, certified by the Chief Financial Officer of Borrower, consisting of consolidated and consolidating (i) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Month; (ii) unaudited statements of income and cash flows for such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end adjustments); and (iii) a schedule of the outstanding balance of all intercompany Indebtedness among Borrower and each of its Subsidiaries as of the last day of that Fiscal Month. Such financial information shall be accompanied by (A) a statement in reasonable detail (each, a "Compliance Certificate") showing the calculations used in determining compliance with each financial covenant set forth on Annex G which is tested on a monthly basis, and (B) the certification of the chief financial officer of Borrower that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position and results of operations of Borrower and its Subsidiaries, on a consolidated and consolidating basis, in each case as at the end of such month and for the period then ended and (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default;

                 (b) Quarterly Financials. To Agent and Lenders, within forty-five (45) days after the end of each Fiscal Quarter, consolidated and consolidating financial information regarding Borrower and its Subsidiaries, certified by the chief financial officer of Borrower, including (i) unaudited balance sheets as of the close of such Fiscal Quarter and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter and (ii) unaudited statements of income and cash flows for such Fiscal Quarter, in each case setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end adjustments). Such financial information shall be accompanied by (A) a Compliance Certificate in respect of each of the financial covenants set forth on Annex G which is tested on a quarterly basis and (B) the certification of the chief financial officer of Borrower that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position, results of operations and statements of cash flows of Borrower and its Subsidiaries, on both a consolidated and consolidating basis, as at the end of such Fiscal Quarter and for the period then ended, (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default. In addition, Borrower shall deliver to Agent and Lenders, within forty-five (45) days after the end of its first Fiscal Quarter ending in 1998 and each Fiscal Quarter thereafter, a management discussion and analysis which includes a comparison to budget for that Fiscal Quarter and a comparison of performance for that Fiscal Quarter to the corresponding period in the prior year;

                 (c) Operating Plan. To Agent and Lenders, as soon as available, but not later than thirty (30) days after the end of each Fiscal Year, an annual operating plan for Borrower, approved by the Board of Directors of Borrower, for the following year, which will include a statement of all of the material assumptions on which such plan is based, will include monthly balance sheets and a monthly budget for the following year and will integrate sales, gross profits, operating expenses, operating profit, cash flow projections and Borrowing Availability projections all prepared on the same basis and in similar detail as that on which operating results are reported (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance), and including plans for personnel, Capital Expenditures and facilities;

                 (d)      Annual Audited Financials.        To Agent and
Lenders, within ninety (90) days after the end of each Fiscal Year, audited Financial Statements for Borrower and its Subsidiaries on a consolidated and consolidating basis, consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year and the figures contained in the Projections for such Fiscal Year, which Financial Statements shall be prepared in accordance with GAAP, certified without qualification, (as to the consolidated financial statements) by an independent certified public accounting firm of national standing or otherwise acceptable to Agent. Such Financial Statements shall be accompanied by (i) a statement prepared in reasonable detail showing the calculations used in determining compliance with each of the financial covenants set forth on Annex G, (ii) the annual letters to such accountants in connection with their audit examination detailing contingent liabilities and material litigation matters, and (iii) the certification of the chief executive officer or chief financial officer of Borrower that all such Financial Statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Borrower and its Subsidiaries on a consolidated and consolidating basis, as at the end of such year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default;

                 (e) Management Letters. To Agent and Lenders, within five (5) Business Days after receipt thereof by any Credit Party, copies of all management letters, exception reports or similar letters or reports received by such Credit Party from its independent certified public accountants;

                 (f) Default Notices. To Agent and Lenders, as soon as practicable, and in any event within five (5) Business Days after the chief executive officer or chief financial officer of Borrower has actual knowledge of the existence of any Default, Event of Default, or other event which has had a Material Adverse Effect, telephonic or telecopied notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day;

                 (g) SEC Filings and Press Releases. To Agent and Lenders, promptly upon their becoming available, copies of: (i) all Financial Statements, reports, notices and proxy statements made publicly available by any Credit Party to its security holders; (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by any Credit Party with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority; and (iii) all press releases and other statements made available by any Credit Party to the public concerning material adverse changes or developments in the business of any such Person;

                 (h) Subordinated Debt and Equity Notices. To Agent, as soon as practicable, copies of all material written notices given or received by any Credit Party with respect to any Subordinated Debt or Stock of such Person, and, within three (3) Business Days after any Credit Party obtains knowledge of any matured or unmatured event of default with respect to any Subordinated Debt, notice of such event of default;

                 (i) Supplemental Schedules. To Agent, supplemental disclosures, if any, required by Section 5.6 of the Agreement;

                 (j) Litigation. To Agent in writing, (i) promptly upon learning thereof, notice of any Litigation commenced or threatened against any Credit Party that (A) seeks damages in excess of $100,000, (B) seeks injunctive relief, (C) is asserted or instituted against any Plan, its fiduciaries or its assets or against any Credit Party or ERISA Affiliate in connection with any Plan, (D) alleges criminal misconduct by any Credit Party, or (E) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liabilities of the Credit Parties, (ii) promptly upon hearing thereof, notice of any material development in any such Litigation referred to in clause (i) hereof or described in the Disclosure Schedules (including, without limitation, the DEI Litigation) and (iii) monthly (prior to the Term Loan B Funding Date or the date on which the Litigation L/C is issued, whichever is later), together with the delivery of the monthly financial statements referred to in clause (a) above, a description of the status of the DEI Litigation and a schedule disclosing the amount that would be determined pursuant to

Sections 2.2(a)(iv) or 2.3(a)(iii) of the Credit Agreement as if the Term Loan B Funding Date occurred on the date such schedule was prepared.

                 (k) Insurance Notices. To Agent, disclosure of losses or casualties required by Section 5.4 of the Agreement;

                 (l) Leases; Warehouses. To Agent, copies of (i) any and all default notices received under or with respect to any leased location or public warehouse where Collateral is located, and (ii) such other notices or documents as Agent may request in its reasonable discretion;

                 (m) OEM Contracts. To Agent and Lenders, copies of all notices received indicating or asserting that (i) any Credit Party is in material default or breach of any OEM Contract, (ii) any OEM Contract is or will be terminated or expired and will not replaced, or (iii) any OEM Accreditation will expire or be withdrawn or terminated; and

                 (n) Other Documents. To Agent and Lenders, such other financial and other information respecting any Credit Party's business or financial condition as Agent or any Lender shall, from time to time, request.

                                 *   *   *   *

                            ANNEX F (SECTION 4.1(B))
                                       TO
                                CREDIT AGREEMENT


                               COLLATERAL REPORTS

                 Borrower shall deliver or cause to be delivered the following:

                 (a) To Agent, upon its request, and in no event less frequently than monthly (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date), each of the following, in each case providing information as of the Friday of the then immediately preceding month:

                  (i) a Borrowing Base Certificate, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

                 (ii) a summary of Inventory by location and type with a supporting perpetual Inventory report, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

                   (iii) a trial balance showing Accounts outstanding aged from invoice due date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion; and

                 (iv)     a calculation of the Tessco Liquidation Reserve.

                 (b) To Agent, on a monthly basis or at such more frequent intervals as Agent may request from time to time (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date), collateral reports, including all additions and reductions (cash and non-cash) with respect to Accounts, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

                 (c) To Agent, at the time of delivery of each of the monthly Financial Statements delivered pursuant to Annex E, a reconciliation of the Accounts trial balance and month-end Inventory reports of Borrower to Borrower's general ledger and monthly Financial Statements delivered pursuant to such Annex E, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

                 (d) To Agent, at the time of delivery of each of the quarterly and annual Financial Statements delivered pursuant to Annex E, (i) a listing of government contracts of

Borrower and Tessco subject to the Federal Assignment of Claims Act of 1940; and (ii) a list of any applications for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency which any Credit Party thereof has filed in the prior Fiscal Quarter;

                 (e) Borrower, at its own expense, shall deliver to Agent the results of each physical verification, if any, which Borrower or any of its Subsidiaries may in their discretion have made, or caused any other Person to have made on their behalf, of all or any portion of their Inventory (and, if a Default or an Event of Default shall have occurred and be continuing, Borrower shall, upon the request of Agent, conduct, and deliver the results of, such physical verifications as Agent may require);

                 (f) Borrower, at its own expense, shall deliver to Agent such appraisals of its assets as Agent may request at any time after the occurrence and during the continuance of a Default or an Event of Default, such appraisals to be conducted by an appraiser, and in form and substance, satisfactory to Agent; and

                 (g) Such other reports, statements and reconciliations with respect to the Borrowing Base or Collateral of any or all Credit Parties as Agent shall from time to time request in its reasonable discretion.

                                 *   *   *   *

                             ANNEX G (SECTION 6.10)
                                       TO
                                CREDIT AGREEMENT

                              FINANCIAL COVENANTS

                 Borrower shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:

         (a) Maximum Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during any of its Fiscal Years of more than (i) the amount set forth below opposite such Fiscal Year plus (ii) in the case of Fiscal Year 1998 and each Fiscal Year thereafter, 25% of the unused portion of the maximum amount of Capital Expenditures permitted hereunder for the then immediately preceding Fiscal Year (but without giving effect to an additional amounts permitted during such preceding Fiscal Year because of this clause (ii)):

                          Fiscal Year                       Maximum Amount
                          -----------                       --------------
                          1997                              $1,000,000
                          1998                              $1,300,000
                          1999 and each Fiscal
                          Year thereafter                   $1,000,000.

         (b) Minimum Fixed Charge Coverage Ratio. Borrower and its Subsidiaries shall have on a consolidated basis at the end of any Fiscal Quarter ending on or after December 31, 1997, a Fixed Charge Coverage Ratio for the 12-month period then ended, taken as a single accounting period (or with respect to the Fiscal Quarters ending on or before June 30, 1998, the period commencing on October 1, 1997 and ending on the last day of such Fiscal Quarter, taken as a single accounting period) of not less 1.5 to 1.0; provided, however, that, if Term Loan C shall be outstanding during any such Fiscal Quarter, such ratio shall not be less than, for any such Fiscal Quarter, the ratio set forth below and corresponding to the outstanding principal balance of Term Loan C as of the last day of such Fiscal Quarter:

                          Term Loan C Balance               Minimum Ratio
                          -------------------               -------------
                          $0 to $3,000,000                          1.15 to 1.0

                          Greater than $3,000,000
                          and less than or equal to
                          $6,000,000                                1.10 to 1.0

                          Greater than $6,000,000
                          and less than or equal to
                          $9,000,000                        1.05 to 1.0

                          Greater than $9,000,000           1.00 to 1.0.

         (c)     Cumulative Minimum EBITDA.   Borrowers and its Subsidiaries on
a consolidated basis shall have, for the period commencing October 1, 1997 and ending as of the end of each Fiscal Month set forth below, EBITDA for such period then ended (taken as a single accounting period) of not less than the following:

                          Month Ending                          Amount
                          ------------                          ------
                          October, 1997                      $  175,000
                          November, 1997                     $  375,000
                          December, 1997                     $  850,000
                          January, 1998                      $1,200,000
                          February, 1998                     $1,500,000
                          March, 1998                        $1,900,000
                          April, 1998                        $2,250,000
                          May, 1998                          $2,600,000
                          June, 1998                         $3,000,000.

         (d) Minimum Quarterly EBITDA. Borrower and its Subsidiaries on a consolidated basis shall have, for the Fiscal Quarter ending September 30, 1998 and for each Fiscal Quarter ending thereafter, EBITDA for such Fiscal Quarter of not less than $1,500,000.

         (e) Minimum Net Worth. Borrower and its Subsidiaries on a consolidated basis shall have Net Worth at all times of not less than the "Minimum Net Worth" (as defined below). "Minimum Net Worth" shall mean $6,500,000 as of the Closing Date and shall increase (on a cumulative basis), as of the end of the Fiscal Quarter ending December 31, 1997 and each subsequent Fiscal Quarter, by 80% of an amount equal to (i) Borrower's and its Subsidiaries' consolidated net income, determined in accordance with GAAP for such Fiscal Quarter minus (ii) all dividends paid or accrued with respect to the Series A Preferred Stock for such Fiscal Quarter (and without duplication of such amounts that were accrued in prior periods and paid in the current period).

                 Unless otherwise specifically provided herein, any accounting term used in the Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP consistently applied as in effect on the Closing Date (and without giving effect to any changes in GAAP except to the extent agreed to in writing by Borrowers and the Requisite Lenders). That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing.

                                 *   *   *   *

                            ANNEX H (SECTION 9.9(A))
                                       TO
                                CREDIT AGREEMENT

                           WIRE TRANSFER INFORMATION


                                   Attached.

                            ANNEX I (SECTION 11.10)
                                       TO
                                CREDIT AGREEMENT

                                NOTICE ADDRESSES


(A)      If to Agent or GE Capital, at

         General Electric Capital Corporation
         10 South LaSalle Street
         Suite 2800
         Chicago, Illinois 60603
         Attention: Account Manager
         Telecopier No.: (312) 419-5957
         Telephone No.: (312) 419-0985

         with copies to:

         Sidley & Austin
         One First National Plaza
         Chicago, Illinois  60603
         Attention:  H. Bruce Bernstein
         Telecopier No.: (312) 853-7000
         Telephone No.: (312) 853-7036

         and:

         General Electric Capital Corporation
         201 High Ridge Road
         Stamford, Connecticut 06927-5100
         Attention:  Corporate Counsel
         Telecopier No.: (203) 316-7889
         Telephone No.: (203) 316-7552

(B)      If to Borrower, at

         Code-Alarm, Inc.
         950 East Whitcomb
         Madison Heights, Michigan  48071
         Attention: Craig S. Camalo
         Telecopier No.: (248) 585-4799
         Telephone No.: (248) 583-9620
         with copies to:

         Pepper, Hamilton & Scheetz
         100 Renaissance Center
         36th Floor
         Detroit, Michigan  48243-1157
         Attention: Dennis S. Kayes
         Telecopier No.: (313) 259-7926
         Telephone No.: (313) 393-7450


                                 *   *   *   *





                                     I-2